UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

MFS VARIABLE INSURANCE TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
December 31, 2023
MFS®  Blended Research®
Small Cap Equity Portfolio
MFS® Variable Insurance Trust III
VSC-ANN

MFS® Blended Research® Small Cap Equity Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Small Cap Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
e.l.f. Beauty, Inc.	1.8%
Cathay General Bancorp, Inc.	1.7%
Skechers USA, Inc., “A”	1.7%
Grand Canyon Education, Inc.	1.5%
AZEK Co., Inc.	1.5%
Empire State Realty Trust, REIT, “A”	1.5%
SLM Corp.	1.5%
APi Group, Inc.	1.4%
Phillips Edison & Co., REIT	1.4%
Saia, Inc.	1.4%

GICS equity sectors (g)
Industrials	17.0%
Financials	16.7%
Health Care	15.7%
Information Technology	12.4%
Consumer Discretionary	11.0%
Real Estate	6.7%
Energy	6.7%
Materials	5.8%
Communication Services	3.3%
Consumer Staples	2.3%
Utilities	1.6%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Blended Research Small Cap Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Blended Research Small Cap Equity Portfolio (fund) provided a total return of 18.96%, while Service Class shares of the fund provided a total return of 18.67%. These compare with a return of 16.93% over the same period for the fund’s benchmark, the Russell 2000® Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the Russell 2000® Index, security selection within both the industrials and consumer staples sectors contributed to the fund’s performance. Within the industrials sector, the fund’s holdings of data center equipment and services provider Vertiv(b)(h), building materials and components manufacturer Builders FirstSource(b), and building products manufacturer AZEK(b) benefited relative returns. The share price of Vertiv advanced on strong revenue growth, cash flow, and profit results driven by better-than-anticipated volumes and price appreciation in the Americas region. Management also raised its full-year profit guidance, which further benefited the stock. The fund’s overweight positions in transportation company Saia and safety and specialty services provider API Group also supported relative results. Within the consumer staples sector, an overweight position in freshly baked sweet goods developer Hostess Brands(h) was also among the fund’s top relative contributors. Shares of Hostess Brands jumped after the acquisition announcement by food and beverage products manufacturer J.M. Smucker Co.
A combination of stock selection and an overweight position in the consumer discretionary sector strengthened relative performance, led by the fund’s overweight position in travel center franchise operator TravelCenters of America(h) and its holdings of footwear retailer Skechers(b). The share price of TravelCenters of America increased after the company entered into a definitive agreement to be acquired by integrated oil company BP. The transaction is expected to expand BP’s convenience and mobility business in the U.S.
Stocks in other sectors that contributed to relative returns included the fund’s holding of data analytics company Elastic(b) and its overweight position in coal mining company CONSOL Energy.
Detractors from Performance
Security selection within both the health care and information technology sectors detracted from the fund’s relative performance. Within the health care sector, the fund’s holdings of dental equipment manufacturer Envista(b), pharmaceutical company Organon(b), life sciences consumables provider Maravai Lifesciences(b)(h), and diagnostic healthcare products manufacturer QuidelOrtho(b) weakened relative results. The share price of Envista fell due to lower-than-anticipated demand recovery, sales volatility, and geopolitical uncertainties related to Israel and Russia. The fund’s overweight position in immune medicine developer Adaptive Biotechnologies also hurt relative performance. Within the information technology sector, an overweight position in enterprise content platform Box, and not owning shares of server and storage systems services provider Super Micro Computer, held back relative returns. The share price of Box fell due to billings deceleration, net revenue contraction, and unfavorable macroeconomic pressures. Management pointed to clients’ tighter budget scrutiny, deal compression, and delays as key reasons for the downside.
2

MFS Blended Research Small Cap Equity Portfolio
Management Review - continued
Stocks in other sectors that hampered relative performance included the fund’s overweight position in banking services provider UMB Financial(h), and its holdings of poor-performing retail and commercial banking services provider First Hawaiian(b)(h) and digital outsourcing services provider TaskUs(b). The share price of UMB Financial weakened due to lower-than-anticipated Net Interest Income (NII) and higher operating expenses that led to margin contraction. Additionally, the failure of regional banks at the beginning of the calendar year also pressured the stock’s performance.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Blended Research Small Cap Equity Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/17/2000	18.96%	10.28%	8.27%
Service Class	5/01/2006	18.67%	10.01%	8.00%
Comparative benchmark(s)
Russell 2000® Index (f)	16.93%	9.97%	7.16%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 2000® Index(h) - constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Blended Research Small Cap Equity Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Blended Research Small Cap Equity Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.48%	$1,000.00	$1,108.75	$2.55
	Hypothetical (h)	0.48%	$1,000.00	$1,022.79	$2.45
Service Class	Actual	0.73%	$1,000.00	$1,107.04	$3.88
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.2%
Aerospace & Defense – 0.9%
CACI International, Inc., “A” (a)	2,258	$ 731,276
Apparel Manufacturers – 1.7%
Skechers USA, Inc., “A” (a)	22,713	$ 1,415,928
Automotive – 2.2%
Methode Electronics, Inc.	17,272	$ 392,593
REV Group, Inc.	37,666	684,391
Titan International, Inc. (a)	6,746	100,380
Visteon Corp. (a)	5,374	671,213
		$1,848,577
Biotechnology – 2.4%
Adaptive Biotechnologies Corp. (a)	90,453	$ 443,220
Alector, Inc. (a)	4,486	35,798
Arcus Biosciences, Inc. (a)	11,873	226,774
Dynavax Technologies Corp. (a)	21,399	299,158
Exelixis, Inc. (a)	10,537	252,783
iTeos Therapeutics, Inc. (a)	15,981	174,992
Lyell Immunopharma, Inc. (a)	63,235	122,676
Sana Biotechnology, Inc. (a)	50,434	205,771
Sangamo Therapeutics, Inc. (a)	40,511	22,010
Tango Therapeutics, Inc. (a)	5,054	50,034
Voyager Therapeutics, Inc. (a)	23,386	197,378
		$2,030,594
Brokerage & Asset Managers – 0.4%
A-Mark Precious Metals, Inc.	7,428	$ 224,697
GCM Grosvenor, Inc., “A”	10,521	94,268
		$318,965
Business Services – 5.1%
BlueLinx Holdings, Inc. (a)	5,814	$ 658,784
Boise Cascade Corp.	2,359	305,160
HireRight Holdings Corp. (a)	27,011	363,298
Insperity, Inc.	2,720	318,838
Medifast, Inc.	924	62,111
TaskUs, Inc., “A” (a)	59,406	776,437
TriNet Group, Inc. (a)	9,565	1,137,566
World Fuel Services Corp.	17,496	398,559
Yext, Inc. (a)	61,064	359,667
		$4,380,420
Cable TV – 0.2%
Cable One, Inc.	302	$ 168,090
Chemicals – 2.3%
Avient Corp.	19,058	$ 792,241
Element Solutions, Inc.	50,427	1,166,881
		$1,959,122
7

MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 2.6%
ACI Worldwide, Inc. (a)	3,657	$ 111,904
Dun & Bradstreet Holdings, Inc.	7,247	84,790
Elastic N.V. (a)	8,898	1,002,805
Nutanix, Inc. (a)	12,724	606,807
Pagerduty, Inc. (a)	6,463	149,618
Sabre Corp. (a)	51,932	228,501
		$2,184,425
Computer Software - Systems – 3.9%
Box, Inc., “A” (a)	36,962	$ 946,597
Five9, Inc. (a)	3,906	307,363
Rapid7, Inc. (a)	19,822	1,131,836
Rimini Street, Inc. (a)	61,911	202,449
Squarespace, Inc., “A” (a)	14,240	470,062
Verint Systems, Inc. (a)	10,382	280,626
		$3,338,933
Construction – 4.2%
AZEK Co., Inc. (a)	33,755	$ 1,291,128
GMS, Inc. (a)	11,737	967,481
M/I Homes, Inc. (a)	439	60,468
MDC Holdings, Inc.	11,343	626,701
Summit Materials, Inc., “A” (a)	15,730	604,976
Taylor Morrison Home Corp. (a)	1,069	57,031
		$3,607,785
Consumer Products – 3.3%
e.l.f. Beauty, Inc. (a)	10,692	$ 1,543,283
Herbalife Ltd. (a)	8,511	129,878
Newell Brands, Inc.	7,320	63,537
Prestige Consumer Healthcare, Inc. (a)	18,408	1,126,938
		$2,863,636
Consumer Services – 1.5%
Grand Canyon Education, Inc. (a)	9,969	$ 1,316,307
Electrical Equipment – 0.1%
Sensata Technologies Holding PLC	1,773	$ 66,612
Electronics – 4.9%
Advanced Energy Industries, Inc.	10,024	$ 1,091,814
Alpha and Omega Semiconductor Ltd. (a)	12,872	335,444
Photronics, Inc. (a)	17,951	563,123
Plexus Corp. (a)	9,563	1,034,047
Sanmina Corp. (a)	2,711	139,264
Silicon Laboratories, Inc. (a)	7,705	1,019,141
		$4,182,833
Energy - Independent – 2.2%
CONSOL Energy, Inc.	5,226	$ 525,370
CVR Energy, Inc.	13,497	408,959
Par Pacific Holdings, Inc. (a)	18,265	664,298
SilverBow Resources, Inc. (a)	10,176	295,918
		$1,894,545
8

MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – 0.2%
National Gas Fuel Co.	3,270	$ 164,056
Engineering - Construction – 1.4%
APi Group, Inc. (a)	35,350	$ 1,223,110
Food & Beverages – 0.3%
Cal-Maine Foods, Inc.	4,135	$ 237,308
Forest & Paper Products – 0.7%
JELD-WEN Holding, Inc. (a)	30,629	$ 578,275
Gaming & Lodging – 1.1%
International Game Technology PLC	33,786	$ 926,074
Insurance – 2.6%
Hanover Insurance Group, Inc.	5,270	$ 639,883
Jackson Financial, Inc.	12,695	649,984
Voya Financial, Inc.	13,108	956,360
		$2,246,227
Internet – 2.2%
Cardlytics, Inc. (a)	16,444	$ 151,449
CarGurus, Inc. (a)	24,141	583,247
Cars.com, Inc. (a)	2,087	39,590
Yelp, Inc. (a)	14,896	705,177
ZipRecruiter, Inc., “A” (a)	31,311	435,223
		$1,914,686
Leisure & Toys – 2.5%
Brunswick Corp.	9,352	$ 904,806
Funko, Inc., “A” (a)	56,117	433,785
Malibu Boats, Inc., “A” (a)	7,278	398,980
Playtika Holdings Corp. (a)	33,163	289,181
Polaris, Inc.	1,304	123,580
		$2,150,332
Machinery & Tools – 4.3%
Flowserve Corp.	18,998	$ 783,097
ITT, Inc.	2,459	293,408
Olympic Steel, Inc.	8,227	548,741
Regal Rexnord Corp.	6,791	1,005,204
Timken Co.	12,732	1,020,470
		$3,650,920
Major Banks – 0.9%
Axos Financial, Inc. (a)	1,011	$ 55,201
Comerica, Inc.	12,504	697,848
		$753,049
Medical & Health Technology & Services – 3.1%
Encompass Health Corp.	14,759	$ 984,720
Health Catalyst, Inc. (a)	53,403	494,512
HealthEquity, Inc. (a)	17,802	1,180,273
		$2,659,505
9

MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 3.8%
Bioventus, Inc., “A” (a)	11,642	$ 61,353
Envista Holdings Corp. (a)	35,025	842,701
MiMedx Group, Inc. (a)	37,584	329,612
Myriad Genetics, Inc. (a)	1,819	34,816
Organogenesis Holdings, Inc. (a)	55,038	225,105
QuidelOrtho Corp. (a)	11,680	860,816
Sotera Health Co. (a)	31,913	537,734
ZimVie, Inc. (a)	20,841	369,928
		$3,262,065
Metals & Mining – 0.6%
Ryerson Holding Corp.	15,381	$ 533,413
Natural Gas - Distribution – 0.6%
Southwest Gas Holdings, Inc.	632	$ 40,037
UGI Corp.	20,923	514,706
		$554,743
Oil Services – 3.2%
ChampionX Corp.	33,000	$ 963,930
Helmerich & Payne	10,468	379,151
NOV, Inc.	50,078	1,015,582
Oil States International, Inc. (a)	4,776	32,429
Select Water Solutions, Inc.	48,037	364,601
		$2,755,693
Other Banks & Diversified Financials – 13.3%
Applied Digital Corp. (a)(l)	67,526	$ 455,125
Atlanticus Holdings Corp. (a)	1,511	58,430
Banc of California, Inc.	51,745	694,935
Bank of N.T. Butterfield & Son Ltd.	14,733	471,603
Bank OZK	1,297	64,630
Cathay General Bancorp, Inc.	32,461	1,446,787
Columbia Banking System, Inc.	42,568	1,135,714
Customers Bancorp, Inc (a)	6,653	383,346
East West Bancorp, Inc.	10,803	777,276
Enova International, Inc. (a)	1,713	94,832
Navient Corp.	24,905	463,731
OFG Bancorp	7,051	264,272
Pacific Premier Bancorp, Inc.	28,066	817,001
Preferred Bank	4,858	354,877
PROG Holdings, Inc. (a)	14,025	433,513
SLM Corp.	66,306	1,267,771
Texas Capital Bancshares, Inc. (a)	17,607	1,137,940
Wintrust Financial Corp.	11,348	1,052,527
		$11,374,310
Pharmaceuticals – 5.1%
ACADIA Pharmaceuticals, Inc. (a)	12,765	$ 399,672
Alkermes PLC (a)	11,190	310,411
Amicus Therapeutics, Inc. (a)	26,353	373,949
Arcturus Therapeutics Holdings Inc. (a)	8,688	273,933
Catalyst Pharmaceuticals, Inc. (a)	16,251	273,179
Coherus BioSciences, Inc. (a)(l)	20,677	68,854
Eagle Pharmaceuticals, Inc. (a)	6,404	33,493
Ionis Pharmaceuticals, Inc. (a)	1,179	59,646
10

MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Ironwood Pharmaceuticals, Inc. (a)	20,799	$ 237,940
Kiniksa Pharmaceuticals, “A” (a)	15,941	279,605
Kymera Therapeutics, Inc. (a)	8,032	204,495
Macrogenics, Inc. (a)	34,800	334,776
Neurocrine Biosciences, Inc. (a)	1,812	238,749
Nurix Therapeutics, Inc. (a)	29,962	309,208
Organon & Co.	49,907	719,659
Vanda Pharmaceuticals, Inc. (a)	28,794	121,511
Y-mAbs Therapeutics, Inc. (a)	16,786	114,480
		$4,353,560
Railroad & Shipping – 0.8%
Teekay Tankers LTD., “A”	14,124	$ 705,776
Real Estate – 6.7%
Brixmor Property Group, Inc., REIT	13,577	$ 315,937
Broadstone Net Lease, Inc., REIT	37,162	639,930
Empire State Realty Trust, REIT, “A”	131,767	1,276,822
Phillips Edison & Co., REIT	33,186	1,210,625
Piedmont Office Realty Trust, Inc., REIT	122,260	869,269
STAG Industrial, Inc., REIT	18,503	726,428
Tanger, Inc., REIT	26,091	723,242
		$5,762,253
Restaurants – 1.4%
Carrols Restaurant Group, Inc.	57,061	$ 449,641
Texas Roadhouse, Inc.	6,471	790,950
		$1,240,591
Specialty Chemicals – 1.6%
Chemours Co.	33,720	$ 1,063,529
Tronox Holdings PLC	19,768	279,915
		$1,343,444
Specialty Stores – 2.3%
Aaron's Co., Inc	6,489	$ 70,600
Builders FirstSource, Inc. (a)	5,790	966,583
Carvana Co. (a)	2,643	139,920
Urban Outfitters, Inc. (a)	20,236	722,223
Victoria's Secret & Co. (a)	1,389	36,864
		$1,936,190
Telephone Services – 0.5%
EchoStar Corp., “A” (a)	26,087	$ 432,262
Trucking – 1.4%
Saia, Inc. (a)	2,724	$ 1,193,711
Utilities - Electric Power – 0.7%
Portland General Electric Co.	14,189	$ 614,951
Total Common Stocks (Identified Cost, $69,526,275)		$84,874,552
11

MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $352,185)	352,144	$ 352,215
Collateral for Securities Loaned – 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36% (j) (Identified Cost, $520,929)	520,929	$ 520,929
Other Assets, Less Liabilities – (0.2)%		(167,642)
Net Assets – 100.0%		$85,580,054
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $352,215 and $85,395,481, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
12

MFS Blended Research Small Cap Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value, including $471,578 of securities on loan (identified cost, $70,047,204)	$85,395,481
Investments in affiliated issuers, at value (identified cost, $352,185)	352,215
Receivables for
Investments sold	388,680
Fund shares sold	2,374
Interest and dividends	78,226
Other assets	678
Total assets	$86,217,654
Liabilities
Payables for
Fund shares reacquired	$72,656
Collateral for securities loaned, at value	520,929
Payable to affiliates
Investment adviser	3,681
Administrative services fee	240
Shareholder servicing costs	9
Distribution and/or service fees	1,482
Payable for independent Trustees' compensation	106
Accrued expenses and other liabilities	38,497
Total liabilities	$637,600
Net assets	$85,580,054
Net assets consist of
Paid-in capital	$69,443,780
Total distributable earnings (loss)	16,136,274
Net assets	$85,580,054
Shares of beneficial interest outstanding	8,838,498
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$32,224,663	3,218,482	$10.01
Service Class	53,355,391	5,620,016	9.49
See Notes to Financial Statements
13

MFS Blended Research Small Cap Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$1,194,516
Dividends from affiliated issuers	27,720
Other	12,172
Income on securities loaned	2,984
Foreign taxes withheld	(1,228)
Total investment income	$1,236,164
Expenses
Management fee	$321,554
Distribution and/or service fees	125,959
Shareholder servicing costs	2,765
Administrative services fee	21,885
Independent Trustees' compensation	3,547
Custodian fee	2,685
Audit and tax fees	57,088
Legal fees	460
Miscellaneous	8,513
Total expenses	$544,456
Reduction of expenses by investment adviser	(10,283)
Net expenses	$534,173
Net investment income (loss)	$701,991
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$785,183
Affiliated issuers	(68)
Net realized gain (loss)	$785,115
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$12,622,046
Affiliated issuers	(45)
Net unrealized gain (loss)	$12,622,001
Net realized and unrealized gain (loss)	$13,407,116
Change in net assets from operations	$14,109,107
See Notes to Financial Statements
14

MFS Blended Research Small Cap Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$701,991	$508,432
Net realized gain (loss)	785,115	2,701,519
Net unrealized gain (loss)	12,622,001	(21,966,170)
Change in net assets from operations	$14,109,107	$(18,756,219)
Total distributions to shareholders	$(3,320,248)	$(20,920,094)
Change in net assets from fund share transactions	$(5,835,549)	$15,936,179
Total change in net assets	$4,953,310	$(23,740,134)
Net assets
At beginning of period	80,626,744	104,366,878
At end of period	$85,580,054	$80,626,744
See Notes to Financial Statements
15

MFS Blended Research Small Cap Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.78	$14.02	$10.91	$11.66	$11.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.08	$0.09	$0.10	$0.10
Net realized and unrealized gain (loss)	1.53	(2.48)	3.14	0.01(g)	2.56
Total from investment operations	$1.62	$(2.40)	$3.23	$0.11	$2.66
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.09)	$(0.12)	$(0.09)	$(0.10)
From net realized gain	(0.32)	(2.75)	—	(0.77)	(2.15)
Total distributions declared to shareholders	$(0.39)	$(2.84)	$(0.12)	$(0.86)	$(2.25)
Net asset value, end of period (x)	$10.01	$8.78	$14.02	$10.91	$11.66
Total return (%) (k)(r)(s)(x)	18.96	(18.37)	29.64	2.23	26.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.52	0.55	0.54	0.55	0.54
Expenses after expense reductions	0.51	0.54	0.52	0.54	0.53
Net investment income (loss)	1.03	0.73	0.67	1.05	0.81
Portfolio turnover	51	55	78	84	59
Net assets at end of period (000 omitted)	$32,225	$29,826	$39,073	$33,850	$35,441
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.34	$13.47	$10.50	$11.24	$10.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.05	$0.05	$0.07	$0.07
Net realized and unrealized gain (loss)	1.45	(2.37)	3.01	0.02(g)	2.46
Total from investment operations	$1.52	$(2.32)	$3.06	$0.09	$2.53
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.06)	$(0.09)	$(0.06)	$(0.06)
From net realized gain	(0.32)	(2.75)	—	(0.77)	(2.15)
Total distributions declared to shareholders	$(0.37)	$(2.81)	$(0.09)	$(0.83)	$(2.21)
Net asset value, end of period (x)	$9.49	$8.34	$13.47	$10.50	$11.24
Total return (%) (k)(r)(s)(x)	18.67	(18.56)	29.17	2.14	26.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.77	0.80	0.79	0.80	0.79
Expenses after expense reductions	0.76	0.79	0.77	0.79	0.78
Net investment income (loss)	0.78	0.49	0.42	0.80	0.56
Portfolio turnover	51	55	78	84	59
Net assets at end of period (000 omitted)	$53,355	$50,801	$65,294	$59,371	$61,099

See Notes to Financial Statements
16

MFS Blended Research Small Cap Equity Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Blended Research Small Cap Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other
18

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$84,874,552	$—	$—	$84,874,552
Mutual Funds	873,144	—	—	873,144
Total	$85,747,696	$—	$—	$85,747,696
For further information regarding security characteristics, see the Portfolio of Investments.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $471,578. The fair value of the fund's investment securities on loan and a related liability of $520,929 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
19

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$505,106	$7,210,050
Long-term capital gains	2,815,142	13,710,044
Total distributions	$3,320,248	$20,920,094
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$70,998,536
Gross appreciation	20,731,670
Gross depreciation	(5,982,510)
Net unrealized appreciation (depreciation)	$14,749,160
Undistributed ordinary income	701,158
Undistributed long-term capital gain	685,956
Total distributable earnings (loss)	$16,136,274
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$1,253,052	$7,622,659
Service Class	2,067,196	13,297,435
Total	$3,320,248	$20,920,094
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the
20

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $10,283, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $1,921, which equated to 0.0024% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $844.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0272% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $12,125, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $40,532,146 and $48,928,155, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
21

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	266,149	$2,409,529	244,552	$2,627,998
Service Class	391,508	3,355,326	628,724	6,501,877
	657,657	$5,764,855	873,276	$9,129,875
Shares issued to shareholders in reinvestment of distributions
Initial Class	139,538	$1,253,052	813,518	$7,622,659
Service Class	242,629	2,067,196	1,492,417	13,297,435
	382,167	$3,320,248	2,305,935	$20,920,094
Shares reacquired
Initial Class	(586,007)	$(5,353,963)	(447,049)	$(4,929,664)
Service Class	(1,107,035)	(9,566,689)	(874,850)	(9,184,126)
	(1,693,042)	$(14,920,652)	(1,321,899)	$(14,113,790)
Net change
Initial Class	(180,320)	$(1,691,382)	611,021	$5,320,993
Service Class	(472,898)	(4,144,167)	1,246,291	10,615,186
	(653,218)	$(5,835,549)	1,857,312	$15,936,179
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $417 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$705,234	$10,157,102	$10,510,008	$(68)	$(45)	$352,215
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$27,720	$—
22

MFS Blended Research Small Cap Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Blended Research Small Cap Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Small Cap Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Blended Research Small Cap Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
24

MFS Blended Research Small Cap Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
25

MFS Blended Research Small Cap Equity Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
26

MFS Blended Research Small Cap Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Blended Research Small Cap Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
27

MFS Blended Research Small Cap Equity Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints.  Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
28

MFS Blended Research Small Cap Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $3,097,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2023
MFS®  Conservative
Allocation Portfolio
MFS® Variable Insurance Trust III
VCA-ANN

MFS® Conservative Allocation Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Conservative Allocation Portfolio
Portfolio Composition
Portfolio allocation
Portfolio holdings
MFS Total Return Bond Series	15.8%
MFS Limited Maturity Portfolio	10.7%
MFS Inflation-Adjusted Bond Portfolio	10.0%
MFS Government Securities Portfolio	9.8%
MFS Global Governments Portfolio	8.0%
MFS Research Series	6.6%
MFS Value Series	6.1%
MFS Growth Series	5.5%
MFS Research International Portfolio	5.1%
MFS High Yield Portfolio	5.0%
MFS Mid Cap Value Portfolio	4.0%
MFS Mid Cap Growth Series	4.0%
MFS Global Real Estate Portfolio	2.0%
MFS International Growth Portfolio	2.0%
MFS International Intrinsic Value Portfolio	2.0%
MFS New Discovery Series	1.0%
MFS New Discovery Value Portfolio	1.0%
Cash & Cash Equivalents	1.4%

Cash & Cash Equivalents includes the fund’s investments in MFS Institutional Money Market Portfolio, an underlying money market fund used for any strategic cash allocation and as a cash sweep vehicle. Cash & Cash Equivalents also includes other assets less liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Conservative Allocation Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Conservative Allocation Portfolio (fund) provided a total return of 10.42%, while Service Class shares of the fund provided a total return of 10.03%. These compare with a return of 5.53% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the MFS Conservative Allocation Portfolio Blended Index (Blended Index), generated a return of 12.27%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
During the reporting period, the fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index. Over the same period, the fund underperformed the Blended Index.
Relative to the Blended Index, weak underlying fund performance within the U.S. equity asset class was a primary detractor from performance as all funds lagged their respective benchmarks. Additionally, the fund's exposure to smaller cap funds and value-oriented funds, most notably to the MFS Value Series and MFS Mid Cap Value Portfolio, also weakened relative returns, as larger cap growth stocks outperformed over the time period..
The fund’s exposure to the international equity asset class also held back relative performance. Here, the MFS Research International Portfolio was a prominent detractor as the fund lagged its respective benchmark.
On the positive side, the fund's exposure to the fixed income asset class contributed to relative performance. Within this asset class, exposure to the MFS High Yield Portfolio, MFS Total Return Bond Series, and MFS Limited Maturity Portfolio outweighed the relative negative contributions stemming from the fund’s exposure to the MFS Inflation-Adjusted Bond Portfolio, MFS Global Governments Portfolio and MFS Government Securities Portfolio.
Respectfully,
Portfolio Manager(s)
Joseph Flaherty, Benjamin Nastou, Natalie Shapiro, and Erich Shigley
Note to Shareholders: Effective August 28, 2023, Benjamin Nastou and Erich Shigley were added as Portfolio Managers of the fund.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
2

MFS Conservative Allocation Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/2008	10.42%	5.59%	4.55%
Service Class	10/01/2008	10.03%	5.30%	4.28%
Comparative benchmark(s)
Bloomberg U.S. Aggregate Bond Index (f)	5.53%	1.10%	1.81%
MFS Conservative Allocation Portfolio Blended Index (f)(w)	12.27%	5.96%	5.08%
FTSE EPRA Nareit Developed Reat Estate Index (net div) (f)	9.67%	2.81%	3.57%
MSCI EAFE Index (net div) (f)	18.24%	8.16%	4.28%
Standard & Poor's 500 Stock Index (f)	26.29%	15.69%	12.03%
(f)	Source: FactSet Research Systems Inc.
(w)	The MFS Conservative Allocation Portfolio Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period (change effective as of September 1, 2023):
	12/31/23	12/31/22
Bloomberg U.S. Aggregate Bond Index	60%	62%
Standard & Poor’s 500 Stock Index	29%	28%
MSCI EAFE Index (net div)	9%	8%
FTSE EPRA Nareit Developed Real Estate Index (net div)	2%	2%
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MFS Conservative Allocation Portfolio
Performance Summary – continued
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
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MFS Conservative Allocation Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.03%	$1,000.00	$1,049.03	$0.15
	Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
Service Class	Actual	0.28%	$1,000.00	$1,046.67	$1.44
	Hypothetical (h)	0.28%	$1,000.00	$1,023.79	$1.43
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
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MFS Conservative Allocation Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
Bond Funds – 59.3%
MFS Global Governments Portfolio - Initial Class (a)	2,563,042	$ 22,580,401
MFS Government Securities Portfolio - Initial Class	2,528,674	27,486,684
MFS High Yield Portfolio - Initial Class	2,822,145	14,110,728
MFS Inflation-Adjusted Bond Portfolio - Initial Class	3,381,028	28,096,340
MFS Limited Maturity Portfolio - Initial Class	3,026,354	30,172,755
MFS Total Return Bond Series - Initial Class	3,798,200	44,438,938
		$166,885,846
International Stock Funds – 9.1%
MFS International Growth Portfolio - Initial Class	387,456	$ 5,683,983
MFS International Intrinsic Value Portfolio - Initial Class	192,596	5,662,330
MFS Research International Portfolio - Initial Class	841,204	14,199,518
		$25,545,831
Non-Traditional Funds – 2.0%
MFS Global Real Estate Portfolio - Initial Class	434,641	$ 5,685,100
U.S. Stock Funds – 28.2%
MFS Growth Series - Initial Class	257,187	$ 15,505,775
MFS Mid Cap Growth Series - Initial Class	1,318,434	11,298,978
MFS Mid Cap Value Portfolio - Initial Class	1,151,670	11,320,920
MFS New Discovery Series - Initial Class (a)	218,444	2,826,661
MFS New Discovery Value Portfolio - Initial Class	352,500	2,816,478
MFS Research Series - Initial Class	574,516	18,367,284
MFS Value Series - Initial Class	799,317	17,001,466
		$79,137,562
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 5.42% (v)	4,034,770	$ 4,035,577
Total Investment Companies (Identified Cost, $267,833,809)		$281,289,916
Other Assets, Less Liabilities – (0.0)%		(40,035)
Net Assets – 100.0%		$281,249,881
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $281,289,916.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements
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MFS Conservative Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in affiliated issuers, at value (identified cost, $267,833,809)	$281,289,916
Receivables for
Investments sold	147,044
Fund shares sold	271
Other assets	1,710
Total assets	$281,438,941
Liabilities
Payables for
Fund shares reacquired	$147,317
Payable to affiliates
Administrative services fee	192
Shareholder servicing costs	6
Distribution and/or service fees	7,677
Payable for independent Trustees' compensation	319
Payable for audit and tax fees	19,438
Accrued expenses and other liabilities	14,111
Total liabilities	$189,060
Net assets	$281,249,881
Net assets consist of
Paid-in capital	$266,534,946
Total distributable earnings (loss)	14,714,935
Net assets	$281,249,881
Shares of beneficial interest outstanding	29,970,979
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,733,503	185,855	$9.33
Service Class	279,516,378	29,785,124	9.38
See Notes to Financial Statements
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MFS Conservative Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends from affiliated issuers	$5,248,681
Other	117
Total investment income	$5,248,798
Expenses
Distribution and/or service fees	$721,057
Shareholder servicing costs	1,445
Administrative services fee	17,500
Independent Trustees' compensation	7,261
Custodian fee	2,230
Audit and tax fees	37,799
Legal fees	4,746
Miscellaneous	22,921
Total expenses	$814,959
Net investment income (loss)	$4,433,839
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$(2,962,363)
Capital gain distributions from affiliated issuers	5,105,638
Net realized gain (loss)	$2,143,275
Change in unrealized appreciation or depreciation
Affiliated issuers	$20,876,012
Net realized and unrealized gain (loss)	$23,019,287
Change in net assets from operations	$27,453,126
See Notes to Financial Statements
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MFS Conservative Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$4,433,839	$7,647,568
Net realized gain (loss)	2,143,275	10,523,595
Net unrealized gain (loss)	20,876,012	(78,765,821)
Change in net assets from operations	$27,453,126	$(60,594,658)
Total distributions to shareholders	$(20,031,164)	$(32,481,327)
Change in net assets from fund share transactions	$(26,688,097)	$(8,422,855)
Total change in net assets	$(19,266,135)	$(101,498,840)
Net assets
At beginning of period	300,516,016	402,014,856
At end of period	$281,249,881	$300,516,016
See Notes to Financial Statements
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MFS Conservative Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.12	$12.02	$11.95	$11.44	$10.58
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.17	$0.21	$0.23	$0.27	$0.28
Net realized and unrealized gain (loss)	0.73	(2.03)	0.60	1.09	1.47
Total from investment operations	$0.90	$(1.82)	$0.83	$1.36	$1.75
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.25)	$(0.29)	$(0.31)	$(0.31)
From net realized gain	(0.41)	(0.83)	(0.47)	(0.54)	(0.58)
Total distributions declared to shareholders	$(0.69)	$(1.08)	$(0.76)	$(0.85)	$(0.89)
Net asset value, end of period (x)	$9.33	$9.12	$12.02	$11.95	$11.44
Total return (%) (k)(s)(x)	10.42	(15.39)	7.00	12.31	16.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.03	0.03	0.03	0.03	0.03
Expenses after expense reductions (h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.82	2.05	1.90	2.40	2.47
Portfolio turnover	3	3	1	7	2
Net assets at end of period (000 omitted)	$1,734	$1,756	$3,278	$3,061	$2,029
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.17	$12.06	$11.99	$11.47	$10.61
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.14	$0.23	$0.19	$0.23	$0.25
Net realized and unrealized gain (loss)	0.73	(2.07)	0.60	1.11	1.47
Total from investment operations	$0.87	$(1.84)	$0.79	$1.34	$1.72
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.22)	$(0.25)	$(0.28)	$(0.28)
From net realized gain	(0.41)	(0.83)	(0.47)	(0.54)	(0.58)
Total distributions declared to shareholders	$(0.66)	$(1.05)	$(0.72)	$(0.82)	$(0.86)
Net asset value, end of period (x)	$9.38	$9.17	$12.06	$11.99	$11.47
Total return (%) (k)(s)(x)	10.03	(15.53)	6.70	12.06	16.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.28	0.28	0.28	0.28	0.28
Expenses after expense reductions (h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.53	2.29	1.60	1.98	2.18
Portfolio turnover	3	3	1	7	2
Net assets at end of period (000 omitted)	$279,516	$298,760	$398,737	$428,229	$433,203

See Notes to Financial Statements
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MFS Conservative Allocation Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
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MFS Conservative Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Conservative Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which
12

MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$281,289,916	$—	$—	$281,289,916
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets and liabilities.
13

MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
Derivatives — The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income and realized gain from affiliated issuers by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests.
The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$7,645,531	$7,278,182
Long-term capital gains	12,385,633	25,203,145
Total distributions	$20,031,164	$32,481,327
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$273,341,943
Gross appreciation	30,530,067
Gross depreciation	(22,582,094)
Net unrealized appreciation (depreciation)	$7,947,973
Undistributed ordinary income	4,433,098
Undistributed long-term capital gain	2,333,864
Total distributable earnings (loss)	$14,714,935
14

MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$126,980	$188,910
Service Class	19,904,184	32,292,417
Total	$20,031,164	$32,481,327
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.
The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $1,285, which equated to 0.0004% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $160.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund pays an annual fixed amount of $17,500. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0060% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
15

MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $8,550,224 and $58,367,326, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,982	$18,861	1,955	$19,673
Service Class	409,035	3,831,650	812,076	8,037,049
	411,017	$3,850,511	814,031	$8,056,722
Shares issued to shareholders in reinvestment of distributions
Initial Class	14,529	$126,980	20,075	$188,910
Service Class	2,261,839	19,904,184	3,409,970	32,292,417
	2,276,368	$20,031,164	3,430,045	$32,481,327
Shares reacquired
Initial Class	(23,190)	$(208,563)	(102,259)	$(1,077,347)
Service Class	(5,465,336)	(50,361,209)	(4,693,800)	(47,883,557)
	(5,488,526)	$(50,569,772)	(4,796,059)	$(48,960,904)
Net change
Initial Class	(6,679)	$(62,722)	(80,229)	$(868,764)
Service Class	(2,794,462)	(26,625,375)	(471,754)	(7,554,091)
	(2,801,141)	$(26,688,097)	(551,983)	$(8,422,855)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $1,543 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
16

MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Global Governments Portfolio	$23,990,710	$359,456	$2,272,897	$(678,807)	$1,181,939	$22,580,401
MFS Global Real Estate Portfolio	5,993,537	866,012	1,391,611	(14,730)	231,892	5,685,100
MFS Government Securities Portfolio	29,845,384	725,592	3,739,017	(1,068,257)	1,722,982	27,486,684
MFS Growth Series	17,653,987	1,356,162	7,489,706	839,016	3,146,316	15,505,775
MFS High Yield Portfolio	14,933,466	868,493	2,537,838	(592,431)	1,439,038	14,110,728
MFS Inflation-Adjusted Bond Portfolio	29,969,985	1,255,021	3,004,683	(788,020)	664,037	28,096,340
MFS Institutional Money Market Portfolio	1,656,155	3,627,337	1,247,936	(71)	92	4,035,577
MFS International Growth Portfolio	5,983,376	414,692	1,312,413	212,699	385,629	5,683,983
MFS International Intrinsic Value Portfolio	5,997,208	549,762	1,396,755	370,831	141,284	5,662,330
MFS Limited Maturity Portfolio	36,007,568	1,020,115	8,217,467	(474,629)	1,837,168	30,172,755
MFS Mid Cap Growth Series	11,864,120	466,257	3,157,988	(202,963)	2,329,552	11,298,978
MFS Mid Cap Value Portfolio	11,992,014	1,152,898	2,695,521	376,421	495,108	11,320,920
MFS New Discovery Series	2,984,712	207,918	789,195	(276,010)	699,236	2,826,661
MFS New Discovery Value Portfolio	3,006,559	542,046	813,658	7,776	73,755	2,816,478
MFS Research International Portfolio	12,009,143	3,073,161	2,562,818	353,908	1,326,124	14,199,518
MFS Research Series	17,896,518	2,381,189	4,636,190	526,881	2,198,886	18,367,284
MFS Total Return Bond Series	50,775,863	1,783,201	9,705,353	(2,024,829)	3,610,056	44,438,938
MFS Value Series	18,005,838	1,776,074	2,644,216	470,852	(607,082)	17,001,466
	$300,566,143	$22,425,386	$59,615,262	$(2,962,363)	$20,876,012	$281,289,916
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Global Governments Portfolio	$—	$—
MFS Global Real Estate Portfolio	49,270	401,128
MFS Government Securities Portfolio	437,567	—
MFS Growth Series	—	1,297,025
MFS High Yield Portfolio	826,154	—
MFS Inflation-Adjusted Bond Portfolio	883,076	—
MFS Institutional Money Market Portfolio	106,494	—
MFS International Growth Portfolio	64,101	170,428
MFS International Intrinsic Value Portfolio	40,518	421,024
MFS Limited Maturity Portfolio	546,899	—
MFS Mid Cap Growth Series	—	150,957
MFS Mid Cap Value Portfolio	196,175	372,047
MFS New Discovery Series	—	—
MFS New Discovery Value Portfolio	43,160	220,816
MFS Research International Portfolio	120,926	—
MFS Research Series	85,799	906,775
MFS Total Return Bond Series	1,565,255	—
MFS Value Series	283,287	1,165,438
	$5,248,681	$5,105,638
17

MFS Conservative Allocation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Conservative Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Conservative Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
18

MFS Conservative Allocation Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
19

MFS Conservative Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
20

MFS Conservative Allocation Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph Flaherty Benjamin Nastou Natalie Shapiro Erich Shigley
21

MFS Conservative Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Conservative Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
22

MFS Conservative Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).
In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was lower than the Broadridge expense group median.  Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
23

MFS Conservative Allocation Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $13,625,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 11.79% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
24

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
26

Annual Report
December 31, 2023
MFS®  Global Real
Estate Portfolio
MFS® Variable Insurance Trust III
VRE-ANN

MFS® Global Real Estate Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Real Estate Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Prologis, Inc., REIT	9.5%
Equinix, Inc., REIT	6.1%
Extra Space Storage, Inc., REIT	3.8%
Equity Lifestyle Properties, Inc., REIT	3.4%
Mitsui Fudosan Co. Ltd.	2.9%
Sun Communities, Inc., REIT	2.8%
Rayonier, Inc., REIT	2.6%
Goodman Group, REIT	2.5%
Federal Realty Investment Trust, REIT	2.4%
Weyerhaeuser Co., REIT	2.3%
GICS equity industries (g)
Real Estate	91.9%
Health Care	3.6%
Communication Services	2.4%
Issuer country weightings (x)
United States	65.2%
United Kingdom	8.0%
Japan	7.9%
Australia	4.0%
Canada	3.0%
Mexico	2.7%
Singapore	2.4%
Germany	1.9%
Switzerland	1.5%
Other Countries	3.4%
Currency exposure weightings (y)
United States Dollar	65.2%
British Pound Sterling	8.0%
Japanese Yen	7.9%
Euro	4.6%
Australian Dollar	4.0%
Canadian Dollar	3.0%
Mexican Peso	2.7%
Singapore Dollar	2.4%
Swiss Franc	1.5%
Other Currencies	0.7%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Global Real Estate Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Global Real Estate Portfolio (fund) provided a total return of 11.46%, while Service Class shares of the fund provided a total return of 11.20%. These compare with a return of 9.67% over the same period for the fund’s benchmark, the FTSE EPRA Nareit Developed Real Estate Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the FTSE EPRA Nareit Developed Real Estate Index, the fund’s holdings within Mexican real estate investments contributed to relative performance, led by its holdings of real estate property development firm Corporacion Inmobiliaria Vesta(b) (Mexico) and real estate investment trust Prologis Property Mexico S.A. de C.V.(b) (Mexico).
The fund’s underweight position in Hong Kong-based real estate investments also benefited relative performance. Here, not owning shares of real estate development company Sun Hung Kai Properties (Hong Kong) and real estate investments and property development company Link Real Estate Investment Trust (Hong Kong) supported relative performance.
Other notable relative contributors during the reporting period included the fund’s holdings of industrial property and business space management firm Goodman Group(b) (Australia) and not owning shares of real estate company Realty Income and real estate investment trust Medical Properties Trust. An overweight position in real estate investment trust Prologis, Inc., and the timing of the fund’s ownership in shares of real estate investment trust Urban Edge Properties(h), also aided relative results.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Detractors from Performance
Stock selection within Japanese real estate investments detracted from relative performance, led by the fund’s holdings of real estate services provider KATITAS(b) (Japan) and an overweight position in real estate investment trust Japan Logistics Fund (Japan).
Elsewhere, not owning shares of senior housing operator Welltower, and the timing of the fund’s ownership in shares of real estate investment trust Digital Realty Trust and property developer and manager Simon Property Group(h), weighed on relative returns. Overweight positions in real estate investment trust Capitaland Investment (Singapore) and real estate investment trust Sun Communities also hindered relative performance. Additionally, holding shares of industrial and logistics property manager ESR Group(b) (Hong Kong), telecommunications tower operator Helios Towers(b), and real estate investment trust SBA Communications(b) further dampened the fund’s relative results.
Respectfully,
Portfolio Manager(s)
2

MFS Global Real Estate Portfolio
Management Review - continued
Rick Gable and Mark Syn
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Global Real Estate Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	12/07/1998	11.46%	6.41%	6.55%
Service Class	2/01/2004	11.20%	6.16%	6.28%
Comparative benchmark(s)
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	9.67%	2.81%	3.57%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
It is not possible to invest directly in an index.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
4

MFS Global Real Estate Portfolio
Performance Summary – continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Global Real Estate Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.90%	$1,000.00	$1,085.68	$4.73
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,084.45	$6.04
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Global Real Estate Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.9%
Construction – 7.7%
American Homes 4 Rent, “A”, REIT	97,914	$ 3,520,987
AvalonBay Communities, Inc., REIT	17,854	3,342,626
Essex Property Trust, Inc., REIT	13,878	3,440,911
Mid-America Apartment Communities, Inc., REIT	18,512	2,489,124
		$12,793,648
Engineering - Construction – 2.7%
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	626,891	$ 2,489,327
Prologis Property Mexico S.A. de C.V., REIT	410,618	1,952,618
		$4,441,945
Forest & Paper Products – 4.9%
Rayonier, Inc., REIT	131,392	$ 4,389,807
Weyerhaeuser Co., REIT	110,667	3,847,891
		$8,237,698
Medical & Health Technology & Services – 3.6%
Encompass Health Corp.	34,562	$ 2,305,977
Universal Health Services, Inc.	24,250	3,696,670
		$6,002,647
Printing & Publishing – 1.0%
Lamar Advertising Co., REIT	15,148	$ 1,609,929
Real Estate – 66.2%
Alexandria Real Estate Equities, Inc., REIT	26,271	$ 3,330,375
Big Yellow Group PLC, REIT	162,089	2,524,735
Boston Properties, Inc., REIT	32,801	2,301,646
Brixmor Property Group, Inc., REIT	149,693	3,483,356
Canadian Apartment Properties, REIT	56,962	2,097,842
CapitaLand India Trusts IEU, REIT	1,178,324	1,017,836
CapitaLand Investment Ltd.	880,100	2,107,305
CubeSmart, REIT	81,829	3,792,774
Douglas Emmett, Inc., REIT	64,296	932,292
Equity Lifestyle Properties, Inc., REIT	80,516	5,679,599
Extra Space Storage, Inc., REIT	39,043	6,259,764
Farmland Partners, Inc., REIT	72,459	904,288
Federal Realty Investment Trust, REIT	39,570	4,077,689
Goodman Group, REIT	240,495	4,146,299
Grainger PLC	706,713	2,381,746
Granite REIT	50,996	2,935,719
Heiwa Real Estate Co. Ltd.	28,700	767,369
Japan Logistics Fund, Inc., REIT	847	1,718,028
Japan Metropolitan Fund Investment Corp., REIT	2,975	2,150,018
KATITAS Co. Ltd.	99,000	1,536,957
Kimco Realty Corp., REIT	116,271	2,477,735
LEG Immobilien SE (a)	10,188	892,116
Mitsui Fudosan Co. Ltd.	197,600	4,846,105
National Storage, REIT	1,353,040	2,120,667
NNN REIT, Inc.	55,826	2,406,101
Nomura Real Estate Holdings	47,000	1,236,333
Parkway Real Estate LLC, REIT	310,200	862,613
Phillips Edison & Co., REIT	44,045	1,606,762
Prologis, Inc., REIT	118,997	15,862,300
7

MFS Global Real Estate Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
PSP Swiss Property AG	17,931	$ 2,507,206
Rexford Industrial Realty, Inc., REIT	55,229	3,098,347
Rural Funds Group, REIT	243,375	351,598
SEGRO PLC, REIT	241,288	2,726,192
Shaftesbury Capital PLC, REIT	1,228,723	2,162,911
Shurgard Self Storage Ltd., REIT	44,321	2,194,918
Sino Land Co. Ltd.	1,012,613	1,100,991
Star Asia Investment Corp., REIT	2,157	881,157
Sun Communities, Inc., REIT	34,703	4,638,056
Unite Group PLC, REIT	145,688	1,938,721
Vonovia SE, REIT	73,225	2,307,081
		$110,363,547
Telecommunications - Wireless – 3.7%
Cellnex Telecom S.A.	58,640	$ 2,308,473
SBA Communications Corp., REIT	15,023	3,811,185
		$6,119,658
Telephone Services – 8.1%
Digital Realty Trust, Inc., REIT	11,638	$ 1,566,242
Equinix, Inc., REIT	12,719	10,243,755
Helios Towers PLC (a)	1,482,822	1,682,171
		$13,492,168
Total Common Stocks (Identified Cost, $129,201,343)		$163,061,240
Investment Companies (h) – 0.0%
Money Market Funds – 0.0%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $3,863)	3,862	$ 3,863
Other Assets, Less Liabilities – 2.1%		3,535,537
Net Assets – 100.0%		$166,600,640
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,863 and $163,061,240, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
See Notes to Financial Statements
8

MFS Global Real Estate Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $129,201,343)	$163,061,240
Investments in affiliated issuers, at value (identified cost, $3,863)	3,863
Foreign currency, at value (identified cost, $24)	24
Receivables for
Investments sold	2,724,205
Fund shares sold	589,027
Dividends	549,638
Other assets	1,098
Total assets	$166,929,095
Liabilities
Payable to custodian	$46,246
Payables for
Fund shares reacquired	198,078
Payable to affiliates
Investment adviser	11,159
Administrative services fee	347
Shareholder servicing costs	11
Distribution and/or service fees	1,665
Payable for independent Trustees' compensation	93
Payable for audit and tax fees	39,673
Accrued expenses and other liabilities	31,183
Total liabilities	$328,455
Net assets	$166,600,640
Net assets consist of
Paid-in capital	$137,934,193
Total distributable earnings (loss)	28,666,447
Net assets	$166,600,640
Shares of beneficial interest outstanding	11,913,251
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$106,154,735	8,117,639	$13.08
Service Class	60,445,905	3,795,612	15.93
See Notes to Financial Statements
9

MFS Global Real Estate Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$4,544,024
Dividends from affiliated issuers	148,417
Other	8,164
Foreign taxes withheld	(125,085)
Total investment income	$4,575,520
Expenses
Management fee	$1,436,955
Distribution and/or service fees	140,102
Shareholder servicing costs	3,285
Administrative services fee	33,321
Independent Trustees' compensation	4,782
Custodian fee	45,536
Audit and tax fees	76,797
Legal fees	800
Miscellaneous	10,152
Total expenses	$1,751,730
Reduction of expenses by investment adviser	(154,329)
Net expenses	$1,597,401
Net investment income (loss)	$2,978,119
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(6,828,823)
Affiliated issuers	731
Foreign currency	(15,775)
Net realized gain (loss)	$(6,843,867)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$21,476,158
Affiliated issuers	(798)
Translation of assets and liabilities in foreign currencies	(252)
Net unrealized gain (loss)	$21,475,108
Net realized and unrealized gain (loss)	$14,631,241
Change in net assets from operations	$17,609,360
See Notes to Financial Statements
10

MFS Global Real Estate Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$2,978,119	$2,798,788
Net realized gain (loss)	(6,843,867)	11,954,258
Net unrealized gain (loss)	21,475,108	(72,468,957)
Change in net assets from operations	$17,609,360	$(57,715,911)
Total distributions to shareholders	$(11,894,771)	$(14,602,234)
Change in net assets from fund share transactions	$948,214	$13,153,425
Total change in net assets	$6,662,803	$(59,164,720)
Net assets
At beginning of period	159,937,837	219,102,557
At end of period	$166,600,640	$159,937,837
See Notes to Financial Statements
11

MFS Global Real Estate Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$12.78	$19.21	$14.98	$15.91	$13.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.25	$0.22	$0.28	$0.35
Net realized and unrealized gain (loss)	1.08	(5.30)	4.27	(0.14)	3.14
Total from investment operations	$1.33	$(5.05)	$4.49	$0.14	$3.49
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.26)	$(0.26)	$(0.70)	$(0.58)
From net realized gain	(0.92)	(1.12)	—	(0.37)	(0.10)
Total distributions declared to shareholders	$(1.03)	$(1.38)	$(0.26)	$(1.07)	$(0.68)
Net asset value, end of period (x)	$13.08	$12.78	$19.21	$14.98	$15.91
Total return (%) (k)(r)(s)(x)	11.46	(26.94)	30.12	1.49	26.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.01	1.01	1.01	1.02	1.01
Expenses after expense reductions	0.91	0.92	0.92	0.92	0.92
Net investment income (loss)	1.95	1.65	1.27	2.00	2.31
Portfolio turnover	39	32	26	43	36
Net assets at end of period (000 omitted)	$106,155	$104,737	$149,746	$127,523	$132,530
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$15.33	$22.70	$17.66	$18.56	$15.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.26	$0.20	$0.29	$0.36
Net realized and unrealized gain (loss)	1.33(g)	(6.30)	5.06	(0.17)(g)	3.66
Total from investment operations	$1.59	$(6.04)	$5.26	$0.12	$4.02
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.21)	$(0.22)	$(0.65)	$(0.53)
From net realized gain	(0.92)	(1.12)	—	(0.37)	(0.10)
Total distributions declared to shareholders	$(0.99)	$(1.33)	$(0.22)	$(1.02)	$(0.63)
Net asset value, end of period (x)	$15.93	$15.33	$22.70	$17.66	$18.56
Total return (%) (k)(r)(s)(x)	11.20	(27.14)	29.87	1.15	26.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.26	1.26	1.26	1.27	1.26
Expenses after expense reductions	1.16	1.17	1.17	1.17	1.17
Net investment income (loss)	1.71	1.42	1.02	1.75	2.07
Portfolio turnover	39	32	26	43	36
Net assets at end of period (000 omitted)	$60,446	$55,200	$69,356	$58,035	$58,508

See Notes to Financial Statements
12

MFS Global Real Estate Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
13

MFS Global Real Estate Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Real Estate Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates, shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the manager; and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by
14

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$163,061,240	$—	$—	$163,061,240
Mutual Funds	3,863	—	—	3,863
Total	$163,065,103	$—	$—	$163,065,103
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. The fund receives substantial distributions from holdings in REITs.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
15

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$1,172,535	$4,454,179
Long-term capital gains	10,722,236	10,148,055
Total distributions	$11,894,771	$14,602,234
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$130,854,216
Gross appreciation	36,070,985
Gross depreciation	(3,860,098)
Net unrealized appreciation (depreciation)	$32,210,887
Undistributed ordinary income	3,109,719
Capital loss carryforwards	(6,649,652)
Other temporary differences	(4,507)
Total distributable earnings (loss)	$28,666,447
As of December 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(742,781)
Long-Term	(5,906,871)
Total	$(6,649,652)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$8,312,022	$10,318,539
Service Class	3,582,749	4,283,695
Total	$11,894,771	$14,602,234
16

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $20,422, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
For the period from January 1, 2023 through July 31, 2023, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses did not exceed 0.92% of average daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2023. For the period from January 1, 2023 through July 31, 2023, this reduction amounted to $80,937 which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2023, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the period from August 1, 2023 through December 31, 2023, this reduction amounted to $52,970, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $2,320, which equated to 0.0015% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $965.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0209% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
17

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $8,095, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $60,984,880 and $68,058,121, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	845,294	$10,402,690	1,145,505	$17,068,075
Service Class	597,307	9,012,339	889,626	16,159,669
	1,442,601	$19,415,029	2,035,131	$33,227,744
Shares issued to shareholders in reinvestment of distributions
Initial Class	712,866	$8,312,022	734,939	$10,318,539
Service Class	252,129	3,582,749	254,074	4,283,695
	964,995	$11,894,771	989,013	$14,602,234
Shares reacquired
Initial Class	(1,635,425)	$(20,471,899)	(1,480,461)	$(23,560,753)
Service Class	(653,939)	(9,889,687)	(599,069)	(11,115,800)
	(2,289,364)	$(30,361,586)	(2,079,530)	$(34,676,553)
Net change
Initial Class	(77,265)	$(1,757,187)	399,983	$3,825,861
Service Class	195,497	2,705,401	544,631	9,327,564
	118,232	$948,214	944,614	$13,153,425
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 18%, 9%, and 3%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $805 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
18

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,669,400	$28,965,056	$32,630,526	$731	$(798)	$3,863
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$148,417	$—
19

MFS Global Real Estate Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Global Real Estate Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Real Estate Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
20

MFS Global Real Estate Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
21

MFS Global Real Estate Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
22

MFS Global Real Estate Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Rick Gable Mark Syn
23

MFS Global Real Estate Portfolio
Board Review of Investment Advisory Agreement
MFS Global Real Estate Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and in the 1st quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
24

MFS Global Real Estate Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the fund effective August 1, 2023, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
25

MFS Global Real Estate Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
26

MFS Global Real Estate Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $11,795,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 3.30% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
27

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
29

Annual Report
December 31, 2023
MFS®  Growth Allocation Portfolio
MFS® Variable Insurance Trust III
VGA-ANN

MFS® Growth Allocation Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Allocation Portfolio
Portfolio Composition
Portfolio allocation
Portfolio holdings
MFS Value Series	11.0%
MFS Growth Series	10.5%
MFS Research International Portfolio	10.1%
MFS Research Series	9.4%
MFS Mid Cap Growth Series	9.0%
MFS Mid Cap Value Portfolio	9.0%
MFS International Growth Portfolio	5.0%
MFS International Intrinsic Value Portfolio	5.0%
MFS High Yield Portfolio	5.0%
MFS Global Real Estate Portfolio	5.0%
MFS Inflation-Adjusted Bond Portfolio	5.0%
MFS Total Return Bond Series	4.7%
MFS Global Governments Portfolio	4.0%
MFS New Discovery Series	2.0%
MFS New Discovery Value Portfolio	2.0%
MFS Emerging Markets Equity Portfolio	1.0%
MFS Limited Maturity Portfolio	1.0%
Cash & Cash Equivalents	1.3%

Cash & Cash Equivalents includes the fund’s investments in MFS Institutional Money Market Portfolio, an underlying money market fund used for any strategic cash allocation and as a cash sweep vehicle. Cash & Cash Equivalents also includes other assets less liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Growth Allocation Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Growth Allocation Portfolio (fund) provided a total return of 15.29%, while Service Class shares of the fund provided a total return of 15.03%. These compare with a return of 26.29% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index). The fund's other benchmark, the MFS Growth Allocation Portfolio Blended Index (Blended Index), generated a return of 19.36%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
During the reporting period, the fund underperformed its benchmark, the S&P 500 Index. Over the same period, the fund also underperformed the Blended Index.
Relative to the Blended Index, weak underlying fund performance within the U.S. equity asset class was a primary detractor from relative performance. Within this segment, exposure to smaller cap funds and value-oriented funds, most notably to the MFS Value Series and MFS Mid Cap Value Portfolio, held back relative returns and more than offset the relative positive contributions stemming from the fund’s exposure to growth-oriented funds, particularly to the MFS Growth Series.
The fund’s exposure to the international equity asset class also held back relative returns. Here, the MFS Research International Portfolio weighed on relative results as the fund lagged its respective benchmark.
On the positive side, the fund's exposure to the fixed income asset class strengthened relative performance. Within this asset class, exposure to the MFS High Yield Portfolio outweighed the relative negative contributions from the fund’s exposure to the MFS Inflation-Adjusted Bond Portfolio and MFS Global Governments Portfolio.
Respectfully,
Portfolio Manager(s)
Joseph Flaherty, Benjamin Nastou, Natalie Shapiro, and Erich Shigley
Note to Shareholders: Effective August 28, 2023, Benjamin Nastou and Erich Shigley were added as Portfolio Managers of the fund.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
2

MFS Growth Allocation Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/2008	15.29%	9.91%	7.54%
Service Class	10/01/2008	15.03%	9.64%	7.26%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	26.29%	15.69%	12.03%
MFS Growth Allocation Portfolio Blended Index (f)(w)	19.36%	10.63%	8.06%
Bloomberg U.S. Aggregate Bond Index (f)	5.53%	1.10%	1.81%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	9.67%	2.81%	3.57%
MSCI EAFE Index (net div) (f)	18.24%	8.16%	4.28%
(f)	Source: FactSet Research Systems Inc.
(w)	The MFS Growth Allocation Portfolio Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period (change effective as of September 1, 2023):
	12/31/23	12/31/22
Standard & Poor's 500 Stock Index	54%	54%
Bloomberg U.S. Aggregate Bond Index	20%	21%
MSCI EAFE Index (net div)	21%	20%
FTSE EPRA Nareit Developed Real Estate Index (net div)	5%	5%
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MFS Growth Allocation Portfolio
Performance Summary – continued
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
4

MFS Growth Allocation Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.03%	$1,000.00	$1,058.89	$0.16
	Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
Service Class	Actual	0.28%	$1,000.00	$1,057.80	$1.45
	Hypothetical (h)	0.28%	$1,000.00	$1,023.79	$1.43
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
5

MFS Growth Allocation Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 99.9%
Bond Funds – 19.7%
MFS Global Governments Portfolio - Initial Class (a)	1,288,598	$ 11,352,546
MFS High Yield Portfolio - Initial Class	2,843,911	14,219,556
MFS Inflation-Adjusted Bond Portfolio - Initial Class	1,698,245	14,112,420
MFS Limited Maturity Portfolio - Initial Class	285,119	2,842,636
MFS Total Return Bond Series - Initial Class	1,153,475	13,495,657
		$56,022,815
International Stock Funds – 21.1%
MFS Emerging Markets Equity Portfolio - Initial Class	229,716	$ 2,862,264
MFS International Growth Portfolio - Initial Class	972,951	14,273,184
MFS International Intrinsic Value Portfolio - Initial Class	484,102	14,232,591
MFS Research International Portfolio - Initial Class	1,690,770	28,540,206
		$59,908,245
Non-Traditional Funds – 5.0%
MFS Global Real Estate Portfolio - Initial Class	1,084,767	$ 14,188,750
U.S. Stock Funds – 52.9%
MFS Growth Series - Initial Class	495,123	$ 29,850,970
MFS Mid Cap Growth Series - Initial Class	2,982,208	25,557,520
MFS Mid Cap Value Portfolio - Initial Class	2,598,830	25,546,501
MFS New Discovery Series - Initial Class (a)	435,701	5,637,976
MFS New Discovery Value Portfolio - Initial Class	704,760	5,631,032
MFS Research Series - Initial Class	844,299	26,992,233
MFS Value Series - Initial Class	1,473,323	31,337,573
		$150,553,805
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 5.42% (v)	3,357,883	$ 3,358,555
Total Investment Companies (Identified Cost, $224,943,361)		$284,032,170
Other Assets, Less Liabilities – 0.1%		153,663
Net Assets – 100.0%		$284,185,833
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $284,032,170.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements
6

MFS Growth Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in affiliated issuers, at value (identified cost, $224,943,361)	$284,032,170
Receivables for
Investments sold	216,004
Fund shares sold	248,382
Other assets	1,649
Total assets	$284,498,205
Liabilities
Payables for
Investments purchased	$21,133
Fund shares reacquired	252,066
Payable to affiliates
Administrative services fee	192
Shareholder servicing costs	7
Distribution and/or service fees	7,707
Payable for independent Trustees' compensation	39
Accrued expenses and other liabilities	31,228
Total liabilities	$312,372
Net assets	$284,185,833
Net assets consist of
Paid-in capital	$218,108,751
Total distributable earnings (loss)	66,077,082
Net assets	$284,185,833
Shares of beneficial interest outstanding	29,606,592
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$3,310,761	346,291	$9.56
Service Class	280,875,072	29,260,301	9.60
See Notes to Financial Statements
7

MFS Growth Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends from affiliated issuers	$3,524,841
Other	98
Total investment income	$3,524,939
Expenses
Distribution and/or service fees	$658,300
Shareholder servicing costs	1,416
Administrative services fee	17,500
Independent Trustees' compensation	6,470
Custodian fee	1,864
Audit and tax fees	37,817
Legal fees	4,638
Miscellaneous	22,476
Total expenses	$750,481
Net investment income (loss)	$2,774,458
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$(2,288,113)
Capital gain distributions from affiliated issuers	9,533,008
Net realized gain (loss)	$7,244,895
Change in unrealized appreciation or depreciation
Affiliated issuers	$27,758,166
Net realized and unrealized gain (loss)	$35,003,061
Change in net assets from operations	$37,777,519
See Notes to Financial Statements
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MFS Growth Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$2,774,458	$6,086,737
Net realized gain (loss)	7,244,895	21,944,996
Net unrealized gain (loss)	27,758,166	(92,552,645)
Change in net assets from operations	$37,777,519	$(64,520,912)
Total distributions to shareholders	$(29,198,608)	$(37,921,553)
Change in net assets from fund share transactions	$14,647,529	$6,816,927
Total change in net assets	$23,226,440	$(95,625,538)
Net assets
At beginning of period	260,959,393	356,584,931
At end of period	$284,185,833	$260,959,393
See Notes to Financial Statements
9

MFS Growth Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.35	$13.27	$12.38	$11.93	$10.64
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.13	$0.26	$0.17	$0.23	$0.22
Net realized and unrealized gain (loss)	1.21	(2.64)	1.75	1.53	2.53
Total from investment operations	$1.34	$(2.38)	$1.92	$1.76	$2.75
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.19)	$(0.23)	$(0.25)	$(0.29)
From net realized gain	(0.87)	(1.35)	(0.80)	(1.06)	(1.17)
Total distributions declared to shareholders	$(1.13)	$(1.54)	$(1.03)	$(1.31)	$(1.46)
Net asset value, end of period (x)	$9.56	$9.35	$13.27	$12.38	$11.93
Total return (%) (k)(s)(x)	15.29	(18.27)	15.76	15.80	26.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.03	0.04	0.03	0.04	0.03
Expenses after expense reductions (h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.32	2.37	1.31	2.02	1.88
Portfolio turnover	9	2	2	6	0(b)
Net assets at end of period (000 omitted)	$3,311	$2,817	$4,564	$4,602	$3,905
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.38	$13.30	$12.40	$11.95	$10.65
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.10	$0.23	$0.14	$0.18	$0.20
Net realized and unrealized gain (loss)	1.22	(2.64)	1.76	1.55	2.52
Total from investment operations	$1.32	$(2.41)	$1.90	$1.73	$2.72
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.16)	$(0.20)	$(0.22)	$(0.25)
From net realized gain	(0.87)	(1.35)	(0.80)	(1.06)	(1.17)
Total distributions declared to shareholders	$(1.10)	$(1.51)	$(1.00)	$(1.28)	$(1.42)
Net asset value, end of period (x)	$9.60	$9.38	$13.30	$12.40	$11.95
Total return (%) (k)(s)(x)	15.03	(18.50)	15.54	15.46	26.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.28	0.29	0.28	0.29	0.28
Expenses after expense reductions (h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.04	2.10	1.09	1.57	1.70
Portfolio turnover	9	2	2	6	0(b)
Net assets at end of period (000 omitted)	$280,875	$258,142	$352,021	$354,270	$351,229

See Notes to Financial Statements
10

MFS Growth Allocation Portfolio
Financial Highlights - continued
(b)	Less than 0.5%.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
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MFS Growth Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Growth Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which
12

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$284,032,170	$—	$—	$284,032,170
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets and liabilities.
13

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
Derivatives — The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income and realized gain from affiliated issuers by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests.
The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$6,082,129	$5,033,364
Long-term capital gains	23,116,479	32,888,189
Total distributions	$29,198,608	$37,921,553
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$229,494,157
Gross appreciation	62,150,657
Gross depreciation	(7,612,644)
Net unrealized appreciation (depreciation)	$54,538,013
Undistributed ordinary income	3,143,296
Undistributed long-term capital gain	8,395,773
Total distributable earnings (loss)	$66,077,082
14

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$352,685	$507,004
Service Class	28,845,923	37,414,549
Total	$29,198,608	$37,921,553
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.
The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $1,223, which equated to 0.0005% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $193.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund pays an annual fixed amount of $17,500. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0066% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
15

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $22,694,912 and $41,339,336, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	29,996	$292,939	2,276	$23,212
Service Class	2,359,241	21,961,796	569,317	6,267,400
	2,389,237	$22,254,735	571,593	$6,290,612
Shares issued to shareholders in reinvestment of distributions
Initial Class	39,851	$352,685	52,485	$507,004
Service Class	3,244,761	28,845,923	3,857,170	37,414,549
	3,284,612	$29,198,608	3,909,655	$37,921,553
Shares reacquired
Initial Class	(24,918)	$(238,481)	(97,292)	$(977,222)
Service Class	(3,865,500)	(36,567,333)	(3,375,336)	(36,418,016)
	(3,890,418)	$(36,805,814)	(3,472,628)	$(37,395,238)
Net change
Initial Class	44,929	$407,143	(42,531)	$(447,006)
Service Class	1,738,502	14,240,386	1,051,151	7,263,933
	1,783,431	$14,647,529	1,008,620	$6,816,927
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $1,347 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
16

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Emerging Markets Equity Portfolio	$2,663,457	$350,316	$407,892	$(47,935)	$304,318	$2,862,264
MFS Global Governments Portfolio	10,442,606	1,406,954	760,903	(254,864)	518,753	11,352,546
MFS Global Real Estate Portfolio	12,864,312	2,457,799	1,634,496	(184,835)	685,970	14,188,750
MFS Growth Series	27,521,975	3,923,154	8,295,463	(307,989)	7,009,293	29,850,970
MFS High Yield Portfolio	13,002,993	1,993,850	1,565,847	(441,057)	1,229,617	14,219,556
MFS Inflation-Adjusted Bond Portfolio	13,035,620	2,050,736	941,602	(328,213)	295,879	14,112,420
MFS Institutional Money Market Portfolio	178,684	12,521,657	9,341,983	(177)	374	3,358,555
MFS International Growth Portfolio	13,266,120	1,554,907	1,891,368	262,821	1,080,704	14,273,184
MFS International Intrinsic Value Portfolio	13,264,298	1,881,362	2,056,032	498,314	644,649	14,232,591
MFS Limited Maturity Portfolio	5,147,566	675,391	3,123,070	(183,179)	325,928	2,842,636
MFS Mid Cap Growth Series	23,457,863	1,475,336	3,799,598	(1,133,504)	5,557,423	25,557,520
MFS Mid Cap Value Portfolio	23,692,403	2,988,617	2,978,434	143,098	1,700,817	25,546,501
MFS New Discovery Series	5,167,031	592,026	901,775	(521,213)	1,301,907	5,637,976
MFS New Discovery Value Portfolio	5,277,163	1,188,428	989,988	(4,007)	159,436	5,631,032
MFS Research International Portfolio	24,031,636	4,590,022	3,174,654	395,777	2,697,425	28,540,206
MFS Research Series	26,016,528	2,308,984	5,087,809	73,470	3,681,060	26,992,233
MFS Total Return Bond Series	12,865,339	1,806,966	1,645,543	(384,822)	853,717	13,495,657
MFS Value Series	29,117,218	4,464,119	2,084,862	130,202	(289,104)	31,337,573
	$261,012,812	$48,230,624	$50,681,319	$(2,288,113)	$27,758,166	$284,032,170
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Emerging Markets Equity Portfolio	$38,293	$—
MFS Global Governments Portfolio	—	—
MFS Global Real Estate Portfolio	117,405	955,851
MFS Growth Series	—	2,233,185
MFS High Yield Portfolio	772,095	—
MFS Inflation-Adjusted Bond Portfolio	414,351	—
MFS Institutional Money Market Portfolio	43,794	—
MFS International Growth Portfolio	151,502	402,807
MFS International Intrinsic Value Portfolio	95,618	993,567
MFS Limited Maturity Portfolio	85,081	—
MFS Mid Cap Growth Series	—	320,083
MFS Mid Cap Value Portfolio	438,467	770,470
MFS New Discovery Series	—	—
MFS New Discovery Value Portfolio	60,998	441,066
MFS Research International Portfolio	257,356	—
MFS Research Series	134,040	1,416,608
MFS Total Return Bond Series	429,847	—
MFS Value Series	485,994	1,999,371
	$3,524,841	$9,533,008
17

MFS Growth Allocation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Growth Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Growth Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
18

MFS Growth Allocation Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
19

MFS Growth Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
20

MFS Growth Allocation Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph Flaherty Benjamin Nastou Natalie Shapiro Erich Shigley
21

MFS Growth Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Growth Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
22

MFS Growth Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).
In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was approximately at the Broadridge expense group median.  Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
23

MFS Growth Allocation Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $25,429,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 24.16% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
24

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
26

Annual Report
December 31, 2023
MFS®  Inflation-Adjusted
Bond Portfolio
MFS® Variable Insurance Trust III
VIA-ANN

MFS® Inflation-Adjusted Bond Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Inflation-Adjusted Bond Portfolio
Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	61.8%
U.S. Treasury Securities	61.1%
Commercial Mortgage-Backed Securities	1.0%
Emerging Markets Bonds	0.9%
Mortgage-Backed Securities	0.8%
Investment Grade Corporates	0.6%
Municipal Bonds	0.2%
Asset-Backed Securities	0.1%
Composition including fixed income credit quality (a)(i)
AAA	5.9%
AA	34.6%
A	3.2%
BBB	10.2%
U.S. Government	44.8%
Federal Agencies	0.8%
Not Rated	27.0%
Cash & Cash Equivalents	0.5%
Other	(27.0)%
Portfolio facts
Average Duration (d)	10.3
Average Effective Maturity (m)	10.9 yrs.
Issuer country weightings (i)(x)
United States	37.3%
United Kingdom	21.8%
France	12.4%
Germany	10.6%
Italy	5.6%
Spain	3.7%
Canada	3.5%
Japan	2.7%
Greece	0.9%
Other Countries	1.5%
Currency exposure weightings (i)(y)
United States Dollar	50.2%
British Pound Sterling	21.8%
Euro	19.0%
Japanese Yen	3.4%
Australian Dollar	1.9%
Canadian Dollar	1.5%
Swedish Krona	1.0%
New Zealand Dollar	0.8%
Norwegian Krone	0.3%
Other Currencies	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
1

MFS Inflation-Adjusted Bond Portfolio
Portfolio Composition - continued
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(p)	For purposes of the presentation of Portfolio structure at value, Other includes market value from currency derivatives and may be negative.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

MFS Inflation-Adjusted Bond Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Inflation-Adjusted Bond Portfolio (fund) provided a total return of 2.74%, while Service Class shares of the fund provided a total return of 2.46%. These compare with a return of 5.47% over the same period for the fund’s benchmark, the Bloomberg World Government Inflation-Linked Bond Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg World Government Inflation-Linked Bond Index, the fund's duration(d) stance and yield curve(y) positioning along the US yield curve detracted from performance. From a country perspective, the fund’s overweight exposure to Canada and Italy dampened relative returns. Additionally, the fund’s underweight exposure to  3- and 5-year key interest rates and overweight allocation to the euro also weakened relative results.
Conversely, favorable bond selection within both 7- and 10-year key interest rates and US-issued bonds supported relative performance. The fund’s underweight exposure to 20- and 25-year key interest rates and overweight exposure to 10- and 15-year key interest rates also benefited relative returns.
Respectfully,
Portfolio Manager(s)
Annalisa Piazza, Robert Spector, and Erik Weisman
Note to Shareholders: Effective September 1, 2023, Annalisa Piazza was added as a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Inflation-Adjusted Bond Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/2008	2.74%	0.14%	0.51%
Service Class	10/01/2008	2.46%	(0.11)%	0.27%
Comparative benchmark(s)
Bloomberg World Government Inflation-Linked Bond Index (f)	5.47%	0.69%	1.06%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg World Government Inflation-Linked Bond Index(a) – measures the performance of the major government inflation-linked bond markets.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Inflation-Adjusted Bond Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Inflation-Adjusted Bond Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.55%	$1,000.00	$1,022.52	$2.80
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80
Service Class	Actual	0.80%	$1,000.00	$1,022.08	$4.08
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 99.3%
Asset-Backed & Securitized – 1.1%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.018%, 11/15/2054 (i)		$2,088,125	$ 102,744
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.285%, 7/15/2054 (i)		2,065,153	128,408
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.609%, 2/15/2054 (i)		1,320,832	107,706
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.266%, 2/15/2054 (i)		4,257,300	257,899
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.146%, 3/15/2054 (i)		2,515,700	133,989
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.26%, 7/15/2054 (i)		3,275,947	202,258
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.273%, 8/15/2054 (i)		3,922,859	258,197
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.316%, 2/15/2054 (i)		3,250,447	218,244
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.04%, 6/15/2064 (i)		1,293,976	70,334
Dell Equipment Finance Trust, 2023-3, “A2”, 6.1%, 4/23/2029 (n)		157,000	157,961
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.29%, 5/15/2054 (i)		1,648,993	100,942
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.208%, 6/15/2054 (i)		1,983,365	109,986
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.525%, 8/15/2054 (i)		1,440,648	109,036
			$1,957,704
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029		$312,000	$ 275,205
Emerging Market Sovereign – 0.9%
Hellenic Republic (Republic of Greece), 1.875%, 2/04/2035	EUR	1,600,000	$ 1,521,897
Industrial – 0.0%
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025		$82,000	$ 79,038
International Market Sovereign – 51.1%
Commonwealth of Australia, Inflation Linked Bond, 2%, 8/21/2035	AUD	85,644	$ 61,486
Commonwealth of Australia, Inflation Linked Bond, 1.25%, 8/21/2040		2,174,596	1,404,682
Government of Canada, Inflation Linked Bond, 4%, 12/01/2031	CAD	2,785,686	2,518,943
Government of Canada, Inflation Linked Bond, 3%, 12/01/2036		3,618,976	3,198,290
Government of Canada, Inflation Linked Bond, 1.5%, 12/01/2044		589,973	440,125
Government of Japan, Inflation Linked Bond, 0.1%, 3/10/2026	JPY	412,182,200	3,038,748
Government of Japan, Inflation Linked Bond, 0.005%, 3/10/2031		230,879,900	1,753,705
Government of New Zealand, Inflation Linked Bond, 3%, 9/20/2030	NZD	1,771,069	1,165,783
Kingdom of Spain, Inflation Linked Bond, 1%, 11/30/2030	EUR	1,739,714	1,939,928
Kingdom of Spain, Inflation Linked Bond, 0.7%, 11/30/2033 (n)		4,272,290	4,557,698
Republic of France, Inflation Linked Bond, 0.7%, 7/25/2030		11,704,633	13,314,269
Republic of France, Inflation Linked Bond, 3.15%, 7/25/2032		4,940,539	6,723,869
Republic of France, Inflation Linked Bond, 0.1%, 7/25/2047		1,347,959	1,307,025
Republic of France, Inflation Linked Bond, 0.1%, 7/25/2053 (n)		325,156	311,681
Republic of Italy, Inflation Linked Bond, 0.4%, 5/15/2030		2,638,240	2,720,885
Republic of Italy, Inflation Linked Bond, 1.25%, 9/15/2032		5,801,241	6,217,890
Republic of Italy, Inflation Linked Bond, 2.35%, 9/15/2035		222,187	260,560
Republic of Italy, Inflation Linked Bond, 2.55%, 9/15/2041		551,958	654,060
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2029	GBP	4,137,120	5,319,364
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 8/10/2031		1,254,552	1,622,177
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 3/22/2034		1,643,038	2,200,584
United Kingdom Treasury, Inflation Linked Bond, 2%, 1/26/2035		2,494,794	3,713,228
United Kingdom Treasury, Inflation Linked Bond, 1.125%, 11/22/2037		3,502,444	4,837,937
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 3/22/2040		3,669,272	4,631,181
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 11/22/2042		2,027,034	2,514,530
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2044		621,790	682,804
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2046		1,472,797	1,574,172
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 11/22/2047		1,987,413	2,430,774
United Kingdom Treasury, Inflation Linked Bond, 0.5%, 3/22/2050		469,132	534,246
United Kingdom Treasury, Inflation Linked Bond, 0.25%, 3/22/2052		2,169,470	2,285,449
7

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Sovereign – continued
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 11/22/2055	GBP	558,225	$ 772,083
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2058		2,095,988	2,037,789
United Kingdom Treasury, Inflation Linked Bond, 0.375%, 3/22/2062		1,159,805	1,221,852
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 11/22/2065		768,813	730,969
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2068		1,066,630	1,013,659
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2073		208,301	211,242
			$89,923,667
Medical & Health Technology & Services – 0.4%
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028		$487,000	$ 485,975
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038		144,000	143,033
			$629,008
Mortgage-Backed – 0.8%
Freddie Mac, 1.799%, 4/25/2030 (i)		$564,669	$ 54,007
Freddie Mac, 1.665%, 5/25/2030 (i)		1,221,668	108,881
Freddie Mac, 1.169%, 9/25/2030 (i)		646,322	42,263
Freddie Mac, 0.327%, 1/25/2031 (i)		4,870,226	85,981
Freddie Mac, 0.78%, 1/25/2031 (i)		1,882,263	86,540
Freddie Mac, 0.935%, 1/25/2031 (i)		1,425,035	77,730
Freddie Mac, 0.514%, 3/25/2031 (i)		5,913,292	172,097
Freddie Mac, 1.216%, 5/25/2031 (i)		709,327	51,901
Freddie Mac, 0.937%, 7/25/2031 (i)		1,133,380	66,170
Freddie Mac, 0.536%, 9/25/2031 (i)		4,635,695	155,235
Freddie Mac, 0.855%, 9/25/2031 (i)		1,417,400	75,224
Freddie Mac, 0.349%, 11/25/2031 (i)		6,965,967	162,512
Freddie Mac, 0.498%, 12/25/2031 (i)		6,916,623	222,571
Freddie Mac, 0.568%, 12/25/2031 (i)		1,130,491	40,778
			$1,401,890
Municipals – 0.2%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 3%, 6/01/2046		$355,000	$ 323,069
U.S. Treasury Inflation Protected Securities – 44.7%
U.S. Treasury Bonds, 0.375%, 1/15/2027		$13,621,259	$ 12,943,469
U.S. Treasury Bonds, 2.125%, 2/15/2040		1,608,431	1,651,163
U.S. Treasury Bonds, 0.75%, 2/15/2042		10,941,175	8,862,699
U.S. Treasury Bonds, 0.75%, 2/15/2045		3,952,102	3,087,607
U.S. Treasury Bonds, 0.125%, 2/15/2052		4,155,439	2,544,407
U.S. Treasury Notes, 0.5%, 1/15/2028		735,872	696,269
U.S. Treasury Notes, 0.875%, 1/15/2029		16,271,865	15,570,705
U.S. Treasury Notes, 0.125%, 7/15/2030		2,921,829	2,639,293
U.S. Treasury Notes, 0.125%, 1/15/2031 (f)		21,801,402	19,457,067
U.S. Treasury Notes, 0.125%, 1/15/2032		12,696,570	11,149,388
			$78,602,067
Total Bonds (Identified Cost, $186,319,646)			$174,713,545
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $1,217,348)		1,217,295	$ 1,217,538
Other Assets, Less Liabilities – (0.0)%			(38,593)
Net Assets – 100.0%			$175,892,490
8

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments – continued
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,217,538 and $174,713,545, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $5,027,340, representing 2.9% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
Derivative Contracts at 12/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	3,172,518	USD	2,036,717	Brown Brothers Harriman	1/19/2024	$126,311
AUD	654,116	USD	438,843	HSBC Bank	1/19/2024	7,135
AUD	51,832	USD	33,444	JPMorgan Chase Bank N.A.	1/19/2024	1,895
AUD	3,913,369	USD	2,517,076	Morgan Stanley Capital Services, Inc.	1/19/2024	151,064
CAD	4,058,782	USD	3,037,193	Deutsche Bank AG	1/19/2024	26,685
CAD	1,988,696	USD	1,458,990	UBS AG	1/19/2024	42,229
DKK	1,853,216	USD	264,182	State Street Bank Corp.	1/19/2024	10,479
EUR	505,504	USD	551,506	Barclays Bank PLC	1/19/2024	6,892
EUR	259,062	USD	285,885	BNP Paribas S.A.	1/19/2024	284
EUR	235,102	USD	251,231	Brown Brothers Harriman	1/19/2024	8,472
EUR	1,071,979	USD	1,177,879	Deutsche Bank AG	1/19/2024	6,270
EUR	1,242,654	USD	1,353,549	HSBC Bank	1/19/2024	19,134
EUR	781,587	USD	840,119	JPMorgan Chase Bank N.A.	1/19/2024	23,252
EUR	2,102,790	USD	2,224,847	Morgan Stanley Capital Services, Inc.	1/19/2024	97,974
EUR	163,137	USD	179,382	State Street Bank Corp.	1/19/2024	825
GBP	622,062	USD	789,780	Barclays Bank PLC	1/19/2024	3,202
GBP	680,464	USD	851,698	Brown Brothers Harriman	1/19/2024	15,730
GBP	1,165,250	USD	1,444,343	JPMorgan Chase Bank N.A.	1/19/2024	41,073
GBP	176,756	USD	219,433	Merrill Lynch International	1/19/2024	5,888
GBP	680,331	USD	856,108	Morgan Stanley Capital Services, Inc.	1/19/2024	11,152
GBP	544,002	USD	682,808	UBS AG	1/19/2024	10,665
JPY	62,335,163	USD	428,265	Barclays Bank PLC	1/19/2024	14,801
JPY	63,952,660	USD	435,270	JPMorgan Chase Bank N.A.	1/19/2024	19,293
JPY	59,896,635	USD	404,056	Merrill Lynch International	1/19/2024	21,678
JPY	62,465,536	USD	432,776	Morgan Stanley Capital Services, Inc.	1/19/2024	11,217
JPY	12,818,394	USD	90,529	NatWest Markets PLC	1/19/2024	582
9

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
NOK	555,782	USD	49,946	Brown Brothers Harriman	1/19/2024	$4,780
NOK	18,044,876	USD	1,650,581	Merrill Lynch International	1/19/2024	126,215
NZD	2,104,731	USD	1,293,321	Brown Brothers Harriman	1/19/2024	37,247
NZD	707,211	USD	422,598	Merrill Lynch International	1/19/2024	24,487
NZD	9,550,945	USD	5,620,093	State Street Bank Corp.	1/19/2024	417,823
SEK	23,198,327	USD	2,148,872	Brown Brothers Harriman	1/19/2024	152,627
SEK	363,664	USD	36,038	Morgan Stanley Capital Services, Inc.	1/19/2024	41
SEK	52,607,309	USD	4,936,896	UBS AG	1/19/2024	282,259
						$1,729,661
Liability Derivatives
GBP	1,871,336	USD	2,391,504	UBS AG	1/19/2024	$(5,997)
USD	857,588	AUD	1,294,521	BNP Paribas S.A.	1/19/2024	(25,019)
USD	49,730	AUD	78,095	JPMorgan Chase Bank N.A.	1/19/2024	(3,515)
USD	1,228,008	AUD	1,935,547	State Street Bank Corp.	1/19/2024	(91,651)
USD	1,153,760	AUD	1,792,510	UBS AG	1/19/2024	(68,376)
USD	67,591	CAD	92,898	Brown Brothers Harriman	1/19/2024	(2,535)
USD	429,546	CAD	583,889	Goldman Sachs International	1/19/2024	(11,218)
USD	32,949	CAD	45,492	JPMorgan Chase Bank N.A.	1/19/2024	(1,391)
USD	5,168,843	CAD	7,106,633	State Street Bank Corp.	1/19/2024	(195,783)
USD	2,142,440	CAD	2,929,212	UBS AG	1/19/2024	(68,752)
USD	429,943	EUR	399,412	Brown Brothers Harriman	1/19/2024	(11,263)
USD	429,800	EUR	397,667	Goldman Sachs International	1/19/2024	(9,477)
USD	5,254,566	EUR	4,937,404	HSBC Bank	1/19/2024	(199,479)
USD	506,954	EUR	472,984	JPMorgan Chase Bank N.A.	1/19/2024	(15,522)
USD	1,076,575	EUR	1,013,188	Merrill Lynch International	1/19/2024	(42,631)
USD	1,047,546	EUR	965,551	Morgan Stanley Capital Services, Inc.	1/19/2024	(19,038)
USD	1,058,692	EUR	965,632	State Street Bank Corp.	1/19/2024	(7,984)
USD	3,237,662	EUR	2,995,533	UBS AG	1/19/2024	(71,318)
USD	5,288,825	GBP	4,151,465	Deutsche Bank AG	1/19/2024	(3,302)
USD	312,477	GBP	257,756	Merrill Lynch International	1/19/2024	(16,101)
USD	1,653,050	GBP	1,355,837	State Street Bank Corp.	1/19/2024	(75,319)
USD	198,099	JPY	29,200,885	Barclays Bank PLC	1/19/2024	(9,455)
USD	431,457	JPY	62,941,634	Deutsche Bank AG	1/19/2024	(15,920)
USD	33,680	JPY	4,975,222	Merrill Lynch International	1/19/2024	(1,682)
USD	1,280,296	NOK	13,905,661	Deutsche Bank AG	1/19/2024	(88,931)
USD	1,000,613	NZD	1,689,310	Morgan Stanley Capital Services, Inc.	1/19/2024	(67,335)
USD	6,123,406	NZD	10,340,971	State Street Bank Corp.	1/19/2024	(413,949)
USD	50,173	SEK	555,499	Brown Brothers Harriman	1/19/2024	(4,938)
USD	5,319,964	SEK	57,788,086	UBS AG	1/19/2024	(413,174)
						$(1,961,055)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Euro-Schatz 2 yr	Long	EUR	158	$18,584,016	March – 2024	$76,395
U.S. Treasury Note 2 yr	Long	USD	154	31,710,766	March – 2024	325,342
						$401,737
10

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments – continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Ultra Bond 30 yr	Short	USD	22	$2,939,063	March – 2024	$(282,114)
At December 31, 2023, the fund had liquid securities with an aggregate value of $328,057 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
11

MFS Inflation-Adjusted Bond Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $186,319,646)	$174,713,545
Investments in affiliated issuers, at value (identified cost, $1,217,348)	1,217,538
Foreign currency, at value (identified cost, $7)	7
Receivables for
Forward foreign currency exchange contracts	1,729,661
Net daily variation margin on open futures contracts	19,291
Fund shares sold	4,698
Interest	486,518
Other assets	1,188
Total assets	$178,172,446
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,961,055
Fund shares reacquired	259,078
Payable to affiliates
Investment adviser	9,461
Administrative services fee	360
Shareholder servicing costs	4
Distribution and/or service fees	2,307
Payable for independent Trustees' compensation	322
Accrued expenses and other liabilities	47,369
Total liabilities	$2,279,956
Net assets	$175,892,490
Net assets consist of
Paid-in capital	$203,281,328
Total distributable earnings (loss)	(27,388,838)
Net assets	$175,892,490
Shares of beneficial interest outstanding	21,297,046
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$92,312,526	11,111,279	$8.31
Service Class	83,579,964	10,185,767	8.21
See Notes to Financial Statements
12

MFS Inflation-Adjusted Bond Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Interest	$8,239,635
Dividends from affiliated issuers	164,625
Other	177
Total investment income	$8,404,437
Expenses
Management fee	$889,498
Distribution and/or service fees	214,631
Shareholder servicing costs	999
Administrative services fee	35,962
Independent Trustees' compensation	5,377
Custodian fee	27,343
Audit and tax fees	46,965
Legal fees	891
Miscellaneous	18,768
Total expenses	$1,240,434
Reduction of expenses by investment adviser	(22,759)
Net expenses	$1,217,675
Net investment income (loss)	$7,186,762
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(10,040,112)
Affiliated issuers	(816)
Futures contracts	(1,331,819)
Forward foreign currency exchange contracts	(1,749,049)
Foreign currency	(12,894)
Net realized gain (loss)	$(13,134,690)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$8,888,131
Affiliated issuers	170
Futures contracts	75,301
Forward foreign currency exchange contracts	1,623,473
Translation of assets and liabilities in foreign currencies	1,566
Net unrealized gain (loss)	$10,588,641
Net realized and unrealized gain (loss)	$(2,546,049)
Change in net assets from operations	$4,640,713
See Notes to Financial Statements
13

MFS Inflation-Adjusted Bond Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$7,186,762	$13,056,134
Net realized gain (loss)	(13,134,690)	(17,060,815)
Net unrealized gain (loss)	10,588,641	(47,942,987)
Change in net assets from operations	$4,640,713	$(51,947,668)
Total distributions to shareholders	$(5,200,231)	$(21,082,368)
Change in net assets from fund share transactions	$(9,083,344)	$9,664,157
Total change in net assets	$(9,642,862)	$(63,365,879)
Net assets
At beginning of period	185,535,352	248,901,231
At end of period	$175,892,490	$185,535,352
See Notes to Financial Statements
14

MFS Inflation-Adjusted Bond Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.34	$11.93	$12.06	$10.81	$10.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.63	$0.34	$0.05	$0.12
Net realized and unrealized gain (loss)	(0.12)	(3.15)	(0.14)	1.40	0.72
Total from investment operations	$0.22	$(2.52)	$0.20	$1.45	$0.84
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.45)	$(0.13)	$(0.05)	$(0.18)
From net realized gain	—	(0.62)	(0.20)	(0.15)	—
Total distributions declared to shareholders	$(0.25)	$(1.07)	$(0.33)	$(0.20)	$(0.18)
Net asset value, end of period (x)	$8.31	$8.34	$11.93	$12.06	$10.81
Total return (%) (k)(r)(s)(x)	2.86	(21.65)	1.63	13.55	8.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.58	0.58	0.57	0.58	0.57
Expenses after expense reductions	0.56	0.57	0.56	0.57	0.56
Net investment income (loss)	4.16	6.42	2.88	0.45	1.11
Portfolio turnover	98	126	96	46	62
Net assets at end of period (000 omitted)	$92,313	$94,432	$126,161	$132,577	$131,221
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.24	$11.78	$11.92	$10.69	$10.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.60	$0.31	$0.02	$0.09
Net realized and unrealized gain (loss)	(0.12)	(3.10)	(0.15)	1.38	0.72
Total from investment operations	$0.20	$(2.50)	$0.16	$1.40	$0.81
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.42)	$(0.10)	$(0.02)	$(0.15)
From net realized gain	—	(0.62)	(0.20)	(0.15)	—
Total distributions declared to shareholders	$(0.23)	$(1.04)	$(0.30)	$(0.17)	$(0.15)
Net asset value, end of period (x)	$8.21	$8.24	$11.78	$11.92	$10.69
Total return (%) (k)(r)(s)(x)	2.58	(21.76)	1.32	13.21	8.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.83	0.83	0.82	0.83	0.82
Expenses after expense reductions	0.81	0.82	0.81	0.82	0.81
Net investment income (loss)	3.91	6.17	2.64	0.19	0.86
Portfolio turnover	98	126	96	46	62
Net assets at end of period (000 omitted)	$83,580	$91,104	$122,740	$126,471	$125,926

See Notes to Financial Statements
15

MFS Inflation-Adjusted Bond Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Inflation-Adjusted Bond Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies
17

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$78,602,067	$—	$78,602,067
Non - U.S. Sovereign Debt	—	91,445,564	—	91,445,564
Municipal Bonds	—	323,069	—	323,069
U.S. Corporate Bonds	—	983,251	—	983,251
Residential Mortgage-Backed Securities	—	1,401,890	—	1,401,890
Commercial Mortgage-Backed Securities	—	1,799,743	—	1,799,743
Asset-Backed Securities (including CDOs)	—	157,961	—	157,961
Mutual Funds	1,217,538	—	—	1,217,538
Total	$1,217,538	$174,713,545	$—	$175,931,083
Other Financial Instruments
Futures Contracts – Assets	$401,737	$—	$—	$401,737
Futures Contracts – Liabilities	(282,114)	—	—	(282,114)
Forward Foreign Currency Exchange Contracts – Assets	—	1,729,661	—	1,729,661
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,961,055)	—	(1,961,055)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
18

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$401,737	$(282,114)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,729,661	(1,961,055)
Total		$2,131,398	$(2,243,169)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,331,819)	$—
Foreign Exchange	—	(1,749,049)
Total	$(1,331,819)	$(1,749,049)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$75,301	$—
Foreign Exchange	—	1,623,473
Total	$75,301	$1,623,473
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for
19

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal amount, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.
20

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$5,200,231	$10,073,595
Long-term capital gains	—	11,008,773
Total distributions	$5,200,231	$21,082,368
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$188,977,790
Gross appreciation	3,265,218
Gross depreciation	(16,423,696)
Net unrealized appreciation (depreciation)	$(13,158,478)
Undistributed ordinary income	5,597,082
Capital loss carryforwards	(19,833,935)
Other temporary differences	6,493
Total distributable earnings (loss)	$(27,388,838)
As of December 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(12,610,169)
Long-Term	(7,223,766)
Total	$(19,833,935)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
21

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$2,821,534	$10,811,076
Service Class	2,378,697	10,271,292
Total	$5,200,231	$21,082,368
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $22,759, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $762, which equated to 0.0004% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $237.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0202% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
22

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$67,117,801	$65,446,567
Non-U.S. Government securities	104,515,429	123,073,597
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	320,550	$2,600,542	564,068	$4,806,981
Service Class	864,541	7,041,873	1,016,586	9,132,485
	1,185,091	$9,642,415	1,580,654	$13,939,466
Shares issued to shareholders in reinvestment of distributions
Initial Class	358,974	$2,821,534	1,217,463	$10,811,076
Service Class	306,139	2,378,697	1,169,851	10,271,292
	665,113	$5,200,231	2,387,314	$21,082,368
Shares reacquired
Initial Class	(888,188)	$(7,270,902)	(1,040,479)	$(10,427,441)
Service Class	(2,044,840)	(16,655,088)	(1,543,930)	(14,930,236)
	(2,933,028)	$(23,925,990)	(2,584,409)	$(25,357,677)
Net change
Initial Class	(208,664)	$(1,848,826)	741,052	$5,190,616
Service Class	(874,160)	(7,234,518)	642,507	4,473,541
	(1,082,824)	$(9,083,344)	1,383,559	$9,664,157
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 28%, 16%, and 8%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $971 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
23

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$515,637	$63,751,989	$63,049,442	$(816)	$170	$1,217,538
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$164,625	$—
24

MFS Inflation-Adjusted Bond Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Inflation-Adjusted Bond Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Inflation-Adjusted Bond Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
25

MFS Inflation-Adjusted Bond Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
26

MFS Inflation-Adjusted Bond Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
27

MFS Inflation-Adjusted Bond Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Annalisa Piazza Robert Spector Erik Weisman
28

MFS Inflation-Adjusted Bond Portfolio
Board Review of Investment Advisory Agreement
MFS Inflation-Adjusted Bond Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 5th quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Inflation Adjusted Bond Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s
29

MFS Inflation-Adjusted Bond Portfolio
Board Review of Investment Advisory Agreement - continued
retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints.  Taking into account that the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
30

MFS Inflation-Adjusted Bond Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
31

MFS Inflation-Adjusted Bond Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
32

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
34

Annual Report
December 31, 2023
MFS®  Limited Maturity Portfolio
MFS® Variable Insurance Trust III
VLT-ANN

MFS® Limited Maturity Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Limited Maturity Portfolio
Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Composition including fixed income credit quality (a)(i)
AAA	8.0%
AA	10.9%
A	23.2%
BBB	30.0%
BB	0.8%
U.S. Government	23.3%
Federal Agencies	1.2%
Not Rated	20.9%
Cash & Cash Equivalents	2.6%
Other (q)	(20.9)%
Fixed income sectors (i)
Investment Grade Corporates	47.9%
U.S. Treasury Securities	44.2%
Collateralized Debt Obligations	11.1%
Commercial Mortgage-Backed Securities	6.6%
Asset-Backed Securities	4.2%
Mortgage-Backed Securities	1.2%
Emerging Markets Bonds	1.1%
Municipal Bonds	0.8%
High Yield Corporates	0.8%
Non-U.S. Government Bonds	0.4%
Portfolio facts
Average Duration (d)	2.1
Average Effective Maturity (m)	2.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

MFS Limited Maturity Portfolio
Portfolio Composition - continued
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.

MFS Limited Maturity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Limited Maturity Portfolio (fund) provided a total return of 6.08%, while Service Class shares of the fund provided a total return of 5.77%. These compare with a return of 4.61% over the same period for the fund’s benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg 1-3 Year U.S. Government/Credit Bond Index, the fund's asset allocation decisions contributed to relative performance, led by its exposure to both collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS), for which the benchmark has no exposure. An underweight exposure to the treasury sector also supported relative returns. Additionally, the fund’s overweight exposure and bond selection within “BBB” and “A” rated(r) credit issues, particularly across both the financial institutions and industrials sectors, benefited relative returns. The fund's longer duration(d) stance was another factor that supported relative returns as interest rates generally declined throughout the reporting period.
Conversely, the fund’s yield curve(y) positioning weighed on relative performance. An underweight allocation to “AAA” rated bonds also held back relative returns.
Respectfully,
Portfolio Manager(s)
Philipp Burgener and Alexander Mackey
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Limited Maturity Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	3/07/2008	6.08%	2.25%	1.72%
Service Class	3/07/2008	5.77%	2.01%	1.47%
Comparative benchmark(s)
Bloomberg 1-3 Year U.S. Government/Credit Bond Index (f)	4.61%	1.51%	1.27%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg 1-3 Year U.S. Government/Credit Bond Index(a) – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

MFS Limited Maturity Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Limited Maturity Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.44%	$1,000.00	$1,041.18	$2.26
	Hypothetical (h)	0.44%	$1,000.00	$1,022.99	$2.24
Service Class	Actual	0.69%	$1,000.00	$1,040.28	$3.55
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.01% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements).

MFS Limited Maturity Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 96.7%
Aerospace & Defense – 0.6%
Boeing Co., 1.433%, 2/04/2024	$876,000	$ 872,272
Boeing Co., 2.196%, 2/04/2026	1,118,000	1,056,384
		$1,928,656
Apparel Manufacturers – 0.2%
Tapestry, Inc., 7.05%, 11/27/2025	$315,000	$ 321,931
Tapestry, Inc., 7%, 11/27/2026	191,000	198,007
		$519,938
Asset-Backed & Securitized – 21.7%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.018%, 11/15/2054 (i)	$12,961,924	$ 637,778
ACREC 2021-FL1 Ltd., “AS”, FLR, 6.972% ((SOFR - 1mo. + 0.11448%) + 1.5%), 10/16/2036 (n)	898,000	877,615
ACREC 2021-FL1 Ltd., “B”, FLR, 7.272% ((SOFR - 1mo. + 0.11448%) + 1.8%), 10/16/2036 (n)	1,596,000	1,549,962
ACREC 2021-FL1 Ltd., “C”, FLR, 7.596% ((SOFR - 1mo. + 0.11448%) + 2.15%), 10/16/2036 (n)	902,000	868,321
AmeriCredit Automobile Receivables Trust, 2020-1, “C”, 1.59%, 10/20/2025	244,154	242,278
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 7.076% ((SOFR - 1mo. + 0.11448%) + 1.6%), 8/15/2034 (n)	455,000	436,551
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 7.326% ((SOFR - 1mo. + 0.11448%) + 1.85%), 8/15/2034 (n)	264,000	250,938
Arbor Realty Trust, Inc., CLO, 2021-FL4, “AS”, FLR, 7.176% ((SOFR - 1mo. + 0.11448%) + 1.7%), 11/15/2036 (n)	1,102,500	1,086,161
Arbor Realty Trust, Inc., CLO, 2021-FL4, “B”, FLR, 7.448% ((SOFR - 1mo. + 0.11448%) + 2%), 11/15/2036 (n)	1,102,500	1,080,606
Arbor Realty Trust, Inc., CLO, 2021-FL4, “C”, FLR, 7.748% ((SOFR - 1mo. + 0.11448%) + 2.3%), 11/15/2036 (n)	663,500	641,429
Arbor Realty Trust, Inc., CLO, 2022-FL1, “C”, FLR, 7.646% (SOFR - 30 day + 2.3%), 1/15/2037 (n)	1,737,500	1,674,138
AREIT 2019-CRE3 Trust, “AS”, FLR, 6.776% ((SOFR - 1mo. + 0.11448%) + 1.3%), 9/14/2036 (n)	513,281	507,883
AREIT 2019-CRE3 Trust, “B”, FLR, 7.026% ((SOFR - 1mo. + 0.11448%) + 1.55%), 9/14/2036 (n)	319,500	308,089
AREIT 2019-CRE3 Trust, “C”, FLR, 7.376% (SOFR - 1mo. + 2.014%), 9/14/2036 (n)	264,000	240,843
AREIT 2022-CRE6 Trust, “D”, FLR, 8.188% (SOFR - 30 day + 2.85%), 1/20/2037 (n)	237,500	223,458
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	287,693	290,889
Balboa Bay Loan Funding Ltd., 2020-1A, “BR”, FLR, 7.323% ((SOFR - 3mo. + 0.26161%) + 1.65%), 1/20/2032 (n)	1,039,826	1,036,637
Balboa Bay Loan Funding Ltd., 2020-1A, “CR”, FLR, 7.773% ((SOFR - 3mo. + 0.26161%) + 2.1%), 1/20/2032 (n)	563,239	553,109
Ballyrock CLO 2018-1A Ltd., “A2”, FLR, 7.277% ((SOFR - 3mo. + 0.26161%) + 1.6%), 4/20/2031 (n)	1,748,737	1,739,185
Ballyrock CLO 2018-1A Ltd., “B”, FLR, 7.577% ((SOFR - 3mo. + 0.26161%) + 1.9%), 4/20/2031 (n)	741,069	735,010
BBCMS Mortgage Trust, 2018-C2, “XA”, 0.753%, 12/15/2051 (i)(n)	21,629,974	624,594
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.285%, 7/15/2054 (i)	5,709,432	355,005
BBCMS Mortgage Trust, 2021-C11, “XA”, 1.374%, 9/15/2054 (i)	5,918,468	415,058
BDS 2021-FL10 Ltd., “B”, FLR, 7.422% ((SOFR - 1mo. + 0.11448%) + 1.95%), 12/16/2036 (n)	519,000	505,196
BDS 2021-FL10 Ltd., “C”, FLR, 7.772% ((SOFR - 1mo. + 0.11448%) + 2.3%), 12/16/2036 (n)	377,500	364,462
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.266%, 2/15/2054 (i)	10,333,105	625,960
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.26%, 7/15/2054 (i)	11,242,872	694,137
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.273%, 8/15/2054 (i)	8,196,984	539,513
Benchmark 2021-B29 Mortgage Trust, “XA”, 1.033%, 9/15/2054 (i)	11,827,048	594,410
BSPRT 2022-FL8 Issuer Ltd., “A”, FLR, 6.846% (SOFR - 30 day + 1.5%), 2/15/2037 (n)	2,069,500	2,048,901
BSPRT 2022-FL8 Issuer Ltd., “B”, FLR, 7.396% (SOFR - 30 day + 2.05%), 2/15/2037 (n)	287,500	280,063
BSPRT 2022-FL8 Issuer Ltd., “C”, FLR, 7.646% (SOFR - 30 day + 2.3%), 2/15/2037 (n)	463,500	447,215
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	84,723	80,961
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	195,362	180,715
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	55,336	50,568
BXMT 2020-FL2 Ltd., “B”, FLR, 6.876% ((SOFR - 1mo. + 0.11448%) + 1.4%), 2/15/2038 (n)	1,445,000	1,266,147
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	550,179	526,584
CD 2017-CD4 Mortgage Trust, “XA”, 1.222%, 5/10/2050 (i)	13,746,318	421,147
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	335,962	310,485
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	106,278	97,254
Chesapeake Funding II LLC (CF II) 2023-2A, “A1”, 6.16%, 10/15/2035 (n)	621,672	628,083
Chesapeake Funding II LLC, 2023-1A, “A1”, 5.65%, 5/15/2035 (n)	612,023	613,634
CNH Equipment Trust 2023-A, “A2”, 5.34%, 9/15/2026	460,813	460,006
Commercial Equipment Finance 2021-A, LLC, “A”, 2.05%, 2/16/2027 (n)	190,330	186,204
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “XA”, 0.635%, 11/15/2062 (i)	8,771,263	272,084

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.316%, 2/15/2054 (i)	$8,979,095	$ 602,882
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.975%, 6/15/2063 (i)	8,853,480	443,261
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.04%, 6/15/2064 (i)	4,908,829	266,820
Credit Acceptance Auto Loan Trust, 2021-2A, “A”, 0.96%, 2/15/2030 (n)	45,216	45,007
Credit Acceptance Auto Loan Trust, 2021-2A, “B”, 1.26%, 4/15/2030 (n)	250,000	246,368
Credit Acceptance Auto Loan Trust, 2021-3A, “B”, 1.38%, 7/15/2030 (n)	250,000	241,725
Credit Acceptance Auto Loan Trust, 2021-3A, “C”, 1.63%, 9/16/2030 (n)	250,000	237,901
Credit Acceptance Auto Loan Trust, 2021-4, “A”, 1.26%, 10/15/2030 (n)	218,810	214,180
Credit Acceptance Auto Loan Trust, 2021-4, “B”, 1.74%, 12/16/2030 (n)	478,000	456,724
Credit Acceptance Auto Loan Trust, 2023-3A, “B”, 7.09%, 10/17/2033 (n)	708,000	716,627
DT Auto Owner Trust, 2023-2A, “A”, 5.88%, 4/15/2027 (n)	682,343	682,615
Enterprise Fleet Financing 2023-1 LLC, “A2”, 5.51%, 1/22/2029 (n)	740,501	741,248
Fortress CBO Investments Ltd., 2022-FL3, “A”, FLR, 7.187% (SOFR - 30 day + 1.85%), 2/23/2039 (n)	1,241,500	1,206,743
Fortress CBO Investments Ltd., 2022-FL3, “AS”, FLR, 7.587% (SOFR - 30 day + 2.25%), 2/23/2039 (n)	1,154,000	1,119,759
GLS Auto Receivables Trust, 2021-3A, “B”, 0.78%, 11/17/2025 (n)	6,440	6,425
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.155%, 5/10/2050 (i)	15,096,390	413,863
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.078%, 8/10/2050 (i)	14,901,807	436,884
GS Mortgage Securities Trust, 2020-GC47, “A5”, 1.126%, 5/12/2053 (i)	8,326,105	460,632
Jamestown CLO Ltd., 2020-15A, “C”, FLR, 8.105% ((SOFR - 3mo. + 0.26161%) + 2.45%), 4/15/2033 (n)	1,998,469	1,960,242
JPMorgan Chase Commercial Mortgage Securities Corp., 1.055%, 9/15/2050 (i)	13,265,835	325,879
LAD Auto Receivables Trust, 2023-4A, “A2”, 6.21%, 10/15/2026 (n)	418,000	419,176
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 7.198% ((SOFR - 1mo. + 0.11448%) + 1.75%), 7/15/2036 (n)	1,344,000	1,323,390
LoanCore 2021-CRE5 Ltd., “B”, FLR, 7.476% ((SOFR - 1mo. + 0.11448%) + 2.0%), 7/15/2036 (n)	567,500	547,414
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 7.158% ((SOFR - 3mo. + 0.26161%) + 1.5%), 4/19/2030 (n)	2,779,008	2,759,622
MF1 2020-FL4 Ltd., “B”, FLR, 8.226% ((SOFR - 1mo. + 0.11448%) + 2.75%), 11/15/2035 (n)	1,946,000	1,940,613
MF1 2021-FL6 Ltd., “B”, FLR, 7.122% ((SOFR - 1mo. + 0.11448%) + 1.65%), 7/16/2036 (n)	1,598,887	1,545,876
MF1 2022-FL9 Ltd., “B”, FLR, 8.505% (SOFR - 1mo. + 3.15%), 6/19/2037 (n)	1,885,500	1,865,363
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.248%, 5/15/2050 (i)	13,021,625	384,859
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.32%, 6/15/2050 (i)	6,723,300	186,908
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.812%, 12/15/2051 (i)	16,289,145	529,804
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.29%, 5/15/2054 (i)	7,281,811	445,752
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.208%, 6/15/2054 (i)	6,746,171	374,102
NextGear Floorplan Master Owner Trust, 2023-1A, “A1”, FLR, 6.438% (SOFR - 1mo. + 1.1%), 3/15/2028 (n)	552,000	556,616
Oaktree CLO 2019-1A Ltd., “BR”, FLR, 7.424% ((SOFR - 3mo. + 0.26161%) + 1.75%), 4/22/2030 (n)	1,129,454	1,114,187
Oaktree CLO 2019-1A Ltd., “CR”, FLR, 8.023% ((SOFR - 3mo. + 0.26161%) + 2.35%), 4/22/2030 (n)	1,129,454	1,114,529
OneMain Financial Issuance Trust (OMFIT) 2023-2A, “B”, 6.17%, 9/15/2036 (n)	531,000	542,052
OneMain Financial Issuance Trust (OMFIT) 2023-2A, “C”, 6.74%, 9/15/2036 (n)	1,250,000	1,272,546
OneMain Financial Issuance Trust, 2020-2A, “A”, 1.75%, 9/14/2035 (n)	1,108,000	1,020,835
OneMain Financial Issuance Trust, 2022-S1, “A”, 4.13%, 5/14/2035 (n)	712,000	693,372
PFP III 2021-8 Ltd., “B”, FLR, 6.952% ((SOFR - 1mo. + 0.11448%) + 1.5%), 8/09/2037 (n)	490,500	472,253
Shackleton 2013-4RA CLO Ltd., “B”, FLR, 7.555% ((SOFR - 3mo. + 2.1616%) + 1.9%), 4/12/2031 (n)	927,055	900,046
Shelter Growth CRE 2021-FL3 Ltd., “C”, FLR, 7.626% ((SOFR - 1mo. + 0.11448%) + 2.15%), 9/15/2036 (n)	516,000	493,178
Southwick Park CLO, Ltd., 2019-4A, “B1R”, FLR, 7.177% ((SOFR - 3mo. + 0.26161%) + 1.5%), 7/20/2032 (n)	422,000	416,729
Southwick Park CLO, Ltd., 2019-4A, “B2R”, 2.46%, 7/20/2032 (n)	735,000	640,716
Southwick Park CLO, Ltd., 2019-4A, “CR”, FLR, 7.627% ((SOFR - 3mo. + 0.26161%) + 1.95%), 7/20/2032 (n)	1,001,000	989,142
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 7.272% ((SOFR - 1mo. + 0.11448%) + 1.8%), 4/18/2038 (n)	764,000	711,514
TPG Real Estate Finance, 2021-FL4, “B”, FLR, 7.326% ((SOFR - 1mo. + 0.11448%) + 1.85%), 3/15/2038 (n)	2,000,000	1,932,354
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 1.012%, 11/15/2050 (i)	9,182,860	263,393
UBS Commercial Mortgage Trust, 2018-C14, “XA”, 0.881%, 12/15/2051 (i)	7,353,831	249,468
Wells Fargo Commercial Mortgage Trust, 2021-C61, “XA”, 1.359%, 11/15/2054 (i)	3,977,505	266,992
World Omni Select Auto Trust 2023-A, “A2B”, FLR, 6.188% (SOFR - 1mo. + 0.85%), 3/15/2027	789,886	790,580
		$65,158,432
Automotive – 1.8%
Daimler Trucks Finance North America LLC, 1.625%, 12/13/2024 (n)	$1,487,000	$ 1,432,504
Hyundai Capital America, 0.8%, 1/08/2024 (n)	154,000	153,895
Hyundai Capital America, 5.875%, 4/07/2025 (n)	591,000	593,780

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Automotive – continued
LKQ Corp., 5.75%, 6/15/2028	$943,000	$ 965,134
Stellantis Finance US, Inc., 1.711%, 1/29/2027 (n)	723,000	656,559
Volkswagen Group of America Finance LLC, 2.85%, 9/26/2024 (n)	602,000	590,057
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	650,000	632,851
Volkswagen Group of America Finance LLC, 1.25%, 11/24/2025 (n)	494,000	458,677
		$5,483,457
Broadcasting – 0.2%
WarnerMedia Holdings, Inc., 3.755%, 3/15/2027	$679,000	$ 650,605
Brokerage & Asset Managers – 2.0%
Brookfield Finance, Inc., 3.9%, 1/25/2028	$1,942,000	$ 1,870,333
Charles Schwab Corp., 5.875%, 8/24/2026	1,766,000	1,811,290
Charles Schwab Corp., 5.643% to 5/19/2028, FLR (SOFR - 1 day + 2.210%) to 5/19/2029	645,000	661,650
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	500,000	482,917
LPL Holdings, Inc., 6.75%, 11/17/2028	368,000	392,295
LPL Holdings, Inc., 4%, 3/15/2029 (n)	814,000	753,289
		$5,971,774
Business Services – 1.1%
Equinix, Inc., 1.25%, 7/15/2025	$607,000	$ 571,003
Global Payments, Inc., 1.2%, 3/01/2026	1,450,000	1,332,122
Tencent Holdings Ltd., 1.81%, 1/26/2026 (n)	1,481,000	1,387,041
		$3,290,166
Cable TV – 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.15%, 11/10/2026	$732,000	$ 748,345
Computer Software – 0.5%
Dell International LLC/EMC Corp., 4%, 7/15/2024	$1,415,000	$ 1,402,551
Computer Software - Systems – 0.5%
VMware, Inc., 1%, 8/15/2024	$839,000	$ 814,862
VMware, Inc., 1.4%, 8/15/2026	649,000	593,629
		$1,408,491
Conglomerates – 0.9%
Regal Rexnord Corp., 6.05%, 2/15/2026 (n)	$1,023,000	$ 1,034,307
Regal Rexnord Corp., 6.05%, 4/15/2028 (n)	600,000	607,366
Westinghouse Air Brake Technologies Corp., 4.15%, 3/15/2024	1,088,000	1,083,401
		$2,725,074
Containers – 0.7%
Berry Global, Inc., 1.57%, 1/15/2026	$432,000	$ 401,326
Berry Global, Inc., 1.65%, 1/15/2027	1,534,000	1,381,101
Berry Global, Inc., 5.5%, 4/15/2028 (n)	167,000	168,830
		$1,951,257
Electrical Equipment – 0.2%
Arrow Electronics, Inc., 6.125%, 3/01/2026	$686,000	$ 686,832

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Electronics – 1.2%
Microchip Technology, Inc., 0.983%, 9/01/2024	$2,095,000	$ 2,029,860
Qorvo, Inc., 1.75%, 12/15/2024	515,000	494,119
SK Hynix, Inc., 6.25%, 1/17/2026 (n)	1,081,000	1,091,572
		$3,615,551
Emerging Market Quasi-Sovereign – 0.3%
DAE Funding LLC (United Arab Emirates), 1.55%, 8/01/2024 (n)	$619,000	$ 602,937
DAE Funding LLC (United Arab Emirates), 2.625%, 3/20/2025 (n)	344,000	329,535
		$932,472
Energy - Independent – 0.5%
EQT Corp., 5.7%, 4/01/2028	$350,000	$ 355,186
Pioneer Natural Resources Co., 1.9%, 8/15/2030	1,493,000	1,267,570
		$1,622,756
Financial Institutions – 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.15%, 2/15/2024	$1,399,000	$ 1,393,454
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.45%, 4/15/2027 (n)	730,000	755,854
Air Lease Corp., 2.2%, 1/15/2027	1,101,000	1,008,180
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	506,000	488,702
Avolon Holdings Funding Ltd., 2.528%, 11/18/2027 (n)	886,000	784,855
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	678,000	602,294
		$5,033,339
Food & Beverages – 1.6%
Bacardi-Martini B.V., 5.25%, 1/15/2029 (n)	$1,276,000	$ 1,274,205
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029	1,669,000	1,468,043
JDE Peet's N.V., 0.8%, 9/24/2024 (n)	1,392,000	1,338,588
JDE Peet's N.V., 1.375%, 1/15/2027 (n)	678,000	609,256
		$4,690,092
Food & Drug Stores – 0.4%
7-Eleven, Inc., 0.8%, 2/10/2024 (n)	$1,339,000	$ 1,331,402
Gaming & Lodging – 1.1%
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	$1,084,000	$ 1,080,197
Hyatt Hotels Corp., 1.8%, 10/01/2024	1,134,000	1,100,254
Hyatt Hotels Corp., 5.75%, 1/30/2027	633,000	646,880
Marriott International, Inc., 4.9%, 4/15/2029	445,000	447,892
		$3,275,223
Industrial – 0.0%
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	$144,000	$ 138,799
Insurance – 0.3%
Equitable Financial Life Insurance Co., 1.4%, 7/07/2025 (n)	$882,000	$ 831,405
International Market Quasi-Sovereign – 0.4%
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)	$1,139,000	$ 1,184,554
Machinery & Tools – 0.5%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,121,000	$ 1,120,137
CNH Industrial Capital LLC, 1.875%, 1/15/2026	448,000	419,799
		$1,539,936

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – 16.5%
Bank of America Corp., 4.2%, 8/26/2024	$692,000	$ 685,509
Bank of America Corp., 4.45%, 3/03/2026	995,000	984,043
Bank of America Corp., 4.25%, 10/22/2026	575,000	564,544
Bank of America Corp., 1.734% to 7/22/2026, FLR (SOFR - 1 day + 0.96%) to 7/22/2027	2,531,000	2,318,779
Bank of America Corp., 4.183%, 11/25/2027	959,000	931,993
Barclays PLC, 2.852% to 5/07/2025, FLR (SOFR - 3mo. + 2.71361%) to 5/07/2026	550,000	530,284
Barclays PLC, 2.279% to 11/24/2026, FLR (CMT - 1yr. + 1.05%) to 11/24/2027	1,474,000	1,354,325
BNP Paribas S.A., 2.591% to 1/20/2027, FLR (SOFR - 1 day + 1.228%) to 1/20/2028 (n)	1,764,000	1,631,783
Capital One Financial Corp., 2.636% to 3/03/2025, FLR (SOFR - 1 day + 1.29%) to 3/03/2026	1,545,000	1,480,397
Capital One Financial Corp., 7.149% to 10/29/2026, FLR (SOFR - 1 day + 2.44%) to 10/29/2027	322,000	334,278
Deutsche Bank AG, 0.898%, 5/28/2024	421,000	413,481
Deutsche Bank AG, 1.447% to 4/01/2024, FLR (SOFR - 1 day + 1.131%) to 4/01/2025	2,012,000	1,987,732
Deutsche Bank AG, 2.311% to 11/16/2026, FLR (SOFR - 1 day + 1.219%) to 11/16/2027	464,000	424,277
Deutsche Bank AG, 6.72% to 1/18/2028, FLR (SOFR - 1 day + 3.18%) to 1/18/2029	150,000	157,081
Goldman Sachs Group, Inc., 1.757% to 1/24/2024, FLR (SOFR - 1 day + 0.73%) to 1/24/2025	1,426,000	1,421,033
Goldman Sachs Group, Inc., 3.5%, 4/01/2025	750,000	732,943
Goldman Sachs Group, Inc., 1.093% to 12/09/2025, FLR (SOFR - 1 day + 0.789%) to 12/09/2026	821,000	756,114
Goldman Sachs Group, Inc., 5.95%, 1/15/2027	1,439,000	1,479,876
Goldman Sachs Group, Inc., 1.948% to 10/21/2026, FLR (SOFR - 1 day + 0.913%) to 10/21/2027	1,205,000	1,102,359
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026	910,000	866,299
HSBC Holdings PLC, 1.589% to 5/24/2026, FLR (SOFR - 1 day + 1.29%) to 5/24/2027	623,000	571,403
HSBC Holdings PLC, 2.251% to 11/22/2026, FLR (SOFR - 1 day + 1.1%) to 11/22/2027	900,000	826,083
Huntington Bancshares, Inc., 4.008% to 5/16/2024, FLR (SOFR - 1 day + 1.205%) to 5/16/2025	683,000	672,851
Huntington Bancshares, Inc., 4.443% to 8/04/2027, FLR (SOFR - 1 day + 1.970%) to 8/04/2028	143,000	138,607
Huntington Bancshares, Inc., 6.208% to 8/21/2028, FLR (SOFR - 1 day + 2.02%) to 8/21/2029	840,000	866,150
JPMorgan Chase & Co., 2.005% to 3/13/2025, FLR (SOFR - 1 day + 1.585%) to 3/13/2026	1,642,000	1,577,537
JPMorgan Chase & Co., 1.04% to 2/04/2026, FLR (SOFR - 1 day + 0.695%) to 2/04/2027	1,071,000	984,316
JPMorgan Chase & Co., 1.578% to 4/22/2026, FLR (SOFR - 1 day + 0.885%) to 4/22/2027	862,000	795,474
JPMorgan Chase & Co., 4.25%, 10/01/2027	959,000	948,537
Lloyds Banking Group PLC, 3.511% to 3/18/2025, FLR (CMT - 1yr. + 1.6%) to 3/18/2026	450,000	439,468
Mitsubishi UFJ Financial Group, Inc., 0.953% to 7/19/2024, FLR (CMT - 1yr. + 0.55%) to 7/19/2025	1,003,000	977,306
Mitsubishi UFJ Financial Group, Inc., 0.962% to 10/11/2024, FLR (CMT - 1yr. + 0.45%) to 10/11/2025	437,000	421,332
Morgan Stanley, 0.864% to 10/21/2024, FLR (SOFR - 1 day + 0.745%) to 10/21/2025	1,635,000	1,570,536
Morgan Stanley, 4.35%, 9/08/2026	1,350,000	1,324,842
Morgan Stanley, 3.625%, 1/20/2027	381,000	369,375
Morgan Stanley, 3.95%, 4/23/2027	135,000	131,046
Morgan Stanley, 1.512% to 7/20/2026, FLR (SOFR - 1 day + 0.858%) to 7/20/2027	411,000	375,410
Nationwide Building Society, 2.972% to 2/16/2027, FLR (SOFR - 1 day + 1.29%) to 2/16/2028 (n)	750,000	697,472
NatWest Group PLC, 4.269% to 3/22/2024, FLR (LIBOR - 3mo. + 1.762%) to 3/22/2025	2,018,000	2,010,840
PNC Bank N.A., 2.5%, 8/27/2024	1,183,000	1,159,597
PNC Financial Services Group, Inc., 5.354% to 12/02/2027, FLR (SOFR - 1 day + 1.62%) to 12/02/2028	1,717,000	1,736,928
Standard Chartered PLC, 1.214% to 3/23/2024, FLR (CMT - 1yr. + 0.88%) to 3/23/2025 (n)	437,000	431,887
Standard Chartered PLC, 1.822% to 11/23/2024, FLR (CMT - 1yr. + 0.95%) to 11/23/2025 (n)	444,000	427,569
Sumitomo Mitsui Financial Group, Inc., 0.508%, 1/12/2024	455,000	454,399
Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	1,613,000	1,526,352
Sumitomo Mitsui Financial Group, Inc., 2.174%, 1/14/2027	1,184,000	1,094,528
Sumitomo Mitsui Trust Bank Ltd., 0.85%, 3/25/2024 (n)	944,000	934,351
Toronto-Dominion Bank, 5.532%, 7/17/2026	1,956,000	1,993,162
UBS Group AG, 4.703% to 8/05/2026, FLR (CMT - 1yr. + 2.05%) to 8/05/2027 (n)	374,000	368,678
UBS Group AG, 9.25% to 11/13/2028, FLR (CMT - 5yr. + 4.745%) to 12/31/2099 (n)	232,000	250,276
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	421,000	395,759
Wells Fargo & Co., 2.164% to 2/11/2025, FLR ((SOFR - 3mo. + 0.26161%) + 0.75%) to 2/11/2026	2,242,000	2,157,754
Wells Fargo & Co., 3.526% to 3/24/2027, FLR (SOFR - 1 day + 1.51%) to 3/24/2028	734,000	700,250
		$49,487,205

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – 0.7%
IQVIA, Inc., 5.7%, 5/15/2028 (n)	$446,000	$ 454,278
IQVIA, Inc., 6.25%, 2/01/2029 (n)	321,000	335,107
Thermo Fisher Scientific, Inc., 1.215%, 10/18/2024	1,500,000	1,452,225
		$2,241,610
Metals & Mining – 1.7%
Anglo American Capital PLC, 4.75%, 4/10/2027 (n)	$1,599,000	$ 1,577,873
Glencore Funding LLC, 4.125%, 3/12/2024 (n)	1,354,000	1,349,048
Glencore Funding LLC, 1.625%, 9/01/2025 (n)	1,100,000	1,038,718
Glencore Funding LLC, 1.625%, 4/27/2026 (n)	1,191,000	1,103,961
		$5,069,600
Midstream – 1.8%
DCP Midstream Operating, LP, 5.625%, 7/15/2027	$1,413,000	$ 1,447,747
Enbridge, Inc., 2.5%, 2/14/2025	496,000	480,974
Enbridge, Inc., 5.969%, 3/08/2026	257,000	257,049
Energy Transfer LP, 2.9%, 5/15/2025	635,000	615,281
Energy Transfer LP, 5.55%, 2/15/2028	436,000	444,763
Plains All American Pipeline LP, 4.65%, 10/15/2025	992,000	981,266
TC Energy Corp., 6.203%, 3/09/2026	461,000	460,966
Western Midstream Operating LP, 3.1%, 2/01/2025	796,000	774,637
		$5,462,683
Mortgage-Backed – 1.2%
Fannie Mae, 5%, 7/01/2039 - 3/01/2042	$393,467	$ 399,679
Fannie Mae, 2%, 5/25/2044	103,386	100,732
Freddie Mac, 0.904%, 4/25/2024 (i)	313,609	395
Freddie Mac, 5.965%, 7/25/2029	512,034	511,526
Freddie Mac, 1.579%, 4/25/2030 (i)	6,092,957	475,382
Freddie Mac, 3%, 4/15/2033 - 6/15/2045	2,065,548	1,953,291
Freddie Mac, 2%, 7/15/2042	278,419	255,248
		$3,696,253
Municipals – 0.8%
Illinois Sales Tax Securitization Corp., Second Lien, Taxable, “B”, BAM, 2.225%, 1/01/2024	$730,000	$ 730,000
Kentucky Higher Education Student Loan Corp. Rev., Taxable, “A-2”, 5.949%, 6/01/2037	580,000	573,840
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.156%, 7/01/2024	190,000	187,148
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.306%, 7/01/2025	150,000	144,565
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.562%, 7/01/2026	185,000	175,887
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	200,971	197,243
New Jersey Transportation Trust Fund Authority, Transportation System, Taxable, “B”, 2.631%, 6/15/2024	440,000	434,236
		$2,442,919
Natural Gas - Pipeline – 0.6%
APA Infrastructure Ltd., 4.2%, 3/23/2025 (n)	$1,960,000	$ 1,930,951
Other Banks & Diversified Financials – 2.0%
AIB Group PLC, 7.583% to 10/14/2025, FLR (SOFR - 1 day + 3.456%) to 10/14/2026 (n)	$901,000	$ 929,254
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)	225,000	237,027
American Express Co., 2.25%, 3/04/2025	773,000	747,849
Banque Federative du Credit Mutuel S.A., 0.65%, 2/27/2024 (n)	1,833,000	1,818,906
Banque Federative du Credit Mutuel S.A., 5.896%, 7/13/2026 (n)	905,000	923,933
Macquarie Group Ltd., 1.201% to 10/14/2024, FLR (SOFR - 1 day + 0.694%) to 10/14/2025 (n)	654,000	631,005

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
Macquarie Group Ltd., 1.34% to 1/12/2026, FLR (SOFR - 1 day + 1.069%) to 1/12/2027 (n)	$659,000	$ 605,447
		$5,893,421
Pharmaceuticals – 0.3%
Amgen, Inc., 5.507%, 3/02/2026	$294,000	$ 294,133
Bayer US Finance LLC, 6.125%, 11/21/2026 (n)	315,000	320,254
Bayer US Finance LLC, 6.25%, 1/21/2029 (n)	303,000	309,741
		$924,128
Railroad & Shipping – 0.5%
Canadian Pacific Railway Co., 1.35%, 12/02/2024	$1,588,000	$ 1,531,026
Real Estate - Office – 0.4%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026	$1,092,000	$ 1,018,120
Corporate Office Property LP, REIT, 2%, 1/15/2029	219,000	182,380
		$1,200,500
Retailers – 0.2%
Nordstrom, Inc., 2.3%, 4/08/2024	$519,000	$ 511,910
Specialty Chemicals – 0.2%
International Flavors & Fragrances, Inc., 1.23%, 10/01/2025 (n)	$164,000	$ 151,805
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)	505,000	442,523
		$594,328
Specialty Stores – 0.5%
Genuine Parts Co., 1.75%, 2/01/2025	$792,000	$ 760,459
Ross Stores, Inc., 0.875%, 4/15/2026	789,000	723,228
		$1,483,687
Telecommunications - Wireless – 0.8%
Crown Castle, Inc., REIT, 1.35%, 7/15/2025	$257,000	$ 242,460
Crown Castle, Inc., REIT, 2.9%, 3/15/2027	206,000	192,641
T-Mobile USA, Inc., 3.5%, 4/15/2025	1,901,000	1,860,817
		$2,295,918
Tobacco – 1.0%
B.A.T. International Finance PLC, 5.931%, 2/02/2029	$481,000	$ 499,767
Imperial Brands Finance PLC, 6.125%, 7/27/2027 (n)	305,000	313,183
Philip Morris International, Inc., 5.125%, 11/15/2024	800,000	798,871
Philip Morris International, Inc., 5%, 11/17/2025	364,000	365,439
Philip Morris International, Inc., 5.125%, 11/17/2027	324,000	329,773
Philip Morris International, Inc., 4.875%, 2/15/2028	638,000	644,816
		$2,951,849
Transportation - Services – 1.7%
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)	$2,849,000	$ 2,812,685
Element Fleet Management Corp., 6.271%, 6/26/2026 (n)	1,638,000	1,667,893
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	551,000	543,006
		$5,023,584

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – 23.2%
U.S. Treasury Notes, 5%, 9/30/2025	$15,084,000	$ 15,237,786
U.S. Treasury Notes, 4.125%, 6/15/2026 (f)	34,270,000	34,261,968
U.S. Treasury Notes, 4.625%, 11/15/2026	19,861,000	20,174,431
		$69,674,185
Utilities - Electric Power – 4.0%
American Electric Power Co., Inc., 5.699%, 8/15/2025	$285,000	$ 286,871
Edison International, 4.7%, 8/15/2025	750,000	740,707
Emera US Finance LP, 0.833%, 6/15/2024	589,000	574,116
Enel Finance International N.V., 6.8%, 10/14/2025 (n)	630,000	645,839
Entergy Louisiana LLC, 0.95%, 10/01/2024	2,993,000	2,895,435
FirstEnergy Corp., 2.05%, 3/01/2025	929,000	896,485
FirstEnergy Corp., 1.6%, 1/15/2026	513,000	477,117
NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/2025	827,000	834,365
NextEra Energy Capital Holdings, Inc., 5.749%, 9/01/2025	922,000	930,723
Pacific Gas & Electric Co., 4.95%, 6/08/2025	550,000	546,392
Pacific Gas & Electric Co., 6.1%, 1/15/2029	844,000	873,369
Southern California Edison Co., 0.975%, 8/01/2024	667,000	649,552
Vistra Operations Co. LLC, 4.875%, 5/13/2024 (n)	952,000	946,621
WEC Energy Group, Inc., 0.8%, 3/15/2024	612,000	605,754
		$11,903,346
Total Bonds (Identified Cost, $295,459,150)		$290,440,210
Investment Companies (h) – 2.6%
Money Market Funds – 2.6%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $7,914,297)	7,913,540	$ 7,915,123
Other Assets, Less Liabilities – 0.7%		2,176,363
Net Assets – 100.0%		$300,531,696
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $7,915,123 and $290,440,210, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $99,863,042, representing 33.2% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Derivative Contracts at 12/31/23
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	136	$28,004,312	March – 2024	$287,315
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
10/02/25	USD	8,000,000	centrally cleared	5.014% / Annually	SOFR - 1 day / Annually	$97,746	$(750)	$96,996
10/02/26	USD	25,600,000	centrally cleared	4.697% / Annually	SOFR - 1 day / Annually	540,474	(2,309)	538,165
						$638,220	$(3,059)	$635,161
At December 31, 2023, the fund had liquid securities with an aggregate value of $806,036 to cover any collateral or margin obligations for certain derivative contracts..
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $295,459,150)	$290,440,210
Investments in affiliated issuers, at value (identified cost, $7,914,297)	7,915,123
Receivables for
Net daily variation margin on open cleared swap agreements	16,344
Net daily variation margin on open futures contracts	17,045
Fund shares sold	100,472
Interest	2,382,188
Other assets	1,812
Total assets	$300,873,194
Liabilities
Payables for
Fund shares reacquired	$262,604
Payable to affiliates
Investment adviser	12,745
Administrative services fee	522
Shareholder servicing costs	5
Distribution and/or service fees	2,236
Payable for independent Trustees' compensation	273
Payable for audit and tax fees	34,769
Accrued expenses and other liabilities	28,344
Total liabilities	$341,498
Net assets	$300,531,696
Net assets consist of
Paid-in capital	$303,085,690
Total distributable earnings (loss)	(2,553,994)
Net assets	$300,531,696
Shares of beneficial interest outstanding	30,128,920
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$218,926,326	21,951,346	$9.97
Service Class	81,605,370	8,177,574	9.98
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Interest	$12,729,439
Dividends from affiliated issuers	335,457
Other	14,308
Total investment income	$13,079,204
Expenses
Management fee	$1,274,448
Distribution and/or service fees	206,066
Shareholder servicing costs	1,320
Administrative services fee	56,271
Independent Trustees' compensation	7,950
Custodian fee	22,135
Audit and tax fees	70,206
Legal fees	1,663
Miscellaneous	21,013
Total expenses	$1,661,072
Reduction of expenses by investment adviser	(40,751)
Net expenses	$1,620,321
Net investment income (loss)	$11,458,883
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(3,257,906)
Affiliated issuers	2,948
Futures contracts	(748,574)
Swap agreements	(1,284,705)
Net realized gain (loss)	$(5,288,237)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$11,248,866
Affiliated issuers	(931)
Futures contracts	278,283
Swap agreements	963,034
Net unrealized gain (loss)	$12,489,252
Net realized and unrealized gain (loss)	$7,201,015
Change in net assets from operations	$18,659,898
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$11,458,883	$4,480,738
Net realized gain (loss)	(5,288,237)	(4,222,401)
Net unrealized gain (loss)	12,489,252	(17,837,566)
Change in net assets from operations	$18,659,898	$(17,579,229)
Total distributions to shareholders	$(4,855,344)	$(8,206,419)
Change in net assets from fund share transactions	$(45,262,713)	$(67,494,849)
Total change in net assets	$(31,458,159)	$(93,280,497)
Net assets
At beginning of period	331,989,855	425,270,352
At end of period	$300,531,696	$331,989,855
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.54	$10.21	$10.45	$10.34	$10.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.13	$0.15	$0.23	$0.29
Net realized and unrealized gain (loss)	0.23	(0.56)	(0.13)	0.21	0.23
Total from investment operations	$0.59	$(0.43)	$0.02	$0.44	$0.52
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.20)	$(0.24)	$(0.33)	$(0.28)
From net realized gain	—	(0.04)	(0.02)	—	—
Total distributions declared to shareholders	$(0.16)	$(0.24)	$(0.26)	$(0.33)	$(0.28)
Net asset value, end of period (x)	$9.97	$9.54	$10.21	$10.45	$10.34
Total return (%) (k)(r)(s)(x)	6.19	(4.24)	0.16	4.34	5.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.46	0.46	0.46	0.46	0.45
Expenses after expense reductions	0.44	0.45	0.44	0.45	0.44
Net investment income (loss)	3.66	1.28	1.45	2.18	2.81
Portfolio turnover	60	25	50	51	39
Net assets at end of period (000 omitted)	$218,926	$246,102	$318,803	$326,075	$343,507
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.54	$10.20	$10.45	$10.33	$10.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.10	$0.13	$0.20	$0.26
Net realized and unrealized gain (loss)	0.24	(0.55)	(0.15)	0.23	0.23
Total from investment operations	$0.57	$(0.45)	$(0.02)	$0.43	$0.49
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.17)	$(0.21)	$(0.31)	$(0.25)
From net realized gain	—	(0.04)	(0.02)	—	—
Total distributions declared to shareholders	$(0.13)	$(0.21)	$(0.23)	$(0.31)	$(0.25)
Net asset value, end of period (x)	$9.98	$9.54	$10.20	$10.45	$10.33
Total return (%) (k)(r)(s)(x)	5.99	(4.44)	(0.19)	4.15	4.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.71	0.71	0.71	0.71	0.70
Expenses after expense reductions	0.69	0.70	0.69	0.70	0.69
Net investment income (loss)	3.42	1.04	1.20	1.93	2.56
Portfolio turnover	60	25	50	51	39
Net assets at end of period (000 omitted)	$81,605	$85,888	$106,468	$112,850	$117,362

See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Limited Maturity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$69,674,185	$—	$69,674,185
Non - U.S. Sovereign Debt	—	2,117,026	—	2,117,026
Municipal Bonds	—	2,442,919	—	2,442,919
U.S. Corporate Bonds	—	89,435,409	—	89,435,409
Residential Mortgage-Backed Securities	—	3,696,253	—	3,696,253
Commercial Mortgage-Backed Securities	—	19,509,738	—	19,509,738
Asset-Backed Securities (including CDOs)	—	45,648,694	—	45,648,694
Foreign Bonds	—	57,915,986	—	57,915,986
Mutual Funds	7,915,123	—	—	7,915,123
Total	$7,915,123	$290,440,210	$—	$298,355,333
Other Financial Instruments
Futures Contracts – Assets	$287,315	$—	$—	$287,315
Swap Agreements – Assets	—	635,161	—	635,161
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2023 as reported in the Statement of Assets and Liabilities:

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Futures Contracts	$287,315
Interest Rate	Cleared Swap Agreements	635,161
Total		$922,476
(a) Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$(748,574)	$(1,140,881)
Credit	—	(143,824)
Total	$(748,574)	$(1,284,705)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$278,283	$845,827
Credit	—	117,207
Total	$278,283	$963,034
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest rate fluctuations.  Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At December 31, 2023, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$4,855,344	$6,821,233
Long-term capital gains	—	1,385,186
Total distributions	$4,855,344	$8,206,419
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$303,623,529
Gross appreciation	2,259,149
Gross depreciation	(6,604,869)
Net unrealized appreciation (depreciation)	$(4,345,720)
Undistributed ordinary income	11,141,310
Capital loss carryforwards	(9,349,584)
Total distributable earnings (loss)	$(2,553,994)
As of December 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(4,008,992)
Long-Term	(5,340,592)
Total	$(9,349,584)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$3,788,915	$6,307,773
Service Class	1,066,429	1,898,646
Total	$4,855,344	$8,206,419
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $40,751, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $1,012, which equated to 0.0003% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $308.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0177% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$137,124,958	$125,468,111
Non-U.S. Government securities	48,860,472	100,292,568
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	993,488	$9,693,721	465,902	$4,498,291
Service Class	834,450	8,141,059	361,690	3,524,643
	1,827,938	$17,834,780	827,592	$8,022,934

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	393,858	$3,788,915	658,431	$6,307,773
Service Class	110,740	1,066,429	197,982	1,898,646
	504,598	$4,855,344	856,413	$8,206,419
Shares reacquired
Initial Class	(5,237,206)	$(50,749,946)	(6,557,737)	$(64,285,836)
Service Class	(1,769,903)	(17,202,891)	(1,992,084)	(19,438,366)
	(7,007,109)	$(67,952,837)	(8,549,821)	$(83,724,202)
Net change
Initial Class	(3,849,860)	$(37,267,310)	(5,433,404)	$(53,479,772)
Service Class	(824,713)	(7,995,403)	(1,432,412)	(14,015,077)
	(4,674,573)	$(45,262,713)	(6,865,816)	$(67,494,849)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Portfolio and the MFS Moderate Allocation Portfolio were the owners of record of approximately 10% and 9%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $1,673 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,751,208	$122,351,674	$119,189,776	$2,948	$(931)	$7,915,123
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$335,457	$—

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
(8)  LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.

MFS Limited Maturity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Limited Maturity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Limited Maturity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Limited Maturity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President

MFS Limited Maturity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

MFS Limited Maturity Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Philipp Burgener Alexander Mackey

MFS Limited Maturity Portfolio
Board Review of Investment Advisory Agreement
MFS Limited Maturity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Limited Maturity Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints.  Taking into account that the Fund’s effective advisory fee rate was lower than the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

MFS Limited Maturity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report
December 31, 2023
MFS®  Mid Cap Value Portfolio
MFS® Variable Insurance Trust III
VMC-ANN

MFS® Mid Cap Value Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Value Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Hartford Financial Services Group, Inc.	1.4%
PG&E Corp.	1.3%
Toll Brothers, Inc.	1.3%
Wabtec Corp.	1.2%
Extra Space Storage, Inc., REIT	1.2%
Cencora, Inc.	1.2%
LKQ Corp.	1.1%
Leidos Holdings, Inc.	1.1%
Arthur J. Gallagher & Co.	1.1%
Diamondback Energy, Inc.	1.1%

GICS equity sectors (g)
Industrials	19.8%
Financials	17.8%
Consumer Discretionary	9.9%
Materials	9.1%
Utilities	7.7%
Real Estate	7.2%
Information Technology	7.1%
Health Care	7.0%
Energy	6.3%
Consumer Staples	5.2%
Communication Services	1.0%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Mid Cap Value Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Mid Cap Value Portfolio (fund) provided a total return of 12.73%, while Service Class shares of the fund provided a total return of 12.39%. These compare with a return of 12.71% over the same period for the fund’s benchmark, the Russell Midcap® Value Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell Midcap® Value Index, stock selection within the financials sector detracted from the fund’s performance. Within this sector, the fund’s overweight positions in banking and financial services company SVB Financial Group(h) and commercial banking service provider Signature Bank(h), and not holding shares of technology and financial infrastructure products and services provider Coinbase Global and asset management services provider KKR, weighed on relative results. The stock price of SVB Financial Group plummeted after its recent closure by the California Department of Financial Protection & Innovation and subsequent FDIC-assisted sale to First Citizens Bancshares.
Elsewhere, the fund’s overweight positions in integrated electric power company AES, health care company Organon, and specialty auto parts provider LKQ held back relative returns. The stock price of AES declined as the company reported earnings per share below consensus expectations amid lower revenue from its energy infrastructure projects. Additionally, not holding shares of cruise company Royal Caribbean Group and motion and control technologies manufacturer Parker Hannifin, and the fund’s holdings of building controls and systems supplier Johnson Controls International(b), detracted from relative performance.
Contributors to Performance
Favorable stock selection in both the information technology and health care sectors benefited relative performance. Within the information technology sector, the timing of the fund’s ownership in shares of networking chip maker Marvell Technology, and holding shares of semiconductor solutions provider NXP Semiconductors(b) (Netherlands) and manufacturing services company Flex(b), aided relative returns. The stock price of Marvell Technology appreciated as the company reported earnings ahead of expectations, driven by strong revenue performance in its cloud networks and automotive and consumer segments. Within the health care sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's largest relative contributors for the reporting period.
Stocks in other sectors that strengthened relative returns included the fund’s overweight positions in residential home building company Toll Brothers, freight transportation services provider XPO, apparel retailer PVH, investment banking advisory company Evercore, and risk management solutions provider Assurant. The stock price of Toll Brothers advanced as the company posted solid revenues from higher delivery average selling prices and better-than-expected gross margins on those closings. Holding shares of diversified industrial manufacturer Eaton(b), and not holding shares of financial services firm First Republic Bank, further supported the fund’s relative performance.
2

MFS Mid Cap Value Portfolio
Management Review - continued
Respectfully,
Portfolio Manager(s)
Richard Offen, Kevin Schmitz, and Brooks Taylor
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Mid Cap Value Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	3/07/2008	12.73%	12.90%	8.73%
Service Class	3/07/2008	12.39%	12.60%	8.46%
Comparative benchmark(s)
Russell Midcap® Value Index (f)	12.71%	11.16%	8.26%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell Midcap® Value Index(h) - constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS Mid Cap Value Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Mid Cap Value Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.78%	$1,000.00	$1,062.51	$4.05
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
Service Class	Actual	1.03%	$1,000.00	$1,061.75	$5.35
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Mid Cap Value Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.6%
Aerospace & Defense – 3.8%
Howmet Aerospace, Inc.	93,551	$ 5,062,980
KBR, Inc.	79,609	4,411,135
L3Harris Technologies, Inc.	17,368	3,658,048
Leidos Holdings, Inc.	51,454	5,569,381
		$18,701,544
Airlines – 0.8%
Alaska Air Group, Inc. (a)	37,244	$ 1,455,123
Delta Air Lines, Inc.	66,335	2,668,657
		$4,123,780
Apparel Manufacturers – 2.0%
PVH Corp.	36,069	$ 4,404,746
Skechers USA, Inc., “A” (a)	62,881	3,920,002
VF Corp.	72,988	1,372,174
		$9,696,922
Automotive – 1.7%
Aptiv PLC (a)	30,070	$ 2,697,880
LKQ Corp.	116,891	5,586,221
		$8,284,101
Biotechnology – 0.5%
Biogen, Inc. (a)	10,280	$ 2,660,156
Brokerage & Asset Managers – 2.9%
Cboe Global Markets, Inc.	12,312	$ 2,198,431
Evercore Partners, Inc.	24,720	4,228,356
Raymond James Financial, Inc.	46,211	5,152,527
TPG, Inc.	64,473	2,783,299
		$14,362,613
Business Services – 1.0%
Global Payments, Inc.	21,351	$ 2,711,577
TransUnion	34,061	2,340,331
		$5,051,908
Chemicals – 1.0%
Eastman Chemical Co.	52,738	$ 4,736,927
Computer Software – 0.9%
Check Point Software Technologies Ltd. (a)	13,285	$ 2,029,815
Dun & Bradstreet Holdings, Inc.	204,585	2,393,645
		$4,423,460
Computer Software - Systems – 1.2%
Seagate Technology Holdings PLC	29,119	$ 2,485,889
Zebra Technologies Corp., “A” (a)	13,341	3,646,496
		$6,132,385
7

MFS Mid Cap Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 5.3%
Allegion PLC	22,615	$ 2,865,094
Essex Property Trust, Inc., REIT	13,766	3,413,142
Fortune Brands Innovations, Inc.	5,003	380,928
Masco Corp.	59,550	3,988,659
Mid-America Apartment Communities, Inc., REIT	19,610	2,636,761
Stanley Black & Decker, Inc.	29,778	2,921,222
Toll Brothers, Inc.	60,899	6,259,808
Vulcan Materials Co.	16,102	3,655,315
		$26,120,929
Consumer Products – 1.6%
International Flavors & Fragrances, Inc.	39,476	$ 3,196,372
Kenvue, Inc.	145,896	3,141,141
Newell Brands, Inc.	206,333	1,790,970
		$8,128,483
Consumer Services – 0.3%
Avis Budget Group, Inc.	7,686	$ 1,362,420
Containers – 2.9%
Avery Dennison Corp.	16,676	$ 3,371,220
Crown Holdings, Inc.	36,078	3,322,423
Graphic Packaging Holding Co.	181,177	4,466,013
WestRock Co.	72,679	3,017,632
		$14,177,288
Electrical Equipment – 3.0%
Berry Global, Inc.	63,690	$ 4,292,069
Johnson Controls International PLC	77,824	4,485,775
Sensata Technologies Holding PLC	63,905	2,400,911
TE Connectivity Ltd.	24,319	3,416,820
		$14,595,575
Electronics – 3.9%
Corning, Inc.	87,577	$ 2,666,720
Flex Ltd. (a)	161,356	4,914,904
Marvell Technology, Inc.	61,565	3,712,985
NXP Semiconductors N.V.	20,365	4,677,433
ON Semiconductor Corp. (a)	40,913	3,417,463
		$19,389,505
Energy - Independent – 3.9%
Chesapeake Energy Corp.	48,780	$ 3,753,133
Diamondback Energy, Inc.	33,461	5,189,132
Hess Corp.	12,442	1,793,639
Permian Resources Corp.	144,507	1,965,295
Pioneer Natural Resources Co.	14,775	3,322,602
Valero Energy Corp.	26,929	3,500,770
		$19,524,571
Energy - Renewables – 0.7%
AES Corp.	175,012	$ 3,368,981
8

MFS Mid Cap Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Engineering - Construction – 1.3%
Jacobs Solutions, Inc.	22,515	$ 2,922,447
Quanta Services, Inc.	16,019	3,456,900
		$6,379,347
Food & Beverages – 2.1%
Coca-Cola Europacific Partners PLC	52,132	$ 3,479,290
General Mills, Inc.	33,717	2,196,325
Ingredion, Inc.	45,159	4,901,106
		$10,576,721
Food & Drug Stores – 0.6%
Albertsons Cos., Inc., “A”	119,974	$ 2,759,402
Gaming & Lodging – 1.2%
Hyatt Hotels Corp.	23,131	$ 3,016,514
International Game Technology PLC	102,661	2,813,938
		$5,830,452
General Merchandise – 0.6%
Dollar General Corp.	20,448	$ 2,779,906
Insurance – 8.6%
American International Group, Inc.	58,052	$ 3,933,023
Arthur J. Gallagher & Co.	23,610	5,309,417
Assurant, Inc.	28,685	4,833,136
Corebridge Financial, Inc.	141,098	3,056,183
Equitable Holdings, Inc.	152,138	5,066,195
Everest Group Ltd.	8,102	2,864,705
Hanover Insurance Group, Inc.	19,741	2,396,952
Hartford Financial Services Group, Inc.	86,463	6,949,896
Voya Financial, Inc.	54,190	3,953,702
Willis Towers Watson PLC	18,091	4,363,549
		$42,726,758
Leisure & Toys – 2.0%
Brunswick Corp.	43,163	$ 4,176,020
Electronic Arts, Inc.	19,596	2,680,929
Mattel, Inc. (a)	150,702	2,845,254
		$9,702,203
Machinery & Tools – 5.6%
AGCO Corp.	18,835	$ 2,286,757
Eaton Corp. PLC	17,029	4,100,924
Ingersoll Rand, Inc.	51,301	3,967,619
ITT, Inc.	32,350	3,860,002
PACCAR, Inc.	38,790	3,787,844
Regal Rexnord Corp.	26,285	3,890,706
Wabtec Corp.	45,495	5,773,315
		$27,667,167
Major Banks – 0.7%
Regions Financial Corp.	186,470	$ 3,613,789
9

MFS Mid Cap Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 3.3%
Cencora, Inc.	27,962	$ 5,742,835
ICON PLC (a)	11,752	3,326,639
Laboratory Corp. of America Holdings	11,181	2,541,329
Universal Health Services, Inc.	29,904	4,558,566
		$16,169,369
Medical Equipment – 2.9%
Agilent Technologies, Inc.	24,706	$ 3,434,875
Maravai Lifesciences Holdings, Inc., “A” (a)	50,257	329,183
Revvity, Inc.	17,553	1,918,718
STERIS PLC	15,100	3,319,735
Teleflex, Inc.	10,605	2,644,251
Zimmer Biomet Holdings, Inc.	23,701	2,884,412
		$14,531,174
Natural Gas - Distribution – 0.5%
Atmos Energy Corp.	22,367	$ 2,592,335
Natural Gas - Pipeline – 1.5%
Plains GP Holdings LP	201,745	$ 3,217,833
Targa Resources Corp.	46,340	4,025,556
		$7,243,389
Network & Telecom – 0.8%
Motorola Solutions, Inc.	12,437	$ 3,893,900
Oil Services – 0.9%
Halliburton Co.	73,823	$ 2,668,701
TechnipFMC PLC	90,918	1,831,089
		$4,499,790
Other Banks & Diversified Financials – 4.9%
Columbia Banking System, Inc.	103,682	$ 2,766,236
Discover Financial Services	25,189	2,831,243
East West Bancorp, Inc.	51,307	3,691,539
M&T Bank Corp.	32,275	4,424,257
Northern Trust Corp.	53,430	4,508,423
Prosperity Bancshares, Inc.	34,927	2,365,606
SLM Corp.	194,658	3,721,861
		$24,309,165
Pharmaceuticals – 0.3%
Organon & Co.	90,904	$ 1,310,836
Pollution Control – 1.2%
GFL Environmental, Inc.	88,067	$ 3,039,192
Republic Services, Inc.	18,397	3,033,849
		$6,073,041
Railroad & Shipping – 0.6%
Norfolk Southern Corp.	12,205	$ 2,885,018
10

MFS Mid Cap Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 6.0%
Brixmor Property Group, Inc., REIT	159,201	$ 3,704,607
Extra Space Storage, Inc., REIT	35,888	5,753,923
Host Hotels & Resorts, Inc., REIT	151,964	2,958,739
Jones Lang LaSalle, Inc. (a)	14,000	2,644,180
STAG Industrial, Inc., REIT	72,995	2,865,784
Sun Communities, Inc., REIT	26,694	3,567,653
VICI Properties, Inc., REIT	145,615	4,642,206
W.P. Carey, Inc., REIT	55,945	3,625,796
		$29,762,888
Restaurants – 1.9%
Aramark	117,890	$ 3,312,709
U.S. Foods Holding Corp. (a)	67,392	3,060,271
Wendy's Co.	164,544	3,205,317
		$9,578,297
Specialty Chemicals – 3.0%
Ashland, Inc.	41,070	$ 3,462,612
Corteva, Inc.	87,492	4,192,616
Dow, Inc.	43,775	2,400,621
DuPont de Nemours, Inc.	61,416	4,724,733
		$14,780,582
Specialty Stores – 1.0%
BJ's Wholesale Club Holdings, Inc. (a)	18,061	$ 1,203,946
Ross Stores, Inc.	25,694	3,555,793
		$4,759,739
Telecommunications - Wireless – 0.5%
Liberty Broadband Corp. (a)	28,647	$ 2,308,662
Trucking – 1.8%
J.B. Hunt Transport Services, Inc.	13,404	$ 2,677,315
Knight-Swift Transportation Holdings, Inc.	43,098	2,484,600
XPO Logistics, Inc. (a)	40,737	3,568,154
		$8,730,069
Utilities - Electric Power – 6.4%
Alliant Energy Corp.	45,975	$ 2,358,517
CenterPoint Energy, Inc.	104,180	2,976,423
CMS Energy Corp.	71,798	4,169,310
Edison International	38,257	2,734,993
Eversource Energy	38,708	2,389,058
PG&E Corp.	350,994	6,328,422
Pinnacle West Capital Corp.	44,884	3,224,467
Public Service Enterprise Group, Inc.	66,896	4,090,690
Sempra Energy	47,921	3,581,136
		$31,853,016
Total Common Stocks (Identified Cost, $332,659,158)		$482,158,563
Preferred Stocks – 0.5%
Consumer Products – 0.5%
Henkel AG & Co. KGaA (Identified Cost, $2,346,557)	26,898	$ 2,163,508
11

MFS Mid Cap Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $1,650,222)	1,650,283	$ 1,650,613
Other Assets, Less Liabilities – 1.6%		7,885,000
Net Assets – 100.0%		$493,857,684
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,650,613 and $484,322,071, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
12

MFS Mid Cap Value Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value (identified cost, $335,005,715)	$484,322,071
Investments in affiliated issuers, at value (identified cost, $1,650,222)	1,650,613
Receivables for
Investments sold	7,394,181
Fund shares sold	1,757,539
Interest and dividends	885,434
Other assets	2,352
Total assets	$496,012,190
Liabilities
Payables for
Investments purchased	$1,117,131
Fund shares reacquired	939,011
Payable to affiliates
Investment adviser	40,023
Administrative services fee	780
Shareholder servicing costs	18
Distribution and/or service fees	6,310
Payable for independent Trustees' compensation	451
Accrued expenses and other liabilities	50,782
Total liabilities	$2,154,506
Net assets	$493,857,684
Net assets consist of
Paid-in capital	$319,750,471
Total distributable earnings (loss)	174,107,213
Net assets	$493,857,684
Shares of beneficial interest outstanding	50,607,711
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$264,611,555	26,926,744	$9.83
Service Class	229,246,129	23,680,967	9.68
See Notes to Financial Statements
13

MFS Mid Cap Value Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$9,816,624
Dividends from affiliated issuers	400,086
Income on securities loaned	17,286
Other	15,235
Foreign taxes withheld	(21,999)
Total investment income	$10,227,232
Expenses
Management fee	$3,450,623
Distribution and/or service fees	527,236
Shareholder servicing costs	5,432
Administrative services fee	76,620
Independent Trustees' compensation	11,147
Custodian fee	27,660
Audit and tax fees	58,705
Legal fees	2,263
Miscellaneous	30,171
Total expenses	$4,189,857
Reduction of expenses by investment adviser	(58,833)
Net expenses	$4,131,024
Net investment income (loss)	$6,096,208
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$22,559,906
Affiliated issuers	562
Foreign currency	1,160
Net realized gain (loss)	$22,561,628
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$27,243,941
Affiliated issuers	(131)
Translation of assets and liabilities in foreign currencies	312
Net unrealized gain (loss)	$27,244,122
Net realized and unrealized gain (loss)	$49,805,750
Change in net assets from operations	$55,901,958
See Notes to Financial Statements
14

MFS Mid Cap Value Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$6,096,208	$6,891,066
Net realized gain (loss)	22,561,628	15,131,436
Net unrealized gain (loss)	27,244,122	(70,816,877)
Change in net assets from operations	$55,901,958	$(48,794,375)
Total distributions to shareholders	$(23,071,010)	$(47,086,062)
Change in net assets from fund share transactions	$14,197,500	$(1,713,064)
Total change in net assets	$47,028,448	$(97,593,501)
Net assets
At beginning of period	446,829,236	544,422,737
At end of period	$493,857,684	$446,829,236
See Notes to Financial Statements
15

MFS Mid Cap Value Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.19	$11.09	$8.59	$8.74	$7.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.14	$0.10	$0.09	$0.11
Net realized and unrealized gain (loss)	1.00	(1.10)	2.55	0.19	2.09
Total from investment operations	$1.13	$(0.96)	$2.65	$0.28	$2.20
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.10)	$(0.08)	$(0.10)	$(0.12)
From net realized gain	(0.32)	(0.84)	(0.07)	(0.33)	(0.76)
Total distributions declared to shareholders	$(0.49)	$(0.94)	$(0.15)	$(0.43)	$(0.88)
Net asset value, end of period (x)	$9.83	$9.19	$11.09	$8.59	$8.74
Total return (%) (k)(r)(s)(x)	12.73	(8.79)	30.99	3.87	31.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.80	0.80	0.80	0.81	0.81
Expenses after expense reductions	0.78	0.79	0.79	0.80	0.80
Net investment income (loss)	1.43	1.45	0.97	1.22	1.31
Portfolio turnover	24	21	26	35	30
Net assets at end of period (000 omitted)	$264,612	$246,813	$316,524	$271,131	$261,832
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.06	$10.95	$8.50	$8.65	$7.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.12	$0.07	$0.08	$0.09
Net realized and unrealized gain (loss)	0.97	(1.09)	2.52	0.18	2.06
Total from investment operations	$1.08	$(0.97)	$2.59	$0.26	$2.15
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.08)	$(0.07)	$(0.08)	$(0.09)
From net realized gain	(0.32)	(0.84)	(0.07)	(0.33)	(0.76)
Total distributions declared to shareholders	$(0.46)	$(0.92)	$(0.14)	$(0.41)	$(0.85)
Net asset value, end of period (x)	$9.68	$9.06	$10.95	$8.50	$8.65
Total return (%) (k)(r)(s)(x)	12.39	(9.00)	30.60	3.67	30.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.05	1.05	1.05	1.06	1.06
Expenses after expense reductions	1.03	1.04	1.04	1.05	1.05
Net investment income (loss)	1.19	1.24	0.74	1.01	1.06
Portfolio turnover	24	21	26	35	30
Net assets at end of period (000 omitted)	$229,246	$200,016	$227,898	$142,916	$74,018

See Notes to Financial Statements
16

MFS Mid Cap Value Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Mid Cap Value Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Mid Cap Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment
18

MFS Mid Cap Value Portfolio
Notes to Financial Statements  - continued
for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$484,322,071	$—	$—	$484,322,071
Mutual Funds	1,650,613	—	—	1,650,613
Total	$485,972,684	$—	$—	$485,972,684
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At December 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
19

MFS Mid Cap Value Portfolio
Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$7,600,391	$11,924,635
Long-term capital gains	15,470,619	35,161,427
Total distributions	$23,071,010	$47,086,062
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$340,033,529
Gross appreciation	158,818,333
Gross depreciation	(12,879,178)
Net unrealized appreciation (depreciation)	$145,939,155
Undistributed ordinary income	6,112,215
Undistributed long-term capital gain	22,055,921
Other temporary differences	(78)
Total distributable earnings (loss)	$174,107,213
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$12,663,475	$26,193,294
Service Class	10,407,535	20,892,768
Total	$23,071,010	$47,086,062
20

MFS Mid Cap Value Portfolio
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $58,833, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.92% of average daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $3,675, which equated to 0.0008% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $1,757.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0166% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $38,060. The sales transactions resulted in net realized gains (losses) of $18,867.
21

MFS Mid Cap Value Portfolio
Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $15,070, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $110,846,086 and $120,197,663, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,279,661	$40,173,554	4,681,871	$47,560,208
Service Class	5,540,391	50,915,089	15,477,754	154,792,195
	9,820,052	$91,088,643	20,159,625	$202,352,403
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,400,827	$12,663,475	2,792,462	$26,193,294
Service Class	1,168,074	10,407,535	2,256,238	20,892,768
	2,568,901	$23,071,010	5,048,700	$47,086,062
Shares reacquired
Initial Class	(5,606,018)	$(52,814,196)	(9,159,594)	$(89,546,799)
Service Class	(5,104,100)	(47,147,957)	(16,462,055)	(161,604,730)
	(10,710,118)	$(99,962,153)	(25,621,649)	$(251,151,529)
Net change
Initial Class	74,470	$22,833	(1,685,261)	$(15,793,297)
Service Class	1,604,365	14,174,667	1,271,937	14,080,233
	1,678,835	$14,197,500	(413,324)	$(1,713,064)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 14%, 5%, and 2%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $2,499 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
22

MFS Mid Cap Value Portfolio
Notes to Financial Statements  - continued
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,633,336	$82,318,267	$83,301,421	$562	$(131)	$1,650,613
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$400,086	$—
23

MFS Mid Cap Value Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Mid Cap Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
24

MFS Mid Cap Value Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
25

MFS Mid Cap Value Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
26

MFS Mid Cap Value Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Richard Offen Kevin Schmitz Brooks Taylor
27

MFS Mid Cap Value Portfolio
Board Review of Investment Advisory Agreement
MFS Mid Cap Value Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
28

MFS Mid Cap Value Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
29

MFS Mid Cap Value Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $17,018,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report
December 31, 2023
MFS®  Moderate
Allocation Portfolio
MFS® Variable Insurance Trust III
VMA-ANN

MFS® Moderate Allocation Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Moderate Allocation Portfolio
Portfolio Composition
Portfolio allocation
Portfolio holdings
MFS Total Return Bond Series	11.7%
MFS Government Securities Portfolio	9.7%
MFS Value Series	9.1%
MFS Growth Series	8.5%
MFS Research International Portfolio	8.1%
MFS Research Series	7.5%
MFS Mid Cap Value Portfolio	7.1%
MFS Mid Cap Growth Series	7.0%
MFS Global Governments Portfolio	5.0%
MFS Inflation-Adjusted Bond Portfolio	5.0%
MFS High Yield Portfolio	5.0%
MFS Global Real Estate Portfolio	3.1%
MFS International Growth Portfolio	3.0%
MFS International Intrinsic Value Portfolio	3.0%
MFS Limited Maturity Portfolio	2.8%
MFS New Discovery Series	1.5%
MFS New Discovery Value Portfolio	1.5%
Cash & Cash Equivalents	1.4%

Cash & Cash Equivalents includes the fund’s investments in MFS Institutional Money Market Portfolio, an underlying money market fund used for any strategic cash allocation and as a cash sweep vehicle. Cash & Cash Equivalents also includes other assets less liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS Moderate Allocation Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS Moderate Allocation Portfolio (fund) provided a total return of 12.99%, while Service Class shares of the fund provided a total return of 12.64%. These compare with a return of 26.29% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index). The fund's other benchmark, the MFS Moderate Allocation Portfolio Blended Index (Blended Index), generated a return of 16.03%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
During the reporting period, the fund underperformed its benchmark, the S&P 500 Index. Over the same period, the fund also underperformed the Blended Index.
Relative to the Blended Index, weak underlying fund performance within the U.S. equity asset class was a primary detractor from performance. Within this segment, exposure to smaller cap funds and value-oriented funds, most notably to the MFS Value Series and MFS Mid Cap Value Portfolio, held back relative returns and more than offset the positive contributions stemming from the fund’s exposure to growth-oriented funds, particularly to the MFS Growth Series.
The fund’s exposure to the international equity asset class also held back relative returns. Here, the MFS Research International Portfolio weighed on relative results as the fund lagged its respective benchmark.
On the positive side, the fund's exposure to the fixed income asset class strengthened relative performance. Within this asset class, exposure to both the MFS High Yield Portfolio and the MFS Total Return Bond Series outweighed the negative contributions from the fund’s exposure to the MFS Global Governments Portfolio, MFS Inflation-Adjusted Bond Portfolio and MFS Government Securities Portfolio.
Respectfully,
Portfolio Manager(s)
Joseph Flaherty, Benjamin Nastou, Natalie Shapiro, and Erich Shigley
Note to Shareholders: Effective August 28, 2023, Benjamin Nastou and Erich Shigley were added as Portfolio Managers of the fund.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
2

MFS Moderate Allocation Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/2008	12.99%	7.96%	6.21%
Service Class	10/01/2008	12.64%	7.68%	5.94%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	26.29%	15.69%	12.03%
MFS Moderate Allocation Portfolio Blended Index (f)(w)	16.03%	8.53%	6.77%
Bloomberg U.S. Aggregate Bond Index (f)	5.53%	1.10%	1.81%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	9.67%	2.81%	3.57%
MSCI EAFE Index (net div) (f)	18.24%	8.16%	4.28%
(f)	Source: FactSet Research Systems Inc.
(w)	The MFS Moderate Allocation Portfolio Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period (change effective as of September 1, 2023):
	12/31/23	12/31/22
Standard & Poor's 500 Stock Index	43%	43%
Bloomberg U.S. Aggregate Bond Index	40%	41%
MSCI EAFE Index (net div)	14%	13%
FTSE EPRA Nareit Developed Real Estate Index (net div)	3%	3%
3

MFS Moderate Allocation Portfolio
Performance Summary – continued
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
4

MFS Moderate Allocation Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.01%	$1,000.00	$1,054.25	$0.05
	Hypothetical (h)	0.01%	$1,000.00	$1,025.16	$0.05
Service Class	Actual	0.26%	$1,000.00	$1,052.96	$1.35
	Hypothetical (h)	0.26%	$1,000.00	$1,023.89	$1.33
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
5

MFS Moderate Allocation Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
Bond Funds – 39.2%
MFS Global Governments Portfolio - Initial Class (a)	5,626,031	$ 49,565,328
MFS Government Securities Portfolio - Initial Class	8,820,529	95,879,154
MFS High Yield Portfolio - Initial Class	9,860,917	49,304,586
MFS Inflation-Adjusted Bond Portfolio - Initial Class	5,938,026	49,344,998
MFS Limited Maturity Portfolio - Initial Class	2,844,759	28,362,247
MFS Total Return Bond Series - Initial Class	9,931,301	116,196,223
		$388,652,536
International Stock Funds – 14.1%
MFS International Growth Portfolio - Initial Class	2,044,881	$ 29,998,402
MFS International Intrinsic Value Portfolio - Initial Class	1,016,269	29,878,310
MFS Research International Portfolio - Initial Class	4,732,217	79,879,818
		$139,756,530
Non-Traditional Funds – 3.1%
MFS Global Real Estate Portfolio - Initial Class	2,304,320	$ 30,140,507
U.S. Stock Funds – 42.2%
MFS Growth Series - Initial Class	1,397,580	$ 84,260,111
MFS Mid Cap Growth Series - Initial Class	8,132,449	69,695,088
MFS Mid Cap Value Portfolio - Initial Class	7,108,979	69,881,267
MFS New Discovery Series - Initial Class (a)	1,156,929	14,970,669
MFS New Discovery Value Portfolio - Initial Class	1,868,975	14,933,109
MFS Research Series - Initial Class	2,333,320	74,596,229
MFS Value Series - Initial Class	4,220,174	89,763,093
		$418,099,566
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 5.42% (v)	13,928,457	$ 13,931,243
Total Investment Companies (Identified Cost, $862,980,922)		$990,580,382
Other Assets, Less Liabilities – (0.0)%		(69,467)
Net Assets – 100.0%		$990,510,915
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $990,580,382.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements
6

MFS Moderate Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in affiliated issuers, at value (identified cost, $862,980,922)	$990,580,382
Receivables for
Investments sold	434,021
Fund shares sold	1,004
Other assets	4,377
Total assets	$991,019,784
Liabilities
Payables for
Fund shares reacquired	$434,929
Payable to affiliates
Administrative services fee	192
Shareholder servicing costs	17
Distribution and/or service fees	27,014
Payable for independent Trustees' compensation	447
Accrued expenses and other liabilities	46,270
Total liabilities	$508,869
Net assets	$990,510,915
Net assets consist of
Paid-in capital	$838,734,009
Total distributable earnings (loss)	151,776,906
Net assets	$990,510,915
Shares of beneficial interest outstanding	92,311,685
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$6,789,603	633,544	$10.72
Service Class	983,721,312	91,678,141	10.73
See Notes to Financial Statements
7

MFS Moderate Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends from affiliated issuers	$15,282,935
Other	301
Total investment income	$15,283,236
Expenses
Distribution and/or service fees	$2,462,797
Shareholder servicing costs	3,586
Administrative services fee	17,500
Independent Trustees' compensation	19,074
Custodian fee	10,277
Audit and tax fees	37,632
Legal fees	8,036
Miscellaneous	23,995
Total expenses	$2,582,897
Net investment income (loss)	$12,700,339
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$(3,093,547)
Capital gain distributions from affiliated issuers	26,556,462
Net realized gain (loss)	$23,462,915
Change in unrealized appreciation or depreciation
Affiliated issuers	$81,814,664
Net realized and unrealized gain (loss)	$105,277,579
Change in net assets from operations	$117,977,918
See Notes to Financial Statements
8

MFS Moderate Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$12,700,339	$23,966,378
Net realized gain (loss)	23,462,915	58,079,607
Net unrealized gain (loss)	81,814,664	(307,736,649)
Change in net assets from operations	$117,977,918	$(225,690,664)
Total distributions to shareholders	$(87,133,149)	$(142,177,295)
Change in net assets from fund share transactions	$(46,871,553)	$8,207,909
Total change in net assets	$(16,026,784)	$(359,660,050)
Net assets
At beginning of period	1,006,537,699	1,366,197,749
At end of period	$990,510,915	$1,006,537,699
See Notes to Financial Statements
9

MFS Moderate Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.45	$14.48	$13.86	$13.23	$11.95
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.15	$0.29	$0.25	$0.29	$0.30
Net realized and unrealized gain (loss)	1.13	(2.66)	1.34	1.51	2.28
Total from investment operations	$1.28	$(2.37)	$1.59	$1.80	$2.58
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)	$(0.30)	$(0.32)	$(0.35)
From net realized gain	(0.71)	(1.40)	(0.67)	(0.85)	(0.95)
Total distributions declared to shareholders	$(1.01)	$(1.66)	$(0.97)	$(1.17)	$(1.30)
Net asset value, end of period (x)	$10.72	$10.45	$14.48	$13.86	$13.23
Total return (%) (k)(s)(x)	12.99	(16.76)	11.61	14.29	22.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.01	0.01	0.01	0.01	0.01
Expenses after expense reductions (h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.42	2.42	1.74	2.24	2.28
Portfolio turnover	2	3	2	7	1
Net assets at end of period (000 omitted)	$6,790	$7,560	$9,312	$7,891	$6,448
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.46	$14.47	$13.86	$13.22	$11.94
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.14	$0.26	$0.20	$0.24	$0.26
Net realized and unrealized gain (loss)	1.11	(2.65)	1.34	1.54	2.28
Total from investment operations	$1.25	$(2.39)	$1.54	$1.78	$2.54
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.22)	$(0.26)	$(0.29)	$(0.31)
From net realized gain	(0.71)	(1.40)	(0.67)	(0.85)	(0.95)
Total distributions declared to shareholders	$(0.98)	$(1.62)	$(0.93)	$(1.14)	$(1.26)
Net asset value, end of period (x)	$10.73	$10.46	$14.47	$13.86	$13.22
Total return (%) (k)(s)(x)	12.64	(16.91)	11.26	14.08	21.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.26	0.27	0.26	0.26	0.26
Expenses after expense reductions (h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.28	2.14	1.38	1.81	1.98
Portfolio turnover	2	3	2	7	1
Net assets at end of period (000 omitted)	$983,721	$998,978	$1,356,886	$1,426,271	$1,414,989

See Notes to Financial Statements
10

MFS Moderate Allocation Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
11

MFS Moderate Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Moderate Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which
12

MFS Moderate Allocation Portfolio
Notes to Financial Statements  - continued
there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$990,580,382	$—	$—	$990,580,382
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets and liabilities.
13

MFS Moderate Allocation Portfolio
Notes to Financial Statements  - continued
Derivatives — The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income and realized gain from affiliated issuers by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests.
The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$23,963,722	$22,417,778
Long-term capital gains	63,169,427	119,759,517
Total distributions	$87,133,149	$142,177,295
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$873,777,329
Gross appreciation	175,636,592
Gross depreciation	(58,833,539)
Net unrealized appreciation (depreciation)	$116,803,053
Undistributed ordinary income	13,032,695
Undistributed long-term capital gain	21,941,158
Total distributable earnings (loss)	$151,776,906
14

MFS Moderate Allocation Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$587,032	$1,045,404
Service Class	86,546,117	141,131,891
Total	$87,133,149	$142,177,295
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.
The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $3,395, which equated to 0.0003% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $191.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund pays an annual fixed amount of $17,500. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0018% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
15

MFS Moderate Allocation Portfolio
Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $16,942,064 and $166,586,728, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	8,541	$91,730	13,366	$158,065
Service Class	404,872	4,297,163	855,546	10,416,049
	413,413	$4,388,893	868,912	$10,574,114
Shares issued to shareholders in reinvestment of distributions
Initial Class	58,880	$587,032	96,797	$1,045,404
Service Class	8,663,275	86,546,117	13,043,613	141,131,891
	8,722,155	$87,133,149	13,140,410	$142,177,295
Shares reacquired
Initial Class	(157,470)	$(1,727,146)	(29,785)	$(364,660)
Service Class	(12,938,946)	(136,666,449)	(12,104,547)	(144,178,840)
	(13,096,416)	$(138,393,595)	(12,134,332)	$(144,543,500)
Net change
Initial Class	(90,049)	$(1,048,384)	80,378	$838,809
Service Class	(3,870,799)	(45,823,169)	1,794,612	7,369,100
	(3,960,848)	$(46,871,553)	1,874,990	$8,207,909
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $5,179 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
16

MFS Moderate Allocation Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Global Governments Portfolio	$50,582,670	$468,381	$2,593,282	$(818,038)	$1,925,597	$49,565,328
MFS Global Real Estate Portfolio	30,367,374	3,580,082	4,903,124	(171,636)	1,267,811	30,140,507
MFS Government Securities Portfolio	100,166,512	2,232,156	8,736,502	(2,644,103)	4,861,091	95,879,154
MFS Growth Series	88,195,740	6,856,648	31,404,046	1,051,607	19,560,162	84,260,111
MFS High Yield Portfolio	50,313,193	3,038,841	6,891,009	(1,918,436)	4,761,997	49,304,586
MFS Inflation-Adjusted Bond Portfolio	50,510,666	1,851,538	2,823,057	(834,175)	640,026	49,344,998
MFS Institutional Money Market Portfolio	735,906	17,575,416	4,381,150	(167)	1,238	13,931,243
MFS International Growth Portfolio	30,414,124	1,667,178	5,126,230	877,750	2,165,580	29,998,402
MFS International Intrinsic Value Portfolio	30,426,491	2,485,559	5,609,204	1,566,965	1,008,499	29,878,310
MFS Limited Maturity Portfolio	40,203,065	1,069,097	14,257,896	(833,133)	2,181,114	28,362,247
MFS Mid Cap Growth Series	70,292,741	1,543,558	14,917,935	(2,482,834)	15,259,558	69,695,088
MFS Mid Cap Value Portfolio	70,778,233	4,351,177	10,329,626	1,248,218	3,833,265	69,881,267
MFS New Discovery Series	14,956,257	482,865	2,615,759	(972,015)	3,119,321	14,970,669
MFS New Discovery Value Portfolio	15,203,098	1,970,153	2,604,853	(13,511)	378,222	14,933,109
MFS Research International Portfolio	71,231,807	10,379,722	10,914,503	1,614,941	7,567,851	79,879,818
MFS Research Series	80,410,553	4,623,604	21,497,235	2,750,583	8,308,724	74,596,229
MFS Total Return Bond Series	120,605,181	4,353,351	13,027,672	(2,930,335)	7,195,698	116,196,223
MFS Value Series	91,242,079	7,662,127	8,334,795	1,414,772	(2,221,090)	89,763,093
	$1,006,635,690	$76,191,453	$170,967,878	$(3,093,547)	$81,814,664	$990,580,382
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Global Governments Portfolio	$—	$—
MFS Global Real Estate Portfolio	256,662	2,089,606
MFS Government Securities Portfolio	1,494,717	—
MFS Growth Series	—	6,766,113
MFS High Yield Portfolio	2,859,652	—
MFS Inflation-Adjusted Bond Portfolio	1,502,035	—
MFS Institutional Money Market Portfolio	165,426	—
MFS International Growth Portfolio	333,702	887,232
MFS International Intrinsic Value Portfolio	211,144	2,193,999
MFS Limited Maturity Portfolio	628,705	—
MFS Mid Cap Growth Series	—	919,328
MFS Mid Cap Value Portfolio	1,197,402	2,270,875
MFS New Discovery Series	—	—
MFS New Discovery Value Portfolio	224,694	1,149,592
MFS Research International Portfolio	734,523	—
MFS Research Series	397,982	4,206,098
MFS Total Return Bond Series	3,799,954	—
MFS Value Series	1,476,337	6,073,619
	$15,282,935	$26,556,462
17

MFS Moderate Allocation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Moderate Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Moderate Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
18

MFS Moderate Allocation Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
19

MFS Moderate Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
20

MFS Moderate Allocation Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph Flaherty Benjamin Nastou Natalie Shapiro Erich Shigley
21

MFS Moderate Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Moderate Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
22

MFS Moderate Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).
In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was approximately at the Broadridge expense group median.  Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
23

MFS Moderate Allocation Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $69,487,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 19.15% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
24

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
26

Annual Report
December 31, 2023
MFS®  New Discovery
Value Portfolio
MFS® Variable Insurance Trust III
VDV-ANN

MFS® New Discovery Value Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Value Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Nomad Foods Ltd.	1.5%
East West Bancorp, Inc.	1.4%
Pacific Premier Bancorp, Inc.	1.4%
Cathay General Bancorp, Inc.	1.4%
Portland General Electric Co.	1.4%
LKQ Corp.	1.3%
Broadstone Net Lease, Inc., REIT	1.3%
ACI Worldwide, Inc.	1.3%
Columbia Banking System, Inc.	1.3%
Prestige Consumer Healthcare, Inc.	1.3%
GICS equity sectors (g)
Financials	21.9%
Industrials	17.1%
Consumer Discretionary	14.1%
Materials	9.9%
Real Estate	8.5%
Energy	7.8%
Health Care	5.9%
Information Technology	5.8%
Utilities	5.4%
Consumer Staples	1.9%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

MFS New Discovery Value Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2023, Initial Class shares of the MFS New Discovery Value Portfolio (fund) provided a total return of 11.46%, while Service Class shares of the fund provided a total return of 11.22%. These compare with a return of 14.65% over the same period for the fund’s benchmark, the Russell 2000® Value Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools (financial policies aimed at safeguarding the stability of the financial system) to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.
Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell 2000® Value Index, stock selection within the information technology, consumer discretionary, financials, and health care sectors detracted from the fund’s performance. Within the information technology sector, the fund’s overweight position in subsystem device manufacturer Methode Electronics, and its holdings of global technology consultancy firm Thoughtworks(b), held back relative results. Within the consumer discretionary sector, holding shares of apparel manufacturer Canada Goose(b) (Canada) and commercial products manufacturer Newell Brands(b) also weakened relative returns. The stock price of Canada Goose declined after the company announced a cut to its 2024 full-year guidance, citing macroeconomic and geopolitical headwinds. Within the financials sector, holding shares of commercial banking service provider Signature Bank(b)(h), and the timing of the fund’s ownership in shares of commercial bank Bank of Hawaii, detracted from relative results. The stock price of Signature Bank plummeted after the U.S. Department of Treasury issued a press release announcing the closure of the bank by its state chartering authority. Within the health care sector, the fund’s holdings of healthcare improvement solutions provider Premier(b)(h), pharmaceutical company Organon(b), and dental equipment manufacturer Envista Holdings(b) weighed on the fund’s relative performance.
Elsewhere, the fund’s overweight position in diversified energy company Black Hills dampened relative returns.
Contributors to Performance
During the reporting period, stock selection and an overweight position in the industrials sector contributed to the fund’s relative performance. Within this sector, holding shares of freight transportation services provider XPO(b), data center equipment and services provider Vertiv Holdings(b)(h), welding and cutting equipment company ESAB(b), and electronic components maker nVent Electric (b) (United Kingdom) supported relative returns. The stock price of Vertiv Holdings appreciated as the company posted stronger-than-expected earnings per share and revenue results, driven by strong volume and price growth in the Americas. The fund’s overweight position in intermodal containers lessor Textainer Group (Bermuda) also helped relative results.
Stock selection within the consumer staples sector benefited relative performance led by the fund’s holdings of cleaning and hygiene products provider Diversey(b)(h).
2

MFS New Discovery Value Portfolio
Management Review - continued
Elsewhere, the fund’s holdings of residential home building company Toll Brothers(b), apparel retailer PVH(b), and footwear retailer Skechers(b), and its overweight position in electronic gaming equipment, software, and network systems manufacturer International Game Technology, were among the fund’s top relative contributors. The stock price of Toll Brothers advanced as the company posted solid revenues from increased home deliveries at higher average selling prices and better-than-expected gross margins on those closings.
Respectfully,
Portfolio Manager(s)
Richard Offen
Note to Shareholders: Effective December 31, 2023, Kevin Schmitz is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS New Discovery Value Portfolio
Performance Summary Through 12/31/23
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/23
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/2008	11.46%	13.12%	9.32%
Service Class	10/01/2008	11.22%	12.84%	9.05%
Comparative benchmark(s)
Russell 2000® Value Index (f)	14.65%	10.00%	6.76%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 2000® Value Index(h) - a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
4

MFS New Discovery Value Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS New Discovery Value Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2023 through December 31, 2023
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/23	Ending Account Value 12/31/23	Expenses Paid During Period (p) 7/01/23-12/31/23
Initial Class	Actual	0.88%	$1,000.00	$1,081.86	$4.62
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$1,080.41	$5.93
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS New Discovery Value Portfolio
Portfolio of Investments − 12/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.3%
Aerospace & Defense – 2.3%
CACI International, Inc., “A” (a)	1,245	$ 403,206
KBR, Inc.	8,993	498,302
Moog, Inc., “A”	1,493	216,156
		$1,117,664
Apparel Manufacturers – 3.8%
Canada Goose Holdings, Inc. (a)(l)	31,750	$ 376,237
PVH Corp.	5,049	616,584
Skechers USA, Inc., “A” (a)	7,950	495,603
Under Amour, Inc., “C” (a)	46,594	389,060
		$1,877,484
Automotive – 2.4%
LKQ Corp.	13,844	$ 661,605
Methode Electronics, Inc.	8,079	183,636
Visteon Corp. (a)	2,624	327,737
		$1,172,978
Business Services – 2.9%
Endava PLC, ADR (a)	5,480	$ 426,618
HireRight Holdings Corp. (a)	18,422	247,776
Thoughtworks Holding, Inc. (a)	50,927	244,959
TriNet Group, Inc. (a)	2,183	259,624
WNS (Holdings) Ltd., ADR (a)	4,247	268,410
		$1,447,387
Chemicals – 2.3%
Avient Corp.	13,255	$ 551,010
Element Solutions, Inc.	25,274	584,841
		$1,135,851
Computer Software – 2.5%
ACI Worldwide, Inc. (a)	21,173	$ 647,894
Dun & Bradstreet Holdings, Inc.	49,516	579,337
		$1,227,231
Computer Software - Systems – 1.1%
Softchoice Corp. (l)	21,137	$ 245,658
Verint Systems, Inc. (a)	11,634	314,467
		$560,125
Construction – 1.8%
Apartment Income Corp., REIT	9,388	$ 326,045
Toll Brothers, Inc.	5,332	548,076
		$874,121
Consumer Products – 3.0%
Helen of Troy Ltd. (a)	3,621	$ 437,453
Newell Brands, Inc.	44,644	387,510
Prestige Consumer Healthcare, Inc. (a)	10,455	640,055
		$1,465,018
7

MFS New Discovery Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – 0.9%
Grand Canyon Education, Inc. (a)	3,225	$ 425,829
Containers – 2.0%
Ardagh Metal Packaging S.A.	69,090	$ 265,306
Graphic Packaging Holding Co.	13,113	323,235
Silgan Holdings, Inc.	9,027	408,472
		$997,013
Electrical Equipment – 2.5%
Berry Global, Inc.	6,598	$ 444,639
nVent Electric PLC	7,073	417,944
TriMas Corp.	15,469	391,830
		$1,254,413
Electronics – 1.6%
Cohu, Inc. (a)	9,471	$ 335,179
Plexus Corp. (a)	4,374	472,960
		$808,139
Energy - Independent – 3.8%
CNX Resources Corp. (a)	24,083	$ 481,660
Matador Resources Co.	6,208	352,987
Permian Resources Corp.	39,412	536,003
Viper Energy, Inc.	16,034	503,147
		$1,873,797
Food & Beverages – 1.9%
Nomad Foods Ltd. (a)	44,007	$ 745,919
WK Kellogg Co.	15,329	201,423
		$947,342
Gaming & Lodging – 0.9%
International Game Technology PLC	16,425	$ 450,209
Insurance – 3.7%
Assurant, Inc.	2,676	$ 450,879
CNO Financial Group, Inc.	19,202	535,736
Hanover Insurance Group, Inc.	3,737	453,747
Selective Insurance Group, Inc.	3,946	392,548
		$1,832,910
Leisure & Toys – 2.8%
Brunswick Corp.	4,628	$ 447,759
Funko, Inc., “A” (a)	15,807	122,188
Hasbro, Inc.	7,046	359,769
Hayward Holdings, Inc. (a)	34,075	463,420
		$1,393,136
Machinery & Tools – 4.5%
ESAB Corp.	5,230	$ 453,022
Flowserve Corp.	9,809	404,327
ITT, Inc.	3,571	426,092
Regal Rexnord Corp.	3,636	538,201
8

MFS New Discovery Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – continued
Timken Co.	5,169	$ 414,295
		$2,235,937
Medical & Health Technology & Services – 1.6%
Encompass Health Corp.	3,000	$ 200,160
Fortrea Holdings, Inc. (a)	5,083	177,397
ICON PLC (a)	1,530	433,097
		$810,654
Medical Equipment – 2.6%
Agiliti Health, Inc. (a)	14,524	$ 115,030
Envista Holdings Corp. (a)	14,667	352,888
Maravai Lifesciences Holdings, Inc., “A” (a)	16,387	107,335
Masimo Corp. (a)	2,760	323,500
QuidelOrtho Corp. (a)	5,162	380,439
		$1,279,192
Metals & Mining – 0.3%
Kaiser Aluminum Corp.	2,197	$ 156,404
Natural Gas - Distribution – 1.8%
New Jersey Resources Corp.	9,399	$ 419,008
ONE Gas, Inc.	7,581	483,061
		$902,069
Natural Gas - Pipeline – 1.0%
Plains GP Holdings LP	30,220	$ 482,009
Oil Services – 3.1%
ChampionX Corp.	13,739	$ 401,316
Expro Group Holdings N.V. (a)	18,244	290,445
Helmerich & Payne	12,966	469,629
TechnipFMC PLC	17,124	344,877
		$1,506,267
Other Banks & Diversified Financials – 20.4%
Air Lease Corp.	14,067	$ 589,970
Banc of California, Inc.	22,563	303,021
Bank of Hawaii Corp.	5,616	406,935
Brookline Bancorp, Inc.	36,473	397,920
Cathay General Bancorp, Inc.	15,499	690,791
Columbia Banking System, Inc.	24,118	643,468
East West Bancorp, Inc.	9,665	695,397
Element Fleet Management Corp. (l)	27,663	450,107
First Hawaiian, Inc.	18,977	433,814
First Interstate BancSystem, Inc.	18,156	558,297
Glacier Bancorp, Inc.	11,350	468,982
Herc Holdings, Inc.	3,015	448,903
Pacific Premier Bancorp, Inc.	23,739	691,042
Prosperity Bancshares, Inc.	9,075	614,650
Sandy Spring Bancorp, Inc.	9,479	258,208
SLM Corp.	26,485	506,393
Texas Capital Bancshares, Inc. (a)	6,419	414,860
UMB Financial Corp.	4,672	390,346
United Community Bank, Inc.	16,760	490,398
9

MFS New Discovery Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Wintrust Financial Corp.	3,331	$ 308,950
Zions Bancorporation NA	7,187	315,294
		$10,077,746
Pharmaceuticals – 0.4%
Organon & Co.	13,107	$ 189,003
Real Estate – 8.6%
Brixmor Property Group, Inc., REIT	17,327	$ 403,199
Broadstone Net Lease, Inc., REIT	38,020	654,704
Cushman & Wakefield PLC (a)	30,651	331,031
Douglas Emmett, Inc., REIT	9,035	131,008
Empire State Realty Trust, REIT, “A”	53,787	521,196
LXP Industrial Trust, REIT	45,760	453,939
National Storage Affiliates Trust, REIT	13,945	578,299
Phillips Edison & Co., REIT	14,025	511,632
STAG Industrial, Inc., REIT	7,558	296,727
Two Harbors Investment Corp., REIT	24,731	344,503
		$4,226,238
Restaurants – 0.7%
Jack in the Box, Inc.	3,958	$ 323,092
Specialty Chemicals – 3.5%
Ashland, Inc.	4,806	$ 405,194
Axalta Coating Systems Ltd. (a)	15,792	536,454
Chemours Co.	13,330	420,428
Quaker Chemical Corp.	1,791	382,235
		$1,744,311
Specialty Stores – 1.2%
Monro Muffler Brake, Inc.	8,123	$ 238,329
Zumiez, Inc. (a)	16,482	335,244
		$573,573
Trucking – 2.8%
RXO, Inc. (a)	19,363	$ 450,383
Schneider National, Inc.	18,221	463,725
XPO Logistics, Inc. (a)	5,108	447,410
		$1,361,518
Utilities - Electric Power – 3.6%
Black Hills Corp.	10,007	$ 539,878
NorthWestern Corp.	10,611	539,994
Portland General Electric Co.	15,539	673,460
		$1,753,332
Total Common Stocks (Identified Cost, $37,456,478)		$48,481,992
Investment Companies (h) – 1.7%
Money Market Funds – 1.7%
MFS Institutional Money Market Portfolio, 5.42% (v) (Identified Cost, $808,953)	808,801	$ 808,963
10

MFS New Discovery Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned – 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36% (j) (Identified Cost, $604,954)	604,954	$ 604,954
Other Assets, Less Liabilities – (1.2)%		(589,138)
Net Assets – 100.0%		$49,306,771
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $808,963 and $49,086,946, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
11

MFS New Discovery Value Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/23 Assets
Investments in unaffiliated issuers, at value, including $578,885 of securities on loan (identified cost, $38,061,432)	$49,086,946
Investments in affiliated issuers, at value (identified cost, $808,953)	808,963
Foreign currency, at value (identified cost, $8)	8
Receivables for
Investments sold	447
Fund shares sold	16,097
Interest and dividends	65,028
Receivable from investment adviser	1,390
Other assets	499
Total assets	$49,979,378
Liabilities
Payables for
Fund shares reacquired	$30,689
Collateral for securities loaned, at value	604,954
Payable to affiliates
Administrative services fee	192
Shareholder servicing costs	4
Distribution and/or service fees	401
Payable for independent Trustees' compensation	99
Accrued expenses and other liabilities	36,268
Total liabilities	$672,607
Net assets	$49,306,771
Net assets consist of
Paid-in capital	$37,125,023
Total distributable earnings (loss)	12,181,748
Net assets	$49,306,771
Shares of beneficial interest outstanding	6,198,798
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$34,830,388	4,357,279	$7.99
Service Class	14,476,383	1,841,519	7.86
See Notes to Financial Statements
12

MFS New Discovery Value Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/23
Net investment income (loss)
Income
Dividends	$947,862
Dividends from affiliated issuers	46,649
Other	3,398
Income on securities loaned	2,467
Foreign taxes withheld	(6,117)
Total investment income	$994,259
Expenses
Management fee	$417,464
Distribution and/or service fees	34,079
Shareholder servicing costs	1,180
Administrative services fee	17,503
Independent Trustees' compensation	3,055
Custodian fee	5,210
Shareholder communications	618
Audit and tax fees	57,094
Legal fees	295
Miscellaneous	21,125
Total expenses	$557,623
Reduction of expenses by investment adviser	(114,766)
Net expenses	$442,857
Net investment income (loss)	$551,402
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,759,252
Affiliated issuers	(441)
Foreign currency	34
Net realized gain (loss)	$2,758,845
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$2,050,560
Affiliated issuers	(121)
Translation of assets and liabilities in foreign currencies	(24)
Net unrealized gain (loss)	$2,050,415
Net realized and unrealized gain (loss)	$4,809,260
Change in net assets from operations	$5,360,662
See Notes to Financial Statements
13

MFS New Discovery Value Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/23	12/31/22
Change in net assets
From operations
Net investment income (loss)	$551,402	$391,084
Net realized gain (loss)	2,758,845	4,373,770
Net unrealized gain (loss)	2,050,415	(10,596,700)
Change in net assets from operations	$5,360,662	$(5,831,846)
Total distributions to shareholders	$(4,491,553)	$(10,618,121)
Change in net assets from fund share transactions	$2,601,986	$7,079,354
Total change in net assets	$3,471,095	$(9,370,613)
Net assets
At beginning of period	45,835,676	55,206,289
At end of period	$49,306,771	$45,835,676
See Notes to Financial Statements
14

MFS New Discovery Value Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$7.93	$11.40	$8.77	$9.33	$8.45
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.08	$0.06	$0.07	$0.10
Net realized and unrealized gain (loss)	0.73	(1.27)	2.91	0.14	2.46
Total from investment operations	$0.83	$(1.19)	$2.97	$0.21	$2.56
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.07)	$(0.09)	$(0.08)	$(0.08)
From net realized gain	(0.68)	(2.21)	(0.25)	(0.69)	(1.60)
Total distributions declared to shareholders	$(0.77)	$(2.28)	$(0.34)	$(0.77)	$(1.68)
Net asset value, end of period (x)	$7.99	$7.93	$11.40	$8.77	$9.33
Total return (%) (k)(r)(s)(x)	11.46	(10.96)	34.05	4.19	33.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.13	1.15	1.12	1.14	1.13
Expenses after expense reductions	0.88	0.88	0.88	0.88	0.88
Net investment income (loss)	1.26	0.87	0.58	0.90	1.02
Portfolio turnover	51	32	51	84	38
Net assets at end of period (000 omitted)	$34,830	$32,665	$40,980	$44,834	$41,098
Service Class	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$7.81	$11.27	$8.67	$9.25	$8.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.06	$0.04	$0.05	$0.07
Net realized and unrealized gain (loss)	0.72	(1.27)	2.88	0.12	2.45
Total from investment operations	$0.80	$(1.21)	$2.92	$0.17	$2.52
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)	$(0.07)	$(0.06)	$(0.05)
From net realized gain	(0.68)	(2.21)	(0.25)	(0.69)	(1.60)
Total distributions declared to shareholders	$(0.75)	$(2.25)	$(0.32)	$(0.75)	$(1.65)
Net asset value, end of period (x)	$7.86	$7.81	$11.27	$8.67	$9.25
Total return (%) (k)(r)(s)(x)	11.22	(11.23)	33.87	3.73	33.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.38	1.40	1.37	1.39	1.38
Expenses after expense reductions	1.13	1.13	1.13	1.13	1.13
Net investment income (loss)	1.01	0.63	0.36	0.66	0.78
Portfolio turnover	51	32	51	84	38
Net assets at end of period (000 omitted)	$14,476	$13,171	$14,227	$10,215	$9,518

See Notes to Financial Statements
15

MFS New Discovery Value Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS New Discovery Value Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS New Discovery Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other
17

MFS New Discovery Value Portfolio
Notes to Financial Statements  - continued
market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$48,481,992	$—	$—	$48,481,992
Mutual Funds	1,413,917	—	—	1,413,917
Total	$49,895,909	$—	$—	$49,895,909
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $578,885. The fair value of the fund's investment securities on loan and a related liability of $604,954 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
18

MFS New Discovery Value Portfolio
Notes to Financial Statements  - continued
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/23	Year ended 12/31/22
Ordinary income (including any short-term capital gains)	$706,316	$4,595,522
Long-term capital gains	3,785,237	6,022,599
Total distributions	$4,491,553	$10,618,121
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/23
Cost of investments	$41,110,540
Gross appreciation	11,317,375
Gross depreciation	(2,532,006)
Net unrealized appreciation (depreciation)	$8,785,369
Undistributed ordinary income	1,394,499
Undistributed long-term capital gain	2,001,896
Other temporary differences	(16)
Total distributable earnings (loss)	$12,181,748
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
19

MFS New Discovery Value Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/23	Year ended 12/31/22
Initial Class	$3,190,049	$7,623,891
Service Class	1,301,504	2,994,230
Total	$4,491,553	$10,618,121
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $250 million	0.90%
In excess of $250 million	0.85%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this management fee reduction amounted to $5,932, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2025. For the year ended December 31, 2023, this reduction amounted to $108,834, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2023, the fee was $736, which equated to 0.0016% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2023, these costs amounted to $444.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2023 was equivalent to an annual effective rate of 0.0377% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
20

MFS New Discovery Value Portfolio
Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $42,350.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to $3,366, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $23,266,990 and $24,852,878, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	802,480	$6,288,360	189,342	$1,803,802
Service Class	387,873	3,005,340	406,264	3,826,984
	1,190,353	$9,293,700	595,606	$5,630,786
Shares issued to shareholders in reinvestment of distributions
Initial Class	437,592	$3,190,049	938,903	$7,623,891
Service Class	181,268	1,301,504	373,811	2,994,230
	618,860	$4,491,553	1,312,714	$10,618,121
Shares reacquired
Initial Class	(999,577)	$(7,986,293)	(604,995)	$(5,885,751)
Service Class	(413,034)	(3,196,974)	(357,231)	(3,283,802)
	(1,412,611)	$(11,183,267)	(962,226)	$(9,169,553)
Net change
Initial Class	240,495	$1,492,116	523,250	$3,541,942
Service Class	156,107	1,109,870	422,844	3,537,412
	396,602	$2,601,986	946,094	$7,079,354
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 30%, 11%, and 6%, respectively, of the value of outstanding voting shares of the fund.
Effective at the close of business on August 14, 2019, the fund was closed to new investors subject to certain exceptions.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires
21

MFS New Discovery Value Portfolio
Notes to Financial Statements  - continued
on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2023, the fund’s commitment fee and interest expense were $235 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$512,710	$18,937,737	$18,640,922	$(441)	$(121)	$808,963
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$46,649	$—
22

MFS New Discovery Value Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS New Discovery Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS New Discovery Value Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
24

MFS New Discovery Value Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
25

MFS New Discovery Value Portfolio
Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Richard Offen
26

MFS New Discovery Value Portfolio
Board Review of Investment Advisory Agreement
MFS New Discovery Value Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
27

MFS New Discovery Value Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $250 million.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
28

MFS New Discovery Value Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $4,164,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 84.29% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr., members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended December 31, 2023 and 2022, audit fees billed to the Fund by Deloitte were as follows:

Fees billed by Deloitte:		Audit Fees
	2023	2022
MFS Blended Research Small Cap Equity Portfolio	54,000	49,786
MFS Conservative Allocation Portfolio	36,864	33,949
MFS Global Real Estate Portfolio	55,143	50,843
MFS Growth Allocation Portfolio	36,864	33,949
MFS Inflation-Adjusted Bond Portfolio	42,499	39,157
MFS Limited Maturity Portfolio	67,524	62,285
MFS Mid Cap Value Portfolio	55,641	51,303
MFS Moderate Allocation Portfolio	36,864	33,949
MFS New Discovery Value Portfolio	54,000	49,786
Total	439,399	405,007

For the fiscal years ended December 31, 2023 and 2022, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS Blended Research	2,400	2,400	0	0	0	0
Small Cap Equity Portfolio

To MFS Conservative	2,400	2,400	0	0	0	0
Allocation Portfolio

To MFS Global Real Estate	2,400	2,400	0	0	0	0
Portfolio

To MFS Growth Allocation	2,400	2,400	0	0	0	0
Portfolio

To MFS Inflation-Adjusted	2,400	2,400	0	0	0	0
Bond Portfolio

To MFS Limited Maturity	2,400	2,400	0	0	0	0
Portfolio

To MFS Mid Cap Value	2,400	2,400	0	0	0	0
Portfolio

To MFS Moderate Allocation	2,400	2,400	0	0	0	0
Portfolio

To MFS New Discovery Value	2,400	2,400	0	0	0	0
Portfolio

Total fees billed by Deloitte	21,600	21,600	0	0	0	0
To above Funds:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022

To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Blended
Research Small Cap Equity
Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Conservative
Allocation Portfolio*

To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Global Real
Estate Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Growth
Allocation Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Inflation-
Adjusted Bond Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Limited
Maturity Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Mid Cap Value
Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS Moderate
Allocation Portfolio*
To MFS and MFS Related	0	0	0	0	0	3,790
Entities of MFS New Discovery
Value Portfolio*

Fees billed by Deloitte:					Aggregate fees for non-audit services:
					2023	2022
To MFS Blended Research Small Cap Equity Portfolio, MFS and MFS					2,400	6,190
Related Entities#

To MFS Conservative Allocation Portfolio, MFS and MFS Related Entities#					2,400	6,190
To MFS Global Real Estate Portfolio, MFS and MFS Related Entities#					2,400	6,190
To MFS Growth Allocation Portfolio, MFS and MFS Related Entities#					2,400	6,190
To MFS Inflation-Adjusted Bond Portfolio, MFS and MFS Related Entities#					2,400	6,190
To MFS Limited Maturity Portfolio, MFS and MFS Related Entities#					2,400	6,190
To MFS Mid Cap Value Portfolio, MFS and MFS Related Entities#					2,400	6,190
To MFS Moderate Allocation Portfolio, MFS and MFS Related Entities#					2,400	6,190
To MFS New Discovery Value Portfolio, MFS and MFS Related Entities#					2,400	6,190

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4 Certain fees reported in 2022 have been restated in this filing from those reported in the Registrant's filing for the reporting period ended December 31, 2022.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not Applicable.

ITEM 14. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

Notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST III

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: February 14, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: February 14, 2024

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: February 14, 2024

* Print name and title of each signing officer under his or her signature.